UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [X]   Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
 [ ]   Definitive Proxy Statement
 [ ]   Definitive Additional Materials
 [ ]   Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                               RYDEX SERIES FUNDS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]   No fee required.
 [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

 [ ]   Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                              RYDEX VARIABLE TRUST
                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Insurance Product Owner and Shareholder:

         I am writing to you on an important matter relating to the Rydex|SGI family of funds (the "Funds"). On September 21, 2011, Security Investors, LLC, the Funds' investment adviser, that operates under the name Rydex Investments (the "Investment Adviser"), an indirect wholly-owned subsidiary of an entity that is managed by a subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), announced a transaction whereby Guggenheim Capital will acquire 100% of the Investment Adviser and certain affiliated businesses. This transaction is expected to be completed in late 2011 or early 2012.

         This transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the transaction could be deemed to terminate the Funds' investment advisory agreements with the Investment Adviser and any sub-advisory agreements unless you approve new, substantially identical, agreements.

         Accordingly, by this joint proxy statement, we are requesting that you vote to approve investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser, and, as applicable, any sub-adviser, may continue to manage the Funds after the transaction is completed in a manner that is substantially similar to the current management of the Funds.

         With respect to Rydex Variable Trust, the Funds are available as investment options under variable annuity contracts and variable life insurance policies ("insurance products").

         In addition, you will be asked to consider and approve: (i) the election of nine individuals to the Boards of Trustees of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds; and (ii) a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board of Trustees, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser, subject to certain conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission.

         If you are a shareholder of the Rydex Series Funds U.S. Government Money Market Fund or the Rydex Variable Trust U.S. Government Money Market Fund (together, the "Money Market Funds"), we are also requesting that you vote to approve the elimination of each Money Market Fund's fundamental investment policy on investing in other investment companies.

         A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, including the Funds listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for November 22, 2011 to vote on these matters. If you are a shareholder (or with respect to Rydex Variable Trust, an insurance product owner) of record of any of the Funds as of the close of business on October 3, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares or an insurance product.

         Pursuant to these materials, you are being asked to approve proposals for the Funds of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds, as noted above. Please note that you may receive similar materials if you own shares of other Funds in the Rydex|SGI fund complex asking you to approve proposals for the other Funds.

         You can vote in one of four ways:

         o By mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope,

         o   Through the web site listed in the proxy voting instructions,

         o By telephone using the toll-free number listed in the proxy voting instructions, or

         o   In person at the shareholder meeting on November 22, 2011.

         We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

         Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,

                                       Richard M. Goldman
                                       President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE

OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

         By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning the Rydex|SGI family of funds (the "Funds").

         Proposals 1 through 4 relate to actions that need to be taken in light of a transaction (the "Transaction") involving a change in the corporate ownership structure of Security Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). Guggenheim Capital, LLC ("Guggenheim Capital") currently manages the Investment Adviser and certain of its affiliates through an indirect subsidiary. Pursuant to the Transaction, Guggenheim Capital has agreed to acquire the Investment Adviser and certain affiliated businesses. The Transaction could be deemed to terminate the Funds' current investment advisory agreements with the Investment Adviser (the "Current Investment Advisory Agreements") and the Investment Adviser's sub-advisory agreements with CLS Investments, LLC ("CLS"), the sub-adviser to certain Funds (the "Current CLS Agreements"), Dorsey, Wright & Associates, Inc. ("DWA"), the sub-adviser to certain Funds (the "Current DWA Agreements") and American Independence Financial Services, LLC ("AIFS"), the sub-adviser to the Long Short Interest Rate Strategy Fund (the "Current AIFS Agreement") (collectively, the "Current Agreements") unless you approve new substantially identical agreements (attached hereto as Appendix B).

         Proposal 5 relates to the election of nine individuals to the Boards of Trustees (collectively, the "Board") of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds (the "Trusts"). The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be appropriate.

         Proposal 6 relates to the approval of a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board and certain other conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission (the "SEC"), to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. Currently, the Investment Adviser must obtain shareholder approval of any sub-advisory agreement with a new sub-adviser that it wishes to retain to manage a Fund, as well as any material changes to an existing sub-advisory agreement. As discussed in more detail below, a manager of managers arrangement would permit the Investment Adviser to avoid the expense and delays associated with obtaining shareholder approval.

         Proposal 7 only concerns shareholders of Rydex Series Funds U.S. Government Money Market Fund and Rydex Variable Trust U.S. Government Money Market Fund (the "Money Market Funds"). Investors in other Funds are not asked to vote on the seventh proposal. The seventh proposal relates to the proposed elimination of the fundamental investment policy on investing in other investment companies to permit the Money Market Funds to make changes to their investment program as discussed in more detail below. The Money Market Funds' current policies on investing in other investment companies is not required and is more prohibitive than applicable law requires. The Money Market Funds will continue to invest in compliance with strict regulatory requirements applicable to money market funds.

Q.       WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) The change in the corporate ownership structure of the Investment Adviser contemplated by the Transaction could potentially be deemed to constitute a "change in control" (as this term is used for regulatory purposes) of the Investment Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the mutual fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds (the "New Investment Advisory Agreements"), as well as new sub-advisory agreements between the Investment Adviser and CLS with respect to certain Funds (the "New CLS Agreements"), new sub-advisory agreements between the Investment Adviser and DWA with respect to certain Funds (the "New DWA Agreements"), and a new sub-advisory agreement between the Investment Adviser and AIFS with respect to the Rydex Series Funds--Long Short Interest Rate Strategy Fund (the "New AIFS Agreements") (collectively, the "New Agreements").

         The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Investment Adviser will remain the same. Upon completion of the Transaction, Guggenheim Capital will be the parent company of the Investment Adviser. Guggenheim Capital currently manages the Investment Adviser and certain of its affiliates through an indirect subsidiary.

         The Boards of Trustees (collectively, the "Board") of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds (the "Trusts") considered the Transaction and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's respective shareholders, the Investment Adviser will continue to serve as investment adviser to the Funds, and CLS, DWA and AIFS will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by the each of the Investment Adviser, CLS, DWA and AIFS (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

         With respect to the fifth proposal, you are being asked to vote for the election of board members ("Trustees") because the Board believes it would be appropriate, in light of the Transaction, to subject the current Trustees to a shareholder vote and to ask shareholders to vote to add a new Trustee who is affiliated with Guggenheim Capital. The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected Trustees.

         With respect to the sixth proposal, the 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by a fund's board of trustees/directors as well as its shareholders. The Investment Adviser and certain affiliated Funds of the Trusts have previously received an exemptive order from the SEC pursuant to which the Investment Adviser is permitted to retain sub-advisers and amend the terms of existing sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. This type of arrangement, which gives more flexibility to appoint investment sub-advisers to manage a fund, is commonly referred to as a fund "manager of managers" arrangement. The SEC's order permitting the Investment Adviser to use a manager of managers arrangement requires that before a Fund may rely on the order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide the Investment Adviser with flexibility (subject to Board approval) to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of the manager of managers arrangement for the Funds. [Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement in the foreseeable future.]

         With respect to the seventh proposal, the 1940 Act requires the Money Market Funds' shareholders to approve a change to the applicable Money Market Fund's fundamental investment policy, with respect to investing in other investment companies. Each Money Market Fund's current fundamental investment policy prohibits investing in other investment companies, which unnecessarily limits investment strategies. Upon a request from the Investment Adviser to make changes to the Money Market Funds' policy to be able to invest a portion of the Money Market Funds' assets in other funds, the Board has reviewed the Money Market Funds' fundamental investment policies on investing in other investment companies and has recommended the elimination of the policies. The proposal is unrelated to the Transaction and only concerns shareholders of the Money Market Funds.

Q.       WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers, and the persons responsible for the day-to-day investment management of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the Transaction.

Q.       WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Transaction could also be deemed to affect the control of certain of the Funds' other servicer providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, LLC which serves as the Funds' principal underwriter/distributor (the "Distributor"), and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. The Affiliated Service Providers and the Investment Adviser are commonly held. Under the 1940 Act, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has also been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the Transaction.

Q.       WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
         INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements. Services also will remain substantially the same.

Q.       WILL THE PROPOSED CHANGES TO THE BOARD RESULT IN HIGHER FUND EXPENSES?

A.       No. Only "non-interested" Trustees (as that term is defined in the 1940
         Act) receive compensation from the Funds they oversee. The proposed additional Trustee would be an "interested" Trustee because of his affiliation with Guggenheim Capital. Because interested Trustees do not receive compensation from the Funds, the cost of this additional Trustee would not be borne by the Funds.

Q. FOR SHAREHOLDERS OF THE MONEY MARKET FUNDS ONLY. WHAT EFFECT WILL THE PROPOSED ELIMINATION OF THE MONEY MARKET FUNDS' FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN OTHER INVESTMENT COMPANIES HAVE ON THE MONEY MARKET FUNDS?

A. While this proposal is intended to provide the Money Market Funds with flexibility to invest in other funds, the Money Market Funds would continue to be managed subject to the limitations on investing in other investment companies imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies, and policies expressed in the Money Market Funds' registration statements as may be changed by the Board from time to time, and regulations that apply to money market funds.

         If the proposal is approved by shareholders, the Money Market Funds would be permitted to invest in the shares of other investment companies (that are money market funds). As a shareholder of another investment company, a Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and would be exposed to the risks attributable to investing in the selected funds. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding the proposed elimination, at all times, the Money Market Funds will comply with the provisions of the 1940 Act that apply to investments in other investment companies and Securities and Exchange Commission Rule 2a-7, which strictly prescribes the type of investments that money market funds can invest in. The Money Market Funds will continue to seek to maintain a stable $1.00 price per share as permitted by current Rule 2a-7.

         Should a Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Fund's current fundamental investment policy on investing in investment companies would continue to apply unchanged and the Board would decide whether to make other changes to the Money Market Fund's investment program.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.       WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on November 22, 2011 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.       HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.       WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.       WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal, other than Proposal 5, must be approved by a vote of a majority of the outstanding voting securities of that Fund. In addition, with respect to the Money Market Funds, the proposed elimination of the Money Market Funds' fundamental investment policies on investing in other investment companies also must be approved by a vote of a majority of the outstanding voting securities of each Money Market Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 5, a plurality of the shares voting is required to elect each individual nominated as a Trustee.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.       IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q. I'M A RYDEX VARIABLE TRUST INSURANCE PRODUCT OWNER. HOW WILL MY VOTE BE COUNTED?

A. As a variable annuity contract or variable life insurance policy owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how the shares of the Rydex Variable Trust Fund(s) attributable to your product should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your product in proportion ("for" or "withhold authority") to those Rydex Variable Trust shares for which instructions are received. As a result, a small number of product owners could determine the outcome of the vote if other product owners fail to vote.

Q.       HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

         Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                              RYDEX VARIABLE TRUST
                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

         Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trusts' offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time for the purposes listed below:

                       PROPOSAL                              SHAREHOLDERS SOLICITED TO VOTE
1.       THE APPROVAL OF A NEW INVESTMENT                               ALL FUNDS
         ADVISORY AGREEMENT BETWEEN EACH TRUST
         AND SECURITY INVESTORS, LLC, WITH RESPECT
         TO EACH FUND

2.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX VARIABLE TRUST--
         AGREEMENT BETWEEN SECURITY INVESTORS,                        AMERIGO FUND
         LLC AND CLS INVESTMENTS, LLC, WITH                           CLERMONT FUND
         RESPECT TO CERTAIN FUNDS                                SELECT ALLOCATION FUND

3.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX VARIABLE TRUST--
         AGREEMENT BETWEEN SECURITY INVESTORS,               DWA FLEXIBLE ALLOCATION FUND
         LLC AND DORSEY, WRIGHT & ASSOCIATES,                  DWA SECTOR ROTATION FUND
         INC., WITH RESPECT TO CERTAIN FUNDS

4.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX SERIES FUNDS--
         AGREEMENT BETWEEN SECURITY INVESTORS,          LONG SHORT INTEREST RATE STRATEGY FUND
         LLC AND AMERICAN INDEPENDENCE
         FINANCIAL SERVICES, LLC, WITH RESPECT TO
         LONG SHORT INTEREST RATE STRATEGY FUND

5        THE APPROVAL OF THE ELECTION OF NOMINEES                       ALL FUNDS
         TO THE BOARD OF TRUSTEES

6.       THE APPROVAL OF A "MANAGER OF                                  ALL FUNDS
         MANAGERS" ARRANGEMENT FOR EACH OF THE
         FUNDS

7.       THE APPROVAL OF THE ELIMINATION OF THE                   RYDEX SERIES FUNDS--
         FUNDAMENTAL INVESTMENT POLICY ON                U.S. GOVERNMENT MONEY MARKET FUND
         INVESTING IN OTHER INVESTMENT COMPANIES
                                                                 RYDEX VARIABLE TRUST--
                                                         U.S. GOVERNMENT MONEY MARKET FUND

8.       TO TRANSACT SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING

         After careful consideration, the Boards of Trustees of the Trusts unanimously recommend that shareholders vote "FOR" Proposals 1, 2, 3, 4, 5, 6 and 7.

         Shareholders (or, with respect to Rydex Variable Trust, variable annuity contract or variable life insurance policy ("insurance products") owners) of record at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Meeting, even if such shareholders or insurance product owners no longer own such shares or products. With respect to Rydex Variable Trust, you are invested in a Fund through the insurance products that you own.

         We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

                                       By Order of the Boards of Trustees,

                                       Richard M. Goldman
                                       President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                              ON NOVEMBER 22, 2011

                                                     RYDEX VARIABLE TRUST
  All-Asset Aggressive Strategy Fund                   Health Care Fund                   Russell 2000(R) 2x Strategy Fund

 All-Asset Conservative Strategy Fund                   Internet Fund                         S&P 500 2x Strategy Fund

   All-Asset Moderate Strategy Fund              Inverse Dow 2x Strategy Fund                 S&P 500 Pure Growth Fund

Alternative Strategies Allocation Fund    Inverse Government Long Bond Strategy Fund          S&P 500 Pure Value Fund

            Amerigo Fund                        Inverse Mid-Cap Strategy Fund             S&P MidCap 400 Pure Growth Fund

            Banking Fund                     Inverse NASDAQ-100(R) Strategy Fund           S&P MidCap 400 Pure Value Fund

        Basic Materials Fund                Inverse Russell 2000(R) Strategy Fund         S&P SmallCap 600 Pure Growth Fund

        Biotechnology Fund                     Inverse S&P 500 Strategy Fund               S&P SmallCap 600 Pure Value Fund

            Clermont Fund                         Japan 2x Strategy Fund                        Select Allocation Fund

        Commodities Strategy Fund                       Leisure Fund                    Strengthening Dollar 2x Strategy Fund

      Consumer Products Fund                   Managed Futures Strategy Fund                       Technology Fund

        Dow 2x Strategy Fund                    Mid-Cap 1.5x Strategy Fund                     Telecommunications Fund

    DWA Flexible Allocation Fund                Multi-Hedge Strategies Fund                       Transportation Fund

        DWA Sector Rotation Fund              NASDAQ-100(R) 2x Strategy Fund               U.S. Government Money Market Fund

           Electronics Fund                         NASDAQ-100(R) Fund                       U.S. Long Short Momentum Fund

            Energy Fund                                  Nova Fund                                  Utilities Fund

       Energy Services Fund                        Precious Metals Fund                    Weakening Dollar 2x Strategy Fund

     Europe 1.25x Strategy Fund                      Real Estate Fund

       Financial Services Fund                        Retailing Fund

     Government Long Bond 1.2x               Russell 2000(R) 1.5x Strategy Fund
          Strategy Fund

                                                     RYDEX SERIES FUNDS
      All-Asset Aggressive Strategy Fund                      Internet Fund                             Retailing Fund

    All-Asset Conservative Strategy Fund      Inverse Emerging Markets 2x Strategy Fund      Russell 2000(R) 1.5x Strategy Fund

       All-Asset Moderate Strategy Fund       Inverse Government Long Bond Strategy Fund            Russell 2000(R) Fund

         Alternative Strategies Fund             Inverse High Yield Strategy Fund                      S&P 500 Fund

  Alternative Strategies Allocation Fund           Inverse Mid-Cap Strategy Fund                  S&P 500 Pure Growth Fund

                Banking Fund                     Inverse NASDAQ-100(R) Strategy Fund              S&P 500 Pure Value Fund

            Basic Materials Fund                Inverse Russell 2000(R) Strategy Fund         S&P MidCap 400 Pure Growth Fund

             Biotechnology Fund                     Inverse S&P 500 Strategy Fund              S&P MidCap 400 Pure Value Fund

         Commodities Strategy Fund                     Japan 2x Strategy Fund                S&P SmallCap 600 Pure Growth Fund

           Consumer Products Fund                           Leisure Fund                     S&P SmallCap 600 Pure Value Fund

                Electronics Fund                  Long/Short Commodities Strategy Fund     Strengthening Dollar 2x Strategy Fund

      Emerging Markets 2x Strategy Fund           Long Short Equity Strategy Fund                    Technology Fund

                 Energy Fund                     Long Short Interest Rate Strategy Fund          Telecommunications Fund

            Energy Services Fund                     Managed Futures Strategy Fund                 Transportation Fund

         Europe 1.25x Strategy Fund                   Mid-Cap 1.5x Strategy Fund            U.S. Government Money Market Fund

Event Driven and Distressed Strategies Fund          Multi-Hedge Strategies Fund              U.S. Long Short Momentum Fund

          Financial Services Fund                        NASDAQ-100(R) Fund                           Utilities Fund

  Government Long Bond 1.2x Strategy Fund                    Nova Fund                       Weakening Dollar 2x Strategy Fund

             Health Care Fund                          Precious Metals Fund

        High Yield Strategy Fund                         Real Estate Fund

                               RYDEX DYNAMIC FUNDS
         Dow 2x Strategy Fund                   Inverse S&P 500 2x Strategy Fund

     Inverse Dow 2x Strategy Fund                 NASDAQ-100(R) 2x Strategy Fund

Inverse NASDAQ-100(R) 2x Strategy Fund           Russell 2000(R) 2x Strategy Fund

 Inverse Russell 2000(R) 2x Strategy Fund           S&P 500 2x Strategy Fund

                                     TABLE OF CONTENTS
OVERVIEW OF THE PROPOSALS.............................................................  [ ]

    PROPOSALS 1-4: Approval of the New Agreements ....................................  [ ]
         Information Regarding the Transaction .......................................  [ ]
         Section 15(f) of the 1940 Act................................................  [ ]
         Approval of the New Agreements by the Board..................................  [ ]
         Board Considerations in Approving the New Agreements.........................  [ ]
         New Agreements...............................................................  [ ]

    PROPOSAL 5: Approval of the Election of Trustees .................................  [ ]
    PROPOSAL 6: Approval of a "Manager of Managers" Arrangement.......................  [ ]
    PROPOSAL 7: Money Market Funds only--Approval of the Elimination of each
         Fund's Fundamental Investment Policy on Investing in Other Investment
         Companies ...................................................................  [ ]

PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
    AGREEMENTS WITH RESPECT TO ALL FUNDS .............................................  [ ]
    The Investment Adviser ...........................................................  [ ]
    Material Terms of the New Investment Advisory Agreements .........................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 1....................................................  [ ]
PROPOSAL 2--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS  .............................  [ ]
    Information About CLS ............................................................  [ ]
    Material Terms of the CLS Sub-Advisory Agreements ................................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 2....................................................  [ ]
PROPOSAL 3--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS  .............................  [ ]
    Information About DWA.............................................................  [ ]
    Material Terms of the DWA Sub-Advisory Agreements ................................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 3....................................................  [ ]
PROPOSAL 4--THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT .............................  [ ]
    Information About AIFS............................................................  [ ]
    Material Terms of the AIFS Sub-Advisory Agreement.................................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 4....................................................  [ ]
PROPOSAL 5--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR THE TRUST ...................  [ ]
    Information Regarding the Nominees................................................  [ ]
    Board's Consideration of Each Nominee's Qualifications, Experience, Attributes
         or Skills ...................................................................  [ ]
    Principal Officers of the Funds ..................................................  [ ]
    Nominee Ownership of Portfolio Shares ............................................  [ ]
    Board Compensation................................................................  [ ]
    Committees and Meetings of the Board..............................................  [ ]
    Independent Registered Public Accounting Firm ....................................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 5....................................................  [ ]
PROPOSAL 6--THE APPROVAL OF A "MANAGER OF MANAGERS"
    ARRANGEMENT WITH RESPECT TO ALL FUNDS ............................................  [ ]
    "Manager of Managers" Arrangement.................................................  [ ]
    Conditions of the Exemptive Relief................................................  [ ]
    Board Considerations in Approving the "Manager of Managers" Arrangement ..........  [ ]

BOARD RECOMMENDATION ON PROPOSAL 6....................................................  [ ]
PROPOSAL 7 - THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL
    INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT
    COMPANIES WITH RESPECT TO THE MONEY MARKET FUNDS .................................  [ ]
    Proposed Fundamental Investment Policy............................................  [ ]
    Current Fundamental Investment Policy ............................................  [ ]
    Discussion of Proposed Modification...............................................  [ ]

BOARD RECOMMENDATION ON PROPOSAL 7....................................................  [ ]
OTHER BUSINESS .......................................................................  [ ]
ADDITIONAL INFORMATION................................................................  [ ]
    Administrator, Principal Underwriter and Transfer Agent ..........................  [ ]
    Affiliations and Affiliated Brokerage ............................................  [ ]
    Other Information ................................................................  [ ]
    Voting Information ...............................................................  [ ]
    Shareholder Proposals.............................................................  [ ]

                                               APPENDICES
Appendix A        CORPORATE STRUCTURE OF THE INVESTMENT ADVISER..................................    A-1

Appendix B        FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS....................................    B-1

Appendix C        INFORMATION REGARDING THE INVESTMENT ADVISORY
                  AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER AND AFFILIATES..............    C-1

Appendix D        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER ............    D-1

Appendix E        ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC .................................    E-1

Appendix F        FORM OF NEW SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC ..................    F-1

Appendix G        INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT
                  WITH CLS INVESTMENTS, LLC AND FEES PAID TO THE SUB-ADVISER ....................    G-1

Appendix H        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF CLS INVESTMENTS, LLC ..............    H-1

Appendix I        ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY CLS INVESTMENTS, LLC.. ..................................    I-1

Appendix J        FORM OF NEW SUB-ADVISORY AGREEMENT WITH DORSEY,
                  WRIGHT & ASSOCIATES, INC. .....................................................    J-1

Appendix K        INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT
                  WITH DORSEY, WRIGHT & ASSOCIATES, INC. AND FEES PAID TO
                  THE SUB-ADVISER ...............................................................    K-1

Appendix L        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF DORSEY,
                  WRIGHT & ASSOCIATES, INC. .....................................................    L-1

Appendix M        ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY DORSEY, WRIGHT & ASSOCIATES, INC.........................    M-1

Appendix N        FORM OF NEW SUB-ADVISORY AGREEMENT WITH AMERICAN
                  INDEPENDENCE FINANCIAL SERVICES, LLC ..........................................    N-1

Appendix O        INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT
                  WITH AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND
                  FEES PAID TO THE SUB-ADVISER...................................................    O-1

Appendix P        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF AMERICAN
                  INDEPENDENCE FINANCIAL SERVICES, LLC ..........................................    P-1

Appendix Q        ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC. ..........    Q-1

Appendix R        OUTSTANDING SHARES.............................................................    R-1

Appendix S        BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND .....................    S-1

Appendix T        NOMINATING COMMITTEE CHARTERS .................................................    T-1

                              RYDEX VARIABLE TRUST
                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

         This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the "Board") of Rydex Variable Trust, Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trusts to be held at the Trusts' offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof (the "Meeting").

         The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trusts listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") for the purposes listed below:

                      PROPOSAL                              SHAREHOLDERS SOLICITED TO VOTE
1.       THE APPROVAL OF A NEW INVESTMENT                               ALL FUNDS
         ADVISORY AGREEMENT BETWEEN EACH TRUST
         AND SECURITY INVESTORS, LLC, WITH RESPECT
         TO EACH FUND ("PROPOSAL 1")

2.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX VARIABLE TRUST--
         AGREEMENT BETWEEN SECURITY INVESTORS,                        AMERIGO FUND
         LLC AND CLS INVESTMENTS, LLC, WITH                           CLERMONT FUND
         RESPECT TO CERTAIN FUNDS ("PROPOSAL 2")                 SELECT ALLOCATION FUND

3.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX VARIABLE TRUST--
         AGREEMENT BETWEEN SECURITY INVESTORS,               DWA FLEXIBLE ALLOCATION FUND
         LLC AND DORSEY, WRIGHT & ASSOCIATES,                  DWA SECTOR ROTATION FUND
         INC., WITH RESPECT TO CERTAIN FUNDS
         ("PROPOSAL 3")

4.       THE APPROVAL OF A NEW SUB-ADVISORY                      RYDEX SERIES FUNDS--
         AGREEMENT BETWEEN SECURITY INVESTORS,          LONG SHORT INTEREST RATE STRATEGY FUND
         LLC AND AMERICAN INDEPENDENCE
         FINANCIAL SERVICES, LLC, WITH RESPECT TO

         LONG SHORT INTEREST RATE STRATEGY FUND
         ("PROPOSAL 4")

5.       THE APPROVAL OF THE ELECTION OF NOMINEES                       ALL FUNDS
         TO THE BOARD OF TRUSTEES ("PROPOSAL 5")

6.       THE APPROVAL OF A "MANAGER OF                                  ALL FUNDS
         MANAGERS" ARRANGEMENT FOR EACH OF THE
         FUNDS ("PROPOSAL 6")

7.       THE APPROVAL OF THE ELIMINATION OF THE                   RYDEX SERIES FUNDS--
         FUNDAMENTAL INVESTMENT POLICY ON                U.S. GOVERNMENT MONEY MARKET FUND
         INVESTING IN OTHER INVESTMENT COMPANIES
         ("PROPOSAL 7")                                          RYDEX VARIABLE TRUST--
                                                         U.S. GOVERNMENT MONEY MARKET FUND

8.       TO TRANSACT SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING

         This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 13, 2011.

         The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

         You are entitled to vote at the Meeting of each Fund of which you are a shareholder (with respect to each series of Rydex Variable Trust, a variable annuity contract or variable life insurance policy ("insurance products") owner) as of the close of business on October 3, 2011 (the "Record Date"). Shares of each series of Rydex Variable Trust are available primarily for insurance products. Rydex Variable Trust is soliciting voting instructions from insurance product owners and shareholders invested in each Fund in connection with the Proposals, as applicable. For ease of reference, throughout this Joint Proxy Statement, insurance product owners may be referred to as "shareholders" of a Fund.

         If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                 FOR THE MEETING TO BE HELD ON NOVEMBER 22, 2011

         This Joint Proxy Statement is available at www.proxyonline.us/rydexsgi. In addition, with respect to Rydex Variable Trust, Rydex Dynamic Funds, and Rydex Series Funds (Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund only) shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2010, including financial reports for the fiscal year ended December 31, 2010, and in any recent semi-annual report succeeding such annual report, if any. With respect to Rydex Series Funds (except for those Funds listed above), shareholders can find important information about each Fund in the Fund's annual report, dated March 31, 2011, including financial reports for the fiscal year ended March 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.rydex-sgi.com.

                            OVERVIEW OF THE PROPOSALS

                                 PROPOSALS 1 - 4

                         APPROVAL OF THE NEW AGREEMENTS

         Proposals 1 through 4 relate to actions that need to be taken in response to an impending transaction (the "Transaction") involving Securities Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser").

         The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, such as the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. Pursuant to the Transaction, it is possible that there could be a deemed "change in control" of the Investment Adviser. In that case, in order for the Investment Adviser to continue to advise the Funds and manage their investments, a new investment advisory agreement must be in effect upon the consummation of the Transaction. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

         In addition, the Transaction will result in the termination of the current sub-advisory agreements between: (i) the Investment Adviser and CLS Investments, LLC ("CLS") with respect to the Rydex Variable Trust Amerigo Fund, Clermont Fund and Select Allocation Fund (the "CLS Funds"); (ii) the Investment Adviser and Dorsey, Wright & Associates, Inc. ("DWA") with respect to the Rydex Variable Trust DWA Flexible Allocation Fund and DWA Sector Rotation Fund (the "DWA Funds"); and (iii) the Investment Adviser and American Independence Financial Services, LLC ("AIFS") with respect to the Rydex Series Funds Long Short Interest Rate Strategy Fund (the "AIFS Fund"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and CLS with respect to the CLS Funds (the "New CLS Agreements"), Proposal 3 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and DWA with respect to the DWA Funds (the "New DWA Agreements") and Proposal 4 relates to the approval by shareholders of a new sub-advisory agreement between the Investment Adviser and AIFS with respect to the AIFS Fund (the "New AIFS Agreement") (together with the New Investment Advisory Agreements, the "New Agreements").

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                                   AGREEMENTS.

                      INFORMATION REGARDING THE TRANSACTION

         Summary Discussion--Currently, the Investment Adviser is a part of a large group of companies that also includes businesses such as Security Benefit Life Insurance Company. The

Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change.

         Detailed Discussion--On September 20, 2011, Guggenheim Capital agreed to purchase the indirect holding company of the Investment Adviser. Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Detailed information on the effect of the Transaction on the ownership structure of the Investment Adviser is set forth in Appendix A to this Joint Proxy Statement.

         The Transaction will not result in material changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. Guggenheim Capital will be the parent company of the Investment Adviser.

         In addition, as a result of the Transaction, Guggenheim Capital will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor"), an affiliate of the Investment Adviser. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction.

         While the parties expect the Transaction to be completed in late 2011 or early 2012, it is subject to various conditions (including a condition that 80% or more of the Funds' assets managed by the Investment Adviser approve the New Investment Advisory Agreements), and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements"), the current sub-advisory agreements between the

Investment Adviser and CLS with respect to the CLS Funds (the "Current CLS Agreements"), the current sub-advisory agreements between the Investment Adviser and DWA with respect to the DWA Funds (the "Current DWA Agreements") and the current sub-advisory agreement between the Investment Adviser and AIFS with respect to the AIFS Fund (the "Current AIFS Agreement") (collectively, the "Current Agreements") will not terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include interim investment advisory agreements with the Investment Adviser, or maintaining the current ownership structure pending further discussions.

                          SECTION 15(f) OF THE 1940 ACT

         Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

         Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

                   APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

         At a Special Meeting of the Board held on August 16, 2011 (the "August Special Board Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Investment Advisory Agreements (the "Independent Trustees"), were present, the Board considered the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve each Fund as investment adviser after the completion of the Transaction. At a Special Meeting of the Board held on September 14, 2011 (the "September Special Board Meeting", and together with the August Special Board Meeting, the "Special Board Meetings") at which a majority of the Trustees, including a majority of the Independent Trustees, were present, the Board considered further information about the Transaction and voted in favor of the New Investment Advisory Agreements.

         The Investment Adviser's rate of fees for its services to each Fund under each applicable New Investment Advisory Agreement will be the same as its fees under the corresponding Current Investment Advisory Agreement. The other terms of each New Investment Advisory Agreement will also be the same in all material respects to those of the corresponding Current Investment Advisory Agreement. As a result, in reviewing the New Investment Advisory Agreements at the Special Board Meetings, the Board also considered its review of relevant materials relating to the Current Investment Advisory Agreements at the Board's contract review meeting on August 11, 2011 and contract renewal meeting on August 17, 2011 (together, the "2011 Renewal Meeting").

              BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

         Prior to the Special Board Meetings, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to:
(a) certain representations concerning Guggenheim Capital's financial condition,
(b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

         In considering the New Agreements, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser, CLS, DWA and AIFS (collectively, the "Advisers") that the Board had received relating to the Current Agreements at the Board's 2011 Renewal Meeting. The Trustees noted that, at the 2011 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Investment Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital's commitment to the success of the Investment Adviser and the Funds.

         In addition, as a part of their required consideration of the renewal of the Current Agreements at the 2011 Renewal Meeting, the Trustees, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices

(including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisers' profitability from its Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Based on the Board's deliberations at the 2011 Renewal Meeting, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

                                 NEW AGREEMENTS

         NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISERS. At the 2011 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements, by CLS under the Current CLS Agreements, by DWA under the Current DWA Agreements and by AIFS under the Current AIFS Agreement, and, at the Special Board Meetings, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the Current Agreements (which had been recently approved by shareholders and renewed by the Board at the 2011 Renewal Meeting) and the scope of services required to be provided by the Advisers under the New Agreements. The Board noted that the key investment and management personnel of the Investment Adviser servicing the Funds, the management personnel of CLS servicing the CLS Funds, the management personnel of DWA servicing the DWA Funds and the management personnel of AIFS servicing the AIFS Fund are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.
The Board also noted that CLS, DWA and AIFS were not involved in the Transaction and that the approval of the New CLS Agreements with CLS, the New DWA Agreements with DWA and the New AIFS Agreement with AIFS was required due to the proposed assignment of the Current Investment Advisory Agreements with the Investment Adviser.

         FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISERS. At the 2011 Renewal Meeting, the Board had reviewed statistical information prepared by the Advisers regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Partners at the August Special Board Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction. The Board also concluded that CLS, DWA and AIFS would continue to operate following the closing of the

Transaction in much the same manner as they operate today and, as a result, the Board concluded that the investment performance of CLS, DWA and AIFS were not expected to be affected by the Transaction.

         COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISERS AND THEIR AFFILIATES. At the 2011 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements. At that meeting, the Board had also analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The
Board also had reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that CLS', DWA's and AIFS' sub-advisory fees were reasonable and the result of arm's length negotiation. At the Special Board Meetings, the Board considered the fact that the fee rates payable to each of the Advisers would be the same under each Fund's New Agreements as they are under such Fund's Current Agreements. At that meeting, the Board had also concluded that, in the near future, the profits to be realized by CLS and its affiliates under the New CLS Agreements, DWA and its affiliates under the DWA Agreements, AIFS and its affiliates under the New AIFS Agreement, and from other relationships between the Funds and CLS, DWA and AIFS and their affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Advisers' profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

         ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2011 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Trustees noted that the fees would not change under the New Agreements, and that they will have the opportunity to again review the appropriateness of the fees payable to the Advisers under the New Agreements when the renewal of the New Agreements comes before the Board.

         OTHER BENEFITS TO THE ADVISERS AND/OR ITS AFFILIATES. In addition to evaluating the services provided by the Investment Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the 2011 Renewal Meeting. At the Special Board Meetings, the Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Investment Adviser, noting that the Investment Adviser would no longer be a subsidiary of SBC. In this regard, the Board noted that, under the corporate structure after the Transaction, the Investment Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

         With respect to the New CLS Agreements, New DWA Agreements and New
AIFS Agreement, at the 2011 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits CLS, DWA and AIFS might receive as a result of its relationship with the CLS Funds, DWA Funds and AIFS Fund, respectively, including their soft dollar practices, if any. The Board concluded that, taking into account any incidental benefits CLS, DWA and AIFS might receive, the terms of the Current CLS Agreements, the Current DWA Agreements and the Current AIFS Agreement, including the compensation to be paid thereunder, were reasonable. At its Special Board Meetings, the Board considered other benefits to CLS, DWA, AIFS and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were expected because CLS, DWA and AIFS were not parties to the Transaction.

                                   PROPOSAL 5

                              ELECTION OF TRUSTEES

         Proposal 5 relates to the election of the following nine individuals to the Board: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. All of the nominees, except for Mr. Cacciapaglia, currently serve on the Board. If elected, the terms of the nominees will begin shortly after the shareholder vote and each nominee will serve as Trustee for the life of the Trusts or until retirement, removal, or his office is terminated pursuant to the Trusts' Declarations of Trust. Unless and until such new terms begin, the existing Trustees will continue to serve their current terms. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed to serve on the other boards in the Rydex|SGI family of funds. If elected by shareholders, Mr. Cacciapaglia's term as Trustee would commence shortly after the shareholder vote.

         The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees (and to comply with certain legal requirements regarding the proportion of board members that need to have been elected by shareholders). Because a shareholder vote is required to approve the New Investment Advisory Agreements, the Board has proposed that shareholders elect all of the nominees during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of Trustees.

                                   PROPOSAL 6

                 APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT

         Shareholders of the Funds also are being asked to consider the approval of a "manager of mangers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. The 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by the fund's board as well as shareholders. Therefore, the Investment Adviser is generally required to obtain shareholder approval prior to retaining a new sub-adviser, which can be costly.

         The Investment Adviser and certain affiliated funds have previously obtained an exemptive order from the U.S. Securities and Exchange Commission ("SEC"), pursuant to which the Investment Adviser may retain a new sub-adviser to manage a fund, or amend the terms of an existing sub-advisory agreement without prior shareholder approval, subject to certain conditions, including a requirement to send information to shareholders with respect to the appointment of a new sub-adviser (the "Manager of Managers Order"). In addition to the other conditions imposed by the Manager of Managers Order, before the arrangement may be relied upon for a Fund, shareholders of the Fund must approve the arrangement. Although no sub-advisers currently serve the Funds, because shareholder approval is being solicited for other proposals, you are being asked to approve the reliance by the Investment Adviser and the Funds on the Manager of Managers Order. If approved, the Manager of Managers Order would allow the Investment Adviser, subject to Board review and approval, to retain or replace sub-advisers without the delay and expenses associated with soliciting shareholder approval. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement for the funds in the foreseeable future.

                                   PROPOSAL 7

        MONEY MARKET FUNDS ONLY--APPROVAL OF THE ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES

         In addition to considering the New Investment Advisory Agreements in Proposals 1 through 4, shareholders of the Rydex Series Funds U.S. Government Money Market Fund and the Rydex Variable Trust U.S. Government Money Market
Fund (the "Money Market Funds") also are being asked to consider the approval of the elimination of the Money Market Funds' current fundamental investment policies on investing in other investment companies. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. The 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Funds' current fundamental investment policies on investing in other investment companies is unnecessary. This proposal is motivated by the decision to change the Money Market Funds' investment strategies in order to invest in other investment companies when the Investment Adviser deems such an investment in the best interests of the Money Market Funds. The Money Market Funds' current policies restrict unnecessarily the Money Market Funds' ability to invest in other investment companies so the Investment Adviser proposed, and the Board agreed, to eliminate each Fund's policy on investing in other investment companies. Accordingly, Proposal 5 seeks approval of the elimination of each Money Market Fund's fundamental investment policy on investing in other investment companies in order to permit the Money Market Funds to invest in other investment companies. Proposal 5 is unrelated to Proposals 1 through 4. The Investment Adviser believes that it could be appropriate, when market conditions warrant, for the Money Market Funds to invest in other money market funds. The Investment Adviser also believes that this change could improve yield and could permit the Funds to have exposure to new attractive investment opportunities. The Money Market Funds will remain subject to strict regulatory requirements that apply to money market funds.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
         "FOR" THE APPROVAL OF THE NEW AGREEMENTS, "FOR" THE ELECTION OF
          EACH NOMINEE, "FOR" THE APPROVAL OF THE A MANAGER OF MANAGERS
            ARRANGEMENT AND "FOR" THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
             FOR EACH MONEY MARKET FUND. UNMARKED, PROPERLY SIGNED
                       AND DATED PROXIES WILL BE SO VOTED.

               PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
                      AGREEMENTS WITH RESPECT TO ALL FUNDS

         As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Advisory Agreements are attached in Appendix B.

         The terms of the New Investment Advisory Agreements are substantially identical to those of the Current Investment Advisory Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

         The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the deemed change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreements will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

         Security Investors, LLC, which operates under the name Rydex Investments, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the
Current Investment Advisory Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders and
(c) the rate of compensation to the Investment Adviser, is provided in Appendix
C. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

         Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix D. A list of the Trustees and officers of the Trusts who hold positions with the Investment Adviser also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser. (As previously noted, the ownership structure of the Investment Adviser is set forth in Appendix A.)

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

         The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix B.

         DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

         o provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

         o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of each Trust's Declaration of Trust, By-Laws and registration statement on file with the SEC;

         o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

         o   vote any proxies for Fund securities;

         o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

         o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

         INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or (c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

         TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the

Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

             PROPOSAL 2--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                                  AMERIGO FUND
                                  CLERMONT FUND
                             SELECT ALLOCATION FUND

         As discussed above, Proposal 2 relates to the approval by shareholders of the New CLS Agreements between the Investment Adviser and CLS with respect to Amerigo Fund, Clermont Fund and Select Allocation Fund. You are being asked to vote separately on Proposal 2 solely with respect to the CLS Fund(s) that you own. A form of the New CLS Agreements is attached in Appendix F.

         The terms of the New CLS Agreements are identical to those of the corresponding Current CLS Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, CLS will continue to render substantially the same services to the CLS Funds under the New CLS Agreements that it currently renders to the CLS Funds under the Current CLS Agreements.

         The Current CLS Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current CLS Agreements will terminate. Thereafter, subject to shareholder approval, the New CLS Agreements will go into effect. If for some reason the Transaction does not occur, the Current CLS Agreements will not automatically terminate and will remain in effect, and the New CLS Agreements will not be entered into, even if they have been approved by Fund shareholders.

         The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding CLS Funds.

                              INFORMATION ABOUT CLS

         CLS Investments, LLC, located at 4020 South 147th Street, Omaha, Nebraska, 68137, currently serves as sub-adviser to each of Amerigo Fund, Clermont Fund and Select Allocation Fund pursuant to the Current CLS Agreement. Information regarding the Current CLS Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to CLS, is provided in Appendix G. If the New CLS Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

         Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of CLS is set forth in Appendix H. A list of the Trustees and officers of the Trust who hold positions with CLS also is set forth in Appendix H. In addition, set forth in Appendix I is a list of other registered investment companies with similar investment objectives as the CLS Funds, for which CLS acts as investment manager, adviser or sub-adviser.

         CLS is a wholly-owned subsidiary of Northstar Financial Services
Group, LLC ("Northstar"), a Nevada limited liability company. NorthStar is owned 50% by W. Patrick Clarke and 50% by Michael Miola, both of whom serve as a manager of CLS.

                MATERIAL TERMS OF THE CLS SUB-ADVISORY AGREEMENT

         The following summary of the New CLS Agreement between the Investment Adviser and CLS summarizes its material terms and is qualified in its entirety by reference to such New CLS Agreement, a form of which is attached in Appendix F.

         DUTIES OF CLS. Under the Current CLS Agreement and the New CLS Agreement, each between the Investment Adviser and CLS (collectively, the "CLS Sub-Advisory Agreements"), CLS, subject to the supervision of the Investment Adviser and the Board, is responsible for managing the assets of each of the CLS Funds, including making investment decisions and placing orders to purchase and sell securities for such Funds, all in accordance with the investment objective and policies of such Funds as reflected in their current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, CLS will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

         INDEMNITY OBLIGATION. The CLS Sub-Advisory Agreements provide that each of the Investment Adviser and CLS agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care (generally the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use) set forth in the CLS Sub-Advisory Agreements. Furthermore, the Investment Adviser and CLS each agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties thereunder.

         TERM AND CONTINUANCE. Under their terms, the CLS Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a CLS Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the CLS Sub-Advisory Agreements may be terminated with respect to a CLS Fund, at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or CLS. Additionally, each CLS Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 2

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE CLS FUNDS VOTE "FOR" PROPOSAL 2

             PROPOSAL 3--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS
                                WITH RESPECT TO:

                          DWA FLEXIBLE ALLOCATION FUND
                            DWA SECTOR ROTATION FUND

         As discussed above, Proposal 3 relates to the approval by shareholders of the New DWA Agreements between the Investment Adviser and DWA with respect to DWA Flexible Allocation Fund and DWA Sector Rotation Fund. You are being asked to vote separately on Proposal 3 solely with respect to the DWA Fund(s) that you own. A form of the New DWA Agreements is attached in Appendix J.

         The terms of the New DWA Agreements are identical to those of the corresponding Current DWA Agreements except with respect to the date of execution. Consequently, upon shareholder approval, DWA will continue to render substantially the same services to the DWA Funds under the New DWA Agreements that it currently renders to the DWA Funds under the Current DWA Agreements.

         The Current DWA Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current DWA Agreements will terminate. Thereafter, subject to shareholder approval, the New DWA Agreements will go into effect. If for some reason the Transaction does not occur, the Current DWA Agreements will not automatically terminate and will remain in effect, and the New DWA Agreements will not be entered into, even if they have been approved by Fund shareholders.

         The effectiveness of Proposal 3 is also contingent on the approval of Proposal 1 by shareholders of the corresponding DWA Funds.

                              INFORMATION ABOUT DWA

         Dorsey, Wright & Associates, Inc., located at 9201 Forest Hill Avenue, Suite 100, Richmond, VA 23235, currently serves as sub-adviser to each of DWA Flexible Allocation Fund and DWA Sector Rotation Fund pursuant to the Current DWA Agreement. Information regarding the Current DWA Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to DWA, is provided in Appendix K. If the New DWA Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

         Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of DWA is set forth in Appendix L. A list of the Trustees and officers of the Trust who hold positions with DWA also is set forth in Appendix L. In addition, set forth in Appendix M is a list of other registered investment companies with similar investment objectives as the DWA Funds, for which DWA acts as investment manager, adviser or sub-adviser. DWA has announced that they may undergo a change of ownership in the upcoming months which is expected to result in a "change of control" and thus would terminate the New DWA Agreements. It is anticipated that if Proposal 6 of this proxy statement (i.e., the proposal to approve a manager of managers arrangement) is approved by shareholders, the New DWA Agreements would be renewed without shareholder approval, as permitted under the arrangement, in order to avoid the expense of an additional solicitation.

                MATERIAL TERMS OF THE DWA SUB-ADVISORY AGREEMENT

         The following summary of the New DWA Agreements between the Investment Adviser and DWA summarizes its material terms and is qualified in its entirety by reference to such New DWA Agreements, a form of which is attached in Appendix J.

         DUTIES OF DWA. Under the Current DWA Agreements and the New DWA Agreements, each between the Investment Adviser and DWA (collectively, the "DWA Sub-Advisory Agreements"), DWA, subject to the supervision of the Investment Adviser and the Board, is responsible for holding and selling investments for the account of each of the DWA Funds. In accordance with applicable requirements, DWA will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

         INDEMNITY OBLIGATION. The DWA Sub-Advisory Agreements provide that each of the Investment Adviser and DWA agrees to indemnify each other against any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered as a result of error of judgment or mistake of law, unless such losses, claims, damages, liabilities or litigation arise out of or are based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the either party in the performance of any of its duties or obligations under the DWA Sub-Advisory Agreements or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Fund or the omission to state therein a material fact therein. Unless otherwise obligated under applicable law, the Investment Adviser and DWA will not be liable for consequential or indirect damages even if the Investment Adviser and DWA have been advised of the possibility or likelihood of the occurrence of such damages.

         TERM AND CONTINUANCE. Under their terms, the DWA Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a DWA Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the DWA Sub-Advisory Agreements may be terminated with respect to a DWA Fund, at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or DWA. Additionally, each DWA Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 3

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE DWA FUNDS VOTE "FOR" PROPOSAL 3

              PROPOSAL 4--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENT
                                WITH RESPECT TO:

                     LONG SHORT INTEREST RATE STRATEGY FUND

         As discussed above, Proposal 4 relates to the approval by shareholders of the New AIFS Agreement between the Investment Adviser and AIFS with respect to Long Short Interest Rate Strategy Fund. You are being asked to vote separately on Proposal 4 solely if you own the AIFS Fund. A form of the New AIFS Agreement is attached in Appendix N.

         The terms of the New AIFS Agreement are identical to those of the Current AIFS Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, AIFS will continue to render substantially the same services to the AIFS Fund under the New AIFS Agreement that it currently renders to the AIFS Fund under the Current AIFS Agreement.

         The Current AIFS Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current AIFS Agreement will terminate. Thereafter, subject to shareholder approval, the New AIFS Agreement will go into effect. If for some reason the Transaction does not occur, the Current AIFS Agreement will not automatically terminate and will remain in effect, and the New AIFS Agreement will not be entered into, even if it has been approved by Fund shareholders.

         The effectiveness of Proposal 4 is also contingent on the approval of Proposal 1 by shareholders of the AIFS Fund.

                             INFORMATION ABOUT AIFS

         American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, New York 10017, currently serves as sub-adviser to Long Short Interest Rate Strategy Fund pursuant to the Current AIFS Agreement. Information regarding the Current AIFS Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to AIFS, is provided in Appendix O. If the New CLS Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

         Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of AIFS is set forth in Appendix P. A list of the Trustees and officers of the Trust who hold positions with AIFS also is set forth in Appendix P. In addition, set forth in Appendix Q is a list of other registered investment companies with similar investment objectives as the AIFS Fund, for which AIFS acts as investment manager, adviser or sub-adviser.

                MATERIAL TERMS OF THE AIFS SUB-ADVISORY AGREEMENT

         The following summary of the New AIFS Agreement between the Investment Adviser and AIFS summarizes its material terms and is qualified in its entirety by reference to such New AIFS Agreement, a form of which is attached in Appendix N.

         DUTIES OF AIFS. Under the Current AIFS Agreement and the New AIFS Agreement, each between the Investment Adviser and AIFS (collectively, the "AIFS Sub-Advisory Agreements"), AIFS, subject to the supervision of the Investment Adviser and the Board, acts as research provider for and provides certain investment advice for the management of the assets of the AIFS Fund, all in accordance with the investment objective and policies of such Fund as reflected in the current prospectus and statement of additional information as may be adopted from time to time by the Board. In accordance with applicable requirements, AIFS will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

         INDEMNITY OBLIGATION. The AIFS Sub-Advisory Agreements provide that AIFS shall indemnify the Investment Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of AIFS' willful misfeasance, bad faith or gross negligence, or the reckless disregard of its obligations and duties under the AIFS Sub-Advisory Agreements. The AIFS Sub-Advisory Agreements also provide that the Investment Adviser shall indemnify AIFS and its officers and members for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the AIFS' performance of its obligations hereunder, except where such liability or expense results from the AIFS' willful misfeasance, bad faith or gross negligence, or the reckless disregard of the its obligations and duties under the AIFS Sub-Advisory Agreements.

         TERM AND CONTINUANCE. Under their terms, the AIFS Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the AIFS Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the AIFS Sub-Advisory Agreements may be terminated with respect to the AIFS Fund, at any time without the payment of any penalty upon 30-60 days' written notice, either by the Investment Adviser or the Trust, or upon 60 days' written notice by AIFS. Additionally, each AIFS Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 4

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE AIFS FUNDS VOTE "FOR" PROPOSAL 4

       PROPOSAL 5--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR ALL FUNDS

         Proposal 5 relates to the election of Trustees for the Board. The
Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers.
Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for the life of a Trust or until retirement, removal, or their office is terminated pursuant to the Trusts' Declarations of Trust. A Trustee may be removed either by: (i) the vote or written consent of at least two-thirds of the Trustees prior to such removal or (ii) the vote or written consent of Shareholders owning at least than two-thirds of a Trust's outstanding shares.

         In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a senior member of management of Guggenheim's investment management business, and who is proposed to serve on other boards in the Rydex|SGI family of funds, would be appropriate. If elected, Mr. Cacciapaglia would be an Interested Trustee due to the position he holds with Guggenheim Capital.

         The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. If all of the nominees are elected, the Board will consist of seven trustees who are not considered to be "interested persons" of the Funds as defined in the 1940 Act and two trustees who are considered to be "interested persons" of the Funds as defined in the 1940 Act.

         The Trusts' Nominating Committee, which is responsible for identifying, evaluating and nominating individuals to serve as trustees of the Trusts, recommended that the Board expand in size to nine members, and include a trustee who is affiliated with the Investment Adviser's parent company, Guggenheim Capital. The Board considered the long-term ability of the Rydex|SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Adviser would benefit the Funds. The Nominating Committee also considered Mr. Cacciapaglia's skills and background, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board. At a meeting held on September 16, 2011, the Board approved the Nominating Committee's recommendation that the nine nominees stand for election.

                       INFORMATION REGARDING THE NOMINEES

         The following table lists the nominees for Trustee, including the current Trustees, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For the new Trustee nominee, the table shows the number of funds the nominee will oversee if elected. The fund complex consists of Rydex ETF Trust, Rydex Variable Trust, Rydex Series Funds, Rydex Dynamic Funds, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund. The mailing address of each nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                          POSITION(S) HELD WITH                                                   IN FUND
                           THE TRUSTS, TERM OF                                                    COMPLEX             OTHER
     NAME, ADDRESS        OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)               OVERSEEN        DIRECTORSHIPS
  AND AGE OF TRUSTEE          TIME SERVED                     DURING PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                           INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------------------
Donald C.                Nominee                  Guggenheim Investments:                            [ ]              None
Cacciapaglia ([age])*                             President and Chief Administrative Officer
                                                  from February 2010 to present

                                                  Channel Capital Group Inc.: Chairman and
                                                  CEO from [month] 2002 to [ ]
---------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman       Trustee and President    Security Benefit Corporation: Senior               [ ]              None
(50)**                   from 2009 to present     Vice President from March 2007 to present

                                                  Security Benefit Asset Management
                                                  Holdings, LLC: Chief Executive Officer
                                                  from October 2010 to present

                                                  Rydex Holdings, LLC: Chief Executive
                                                  Officer & Manager from January 2009 to
                                                  present

                                                  Security Investors, LLC: President, CEO &
                                                  Member Representative from August 2007
                                                  to present

                                                  Rydex Distributors, LLC: President, Chief
                                                  Executive Officer and Manager from
                                                  January 2009 to present

                                                  Rydex Fund Services, LLC: Manager from
                                                  July 2009 to present

                                                  SBL Fund, Security Equity Fund, Security
                                                  Income Fund, Security Large Cap Value
                                                  Fund and Security Mid Cap Growth Fund:
                                                  President from May 2008 to present

                                                  First Security Benefit Life and Annuity
                                                  Insurance Company of New York: Director
                                                  from September 2007 to September 2010

                                                  Rydex Advisors, LLC: Director and Chief
                                                  Executive Officer from January 2009 to
                                                  January 2010

                                                  Rydex Advisors II, LLC: Director and Chief
                                                  Executive Officer from January 2009 to
                                                  January 2010
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                          POSITION(S) HELD WITH                                                   IN FUND
                           THE TRUSTS, TERM OF                                                    COMPLEX             OTHER
     NAME, ADDRESS        OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)               OVERSEEN        DIRECTORSHIPS
  AND AGE OF TRUSTEE          TIME SERVED                     DURING PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                  Security Global Investors, LLC: Manager
                                                  and President from May 2007 to January
                                                  2010

                                                  Security Distributors, Inc.: Director from
                                                  March 2007 to 2009

                                                  R.M. Goldman Partner, LLC: Managing
                                                  Member from February 2006 to February
                                                  2007
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour        Rydex Variable Trust:    Retired; President and Senior Vice                 [ ]        None
(65)                     Trustee from 2003 to     President of Schield Management Company
                         present; Member of the   (registered investment adviser) from 2003
                         Audit Committee from     to 2006
                         2003 to present; and
                         Member of the
                         Governance and
                         Nominating Committees
                         from 2005 to present

                         Rydex Series Funds:
                         Trustee from 1993 to
                         present; and Member
                         of the Audit and
                         Governance and
                         Nominating Committees
                         from 1995 to present

                         Rydex Dynamic Funds:
                         Trustee and Member of
                         the Audit, Governance
                         and Nominating
                         Committees from 1999
                         to present
---------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton        Rydex Variable Trust:    Retired                                            [ ]        Trustee of
(70)                     Trustee from 2003 to                                                                   Epiphany Funds
                         present; Member and                                                                    since 2009
                         Chairman of the Audit
                         Committee from 2003
                         to present; Member of
                         the Governance and
                         Nominating Committees
                         from 2005 to present;
                         and Member of the Risk
                         Oversight Committee
                         from 2010 to present

                         Rydex Series Funds:
                         Trustee from 1995 to
                         present; Member of
                         the Governance and
                         Nominating Committees
                         from 1995 to present;
                         Chairman of the Audit
                         Committee from 1997
                         to present; and
                         Member of the Risk
                         Oversight Committee
                         from 2010 to present

                         Rydex Dynamic Funds:
                         Trustee and Member of
                         the Governance and
                         Nominating Committees
                         from 1999 to present;
                         Chairman of the Audit
                         Committee from 2006 to
                         present; and Member of
                         the Risk Oversight
                         Committee from 2010
                         to present
---------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (71)     Rydex Variable Trust:    Retired                                            [ ]        None
                         Trustee from 2003 to
                         present; Chairman of
                         the Board from 2006
                         to present; Member of
                         the Audit Committee
                         from 2003 to present;
                         and Member of the Risk
                         Oversight Committee
                         from 2010 to present

                         Rydex Series Funds:
                         Trustee from 1997 to
                         present; Chairman of
                         the Board from 2006
                         to present; Member
                         of the Audit Committee
                         from 1997 to present;
                         and Member of the Risk
                         Oversight Committee
                         from 2010 to present

                         Rydex Dynamic Funds:
                         Chairman of the Board
                         from 2006 to present;
                         Trustee and Member of
                         the Audit Committee
                         from 1999 to present;
                         and Member of Risk
                         Oversight Committee
                         from 2010 to present
---------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (71)    Rydex Variable Trust:    Founder and President of Keller Partners,          [ ]        None
                         Vice Chairman of the     LLC (registered investment adviser) from
                         Board of Trustee from    2005 to present; and Retired from 2001 to
                         2010 to present;         2005
                         Trustee and Member
                         of the Audit and
                         Governance and
                         Nominating Committees
                         from 2005 to present;
                         and Chairman and
                         Member of Risk
                         Oversight Committee
                         from 2010 to present

                         Rydex Series Funds:
                         Vice Chairman of the
                         Board of Trustees
                         from 2010 to present;
                         Trustee and Member
                         of the Audit and
                         Governance and
                         Nominating
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                          POSITION(S) HELD WITH                                                    IN FUND
                           THE TRUSTS, TERM OF                                                    COMPLEX             OTHER
     NAME, ADDRESS        OFFICE AND LENGTH OF              PRINCIPAL OCCUPATION(S)               OVERSEEN        DIRECTORSHIPS
  AND AGE OF TRUSTEE         TIME SERVED                      DURING PAST 5 YEARS                BY TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                         Committees from
                         2005 to present and
                         Chairman and Member
                         of the Risk Oversight
                         Committee from 2010
                         to present

                         Rydex Dynamic Funds:
                         Vice Chairman of the
                         Board of Trustee from
                         2010 to present and
                         Trustee since 2005;
                         Member of the Audit,
                         Governance, and
                         Nominating Committees
                         from 2005 to present;
                         and Chairman and
                         Member of the Risk
                         Oversight Committee
                         from 2010 to present
---------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon          Rydex Variable Trust:    President of Global Trends Investments             [ ]        Board of
(51)                     Trustee and Member of    (registered investment adviser) from 1996                     Directors of US
                         the Audit and            to present                                                    Global Investors
                         Governance and                                                                         (GROW) since
                         Nominating Committees                                                                  April 1995
                         from 2005 to present

                         Rydex Series Funds:
                         Trustee and Member
                         of the Audit,
                         Governance and
                         Nominating Committees
                         from 2005 to present.

                         Rydex Dynamic Funds:
                         Trustee and Member
                         of the Audit,
                         Governance, and
                         Nominating Committees
                         from 2005 to present
---------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville    Rydex Variable Trust:    Retired. Chief Executive Officer of Par            [ ]        None
(69)                     Trustee from 2003 to     Industries, Inc., d/b/a Par Leasing from
                         present; Member of       1977 to 2010
                         the Audit Committee
                         from 2003 to present;
                         and Chairman of the
                         Governance and
                         Nominating Committees
                         from 2005 to present

                         Rydex Series Funds:
                         Trustee from 1997 to
                         present; Chairman of
                         the Governance and
                         Nominating Committees
                         from 1997 to present;
                         and Member of the Audit
                         Committee from 1997
                         to present.

                         Rydex Dynamic Funds:
                         Trustee, Chairman of
                         the Governance and
                         Nominating Committees
                         and Member of the
                         Audit Committee from
                         1999 to present
---------------------------------------------------------------------------------------------------------------------------------
Roger Somers (67)        Rydex Variable Trust:    Founder and Chief Executive Officer of             [ ]        None
                         Trustee from 2003 to     Arrow Limousine from 1965 to present
                         present; Member of
                         the Audit Committee
                         from 2003 to present;
                         and Member of the
                         Governance and
                         Nominating Committees
                         from 2005 to present

                         Rydex Series Funds:
                         Trustee from 1993 to
                         present; and Member
                         of the Audit and
                         Governance and
                         Nominating Committees
                         from 1995 to present.

                         Rydex Dynamic Funds:
                         Trustee and Member
                         of the Audit,
                         Governance, and
                         Nominating Committees
                         from 1999 to present
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Investment Adviser's parent company.

** Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Investment Adviser.

         The Chairman of the Board, John O. Demaret, is an Independent Trustee. The Trusts have determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Trusts made this determination in consideration of, among other things, the fact that the Chairman of the Board is an Independent Trustee; the fact that only two of the proposed nominees are "interested persons" of the Trusts; the fact that the chairperson of each Committee of the Board is an Independent Trustee; the amount of assets under management in the Trusts; and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

       BOARD'S CONSIDERATION OF EACH NOMINEE'S QUALIFICATIONS, EXPERIENCE,
                              ATTRIBUTES OR SKILLS

         The Board has concluded that each of the nominees should serve on the Board because of his ability to review and understand information about the Trusts and the Funds provided to him by management; to identify and request other information he may deem relevant to the performance of his duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise his business judgment in a manner that serves the best interests of the Funds' shareholders. The Board has concluded that each of the nominees should serve as a Trustee based on his experience, qualifications, attributes and skills as described below.

         The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Operating Officer of Guggenheim's investment management business. Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through [ ]. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber's Private Equity Group and assumed responsibility for the coverage of leveraged buyout firms and the Investment Bank's Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From his experience as President and COO of Guggenheim, and from his prior work experience, Mr. Cacciapaglia has extensive knowledge of the financial services industry and mutual fund business.

         The Board has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Investment Adviser, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

         The Board has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of each Trust and his prior experience working in the financial services industry. Mr. Colehour has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Colehour also has served as a member of the Audit and Nominating and Governance Committees of each Trust. In addition to his experience as a Trustee for the Funds and his extensive institutional knowledge of the fund complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee.

         The Board has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of each Trust and his extensive knowledge of the banking and financial services industry. Mr. Dalton has served as a Trustee of Rydex Series Funds since 1995, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Dalton also has served as a member and Chairman of the Audit Committee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 2006, and Rydex ETF Trust since 2003; and as a member of the Nominating, Governance and Risk oversight Committees of each Trust since 2005 and as a member of the Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

         The Board has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of each Trust and his experience as Chairman of the Board since 2006. Mr. Demaret has served as a Trustee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Demaret also has served as a member of the Audit and Risk oversight Committees of each Trust. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

         The Board has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Keller has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee of each Trust since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

         The Board has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Lydon has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition to his experience as a Trustee for the Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

         The Board has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. McCarville has served a Trustee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. McCarville also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

         The Board has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. Somers has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Somers also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Trustee, Mr. Somers is very knowledgeable about the financial services industry.

         If the nominees are elected, Mr. Demaret would remain the Chairman of the Board.

                         PRINCIPAL OFFICERS OF THE FUNDS

         Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Trust and their principal occupations during the past five years. The mailing address of each officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS
                          POSITION(S) HELD WITH                                                              IN FUND
     NAME, ADDRESS         THE TRUST, TERM OF                                                                COMPLEX
      AND AGE OF          OFFICE AND LENGTH OF                      PRINCIPAL OCCUPATION(S)                  OVERSEEN
     TRUSTEE/OFFICER          TIME SERVED                             DURING PAST 5 YEARS                   BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Richard M. Goldman       President from 2009      Current: Senior Vice President, Security Benefit            [ ]
(50)                     to present               Corporation; CEO, Security Benefit Asset Management
                                                  Holdings, LLC; CEO, President & Manager Representative,
                                                  Security Investors, LLC; CEO & Manager,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS
                          POSITION(S) HELD WITH                                                              IN FUND
     NAME, ADDRESS         THE TRUST, TERM OF                                                                COMPLEX
      AND AGE OF          OFFICE AND LENGTH OF                      PRINCIPAL OCCUPATION(S)                  OVERSEEN
     TRUSTEE/OFFICER          TIME SERVED                             DURING PAST 5 YEARS                   BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                                                  Rydex Holdings, LLC; CEO, President, & Manager, Rydex
                                                  Distributors, LLC; Manager, Rydex Fund Services, LLC;
                                                  and President, Rydex Series Funds, Rydex ETF Trust,
                                                  Rydex Dynamic Funds and Rydex Variable Trust

                                                  Previous: Director, First Security Benefit Life Insurance
                                                  Company (2007-2010); President & Director, Security
                                                  Global Investors (2010-2011); CEO & Director, Rydex
                                                  Advisors, LLC & Rydex Advisor II, LLC (2010); Director,
                                                  Security Distributors, Inc. (2007-2009); and Managing
                                                  Member, RM Goldman Partners, LLC (2006-2007).
-----------------------------------------------------------------------------------------------------------------------
Michael P. Byrum         Rydex Variable Trust:    Current: President, Security Benefit Asset Management         [ ]
(41)                     Trustee from 2005 to     Holdings, LLC; Senior Vice President, Security Investors,
                         2009; Vice President     LLC; President & Chief Investment Officer, Rydex
                         from 2003 to present.    Holdings, LLC; Director & Chairman of the Board, Advisor
                                                  Research Center, Inc.; and Manager, Rydex Specialized
                         Rydex Series Funds:      Products, LLC.
                         Vice President from
                         1999 to present;         Previous: Rydex Distributors, LLC (f/k/a Rydex
                         Trustee from 2005 to     Distributors, Inc.), Vice President (2009); Rydex Fund
                         2009                     Services, LLC, Director (2009-2010), Secretary (2002-
                                                  2010), Executive Vice President (2002-2006); Rydex
                         Rydex Dynamic Funds:     Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director
                         Vice President from      (2008-2010), Chief Investment Officer (2006-2010),
                         2005 to present;         President (2004-2010); Secretary (2002-2010); Rydex
                         Trustee from 2005        Advisors II, LLC (f/k/a PADCO Advisors II, Inc.),
                         to 2009                  Director (2008-2010), Chief Investment Officer (2006-
                                                  2010), President (2004-2010), Secretary (2002-2010);
                                                  Rydex Capital Partners, LLC, (President & Secretary
                                                  2003-2007); Rydex Capital Partners II, LLC, (2003-2007);
                                                  Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.),
                                                  Secretary 2005-2008), Executive Vice President (2005-
                                                  2006); Advisor Research Center, Inc., Secretary (2006-
                                                  2009), Executive Vice President (2006); and Rydex
                                                  Specialized Products, LLC, Secretary (2005-2008).
-----------------------------------------------------------------------------------------------------------------------
Nick Bonos (47)          Rydex Variable Trust:    Current: Senior Vice President, Security Investors, LLC;      [ ]
                         Vice President and       Chief Executive Officer & Manager, Rydex Specialized
                         Treasurer from 2003      Products, LLC; Chief Executive Officer & President,
                         to present               Rydex Fund Services, LLC; Vice President, Rydex
                                                  Holdings, LLC; Treasurer, SBL Fund; Security Equity
                         Rydex Series Funds:      Fund; Security Income Fund; Security Large Cap Value
                         Vice President and       Fund & Security Mid Cap Growth Fund; and Vice
                         Treasurer from 2003      President, Security Benefit Asset Management Holdings,
                         to present.              LLC.

                         Rydex Dynamic Funds:     Previous: Security Global Investors, LLC, Senior Vice
                         Vice President and       President (2010-2011); Rydex Advisors, LLC (f/k/a
                         Treasurer from 2003
                         to present
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS
                          POSITION(S) HELD WITH                                                              IN FUND
     NAME, ADDRESS         THE TRUST, TERM OF                                                                COMPLEX
      AND AGE OF          OFFICE AND LENGTH OF                      PRINCIPAL OCCUPATION(S)                  OVERSEEN
     TRUSTEE/OFFICER          TIME SERVED                             DURING PAST 5 YEARS                   BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                                                  PADCO Advisors, Inc.) Senior Vice President (2006-
                                                  2011); Rydex Fund Services, LLC (f/k/a Rydex Fund
                                                  Services, Inc.), Director (2009) & Senior Vice President
                                                  (2003-2006); and Rydex Specialized Products, LLC, Chief
                                                  Financial Officer (2005-2009).
-----------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney        Rydex Variable Trust:    Current: Chief Compliance Officer & Secretary, SBL            [ ]
(44)                     Chief Compliance         Fund; Security Equity Fund; Security Income Fund;
                         Officer from 2004        Security Large Cap Value Fund & Security Mid Cap
                         to present; and          Growth Fund; Vice President, Rydex Holdings, LLC; Vice
                         Secretary from 2003      President, Security Benefit Asset Management Holdings,
                         to present               LLC; and Senior Vice President & Chief Compliance
                                                  Officer, Security Investors, LLC
                         Rydex Series Funds:
                         Chief Compliance         Previous: Security Global Investors, LLC, Senior Vice
                         Officer from 2004 to     President (2010-2011); Rydex Advisors, LLC (f/k/a
                         present; and Secretary   PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a
                         from 2000 to present.    PADCO Advisors II, Inc.), Chief Compliance Officer and
                                                  Senior Vice President (2010-2011); Rydex Capital Partners
                         Rydex Dynamic Funds:     I, LLC & Rydex Capital Partners II, LLC, Chief
                         Chief Compliance         Compliance Officer (2006-2007); and Rydex Fund
                         Officer from 2004        Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice
                         to present; and          President (2001-2006).
                         Secretary from 2000
                         to present
-----------------------------------------------------------------------------------------------------------------------
Joseph Arruda (44)       Rydex Variable Trust:    Current: Assistant Treasurer, SBL Fund; Security Equity       [ ]
                         Assistant Treasurer      Fund; Security Income Fund; Security Large Cap Value
                         from 2006 to present     Fund & Security Mid Cap Growth Fund; Vice President,
                                                  Security Investors, LLC; and Chief Financial Officer &
                         Rydex Series Funds:      Manager, Rydex Specialized Products, LLC.
                         Assistant Treasurer
                         from 2006 to present.    Previous: Security Global Investors, LLC, Vice President
                                                  (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO
                         Rydex Dynamic Funds:     Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO
                         Assistant Treasurer      Advisors II, Inc.), Vice President (2004-2011).
                         from 2006 to present.
-----------------------------------------------------------------------------------------------------------------------
Keith Fletcher (53)      Rydex Variable Trust:    Current: Senior Vice President, Security Investors, LLC;      [ ]
                         Vice President from      Vice President, Rydex Holdings, LLC; Vice President,
                         2009 to present          Rydex Specialized Products, LLC; Vice President, Rydex
                                                  Distributors, LLC; Vice President, Rydex Fund Services,
                         Rydex Series Funds:      LLC; Vice President and Director, Advisor Research
                         Vice President from      Center, Inc.; and Vice President, SBL Fund; Security
                         2009 to present          Equity Fund; Security Income Fund; Security Large Cap
                                                  Value Fund & Security Mid Cap Growth Fund.
                         Rydex Dynamic Funds:
                         Vice President from      Previous: Security Global Investors, LLC, Vice President
                         2009 to present          (2010-2011); Rydex Advisors, LLC (f/ka/ PADCO
                                                  Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO
                                                  Advisors II, Inc.), Vice President (2009-2011); Lyster
                                                  Watson and Company, Managing Director (2007-2008);
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                                                            PORTFOLIOS
                          POSITION(S) HELD WITH                                                              IN FUND
     NAME, ADDRESS         THE TRUST, TERM OF                                                                COMPLEX
      AND AGE OF          OFFICE AND LENGTH OF                      PRINCIPAL OCCUPATION(S)                  OVERSEEN
     TRUSTEE/OFFICER          TIME SERVED                             DURING PAST 5 YEARS                   BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                                                  and Fletcher Financial Group, Inc., Chief Executive
                                                  Officer (2004-2007).
-----------------------------------------------------------------------------------------------------------------------
Amy Lee (49)             Rydex Variable Trust:    Current: Senior Vice President & Secretary, Security          [ ]
                         Vice President and       Investors, LLC; Secretary & Chief Compliance Officer,
                         Assistant Secretary      Security Distributors, Inc.; Vice President, Associate
                         from 2009 to present     General Counsel & Assistant Secretary, Security Benefit
                                                  Life Insurance Company and Security Benefit Corporation;
                         Rydex Series Funds:      Associate General Counsel, First Security Benefit Life
                         Vice President and       Insurance and Annuity of New York; Vice President &
                         Assistant Secretary      Secretary, SBL Fund; Security Equity Fund; Security
                         from 2009 to present     Income Fund; Security Large Cap Value Fund & Security
                                                  Mid Cap Growth Fund; Vice President & Secretary, Rydex
                         Rydex Dynamic Funds:     Holdings, LLC Secretary, Advisor Research Center, Inc.,
                         Vice President and       Rydex Specialized Products, LLC, Rydex Distributors,
                         Assistant Secretary      LLC and Rydex Fund Services, LLC; and Assistant
                         from 2009 to present     Secretary, Security Benefit Clinic and Hospital

                                                  Previous: Security Global Investors, LLC, Senior Vice
                                                  President & Secretary (2007-2011); Rydex Advisors, LLC
                                                  (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC
                                                  (f/k/a PADCO Advisors II, Inc.), Senior Vice President &
                                                  Secretary (2010-2011); and Brecek & Young Advisors,
                                                  Inc., Director (2004-2008).
-----------------------------------------------------------------------------------------------------------------------

                      NOMINEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar amount range of each Nominee's beneficial ownership of shares of the Funds and all Funds that the nominee would oversee in the family of funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       AGGREGATE DOLLAR
                                                                                                    RANGE OF SHARES IN ALL
                                                                               DOLLAR RANGE OF         FUNDS OVERSEEN BY
         NAME                              FUND NAME                            FUND SHARES(1)           NOMINEE (1,2)
--------------------------------------------------------------------------------------------------------------------------
                                          INTERESTED NOMINEES
-------------------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia                          None                                 None                   None
-------------------------------------------------------------------------------------------------------------------------
Richard Goldman                                 None                                 None                   None
-------------------------------------------------------------------------------------------------------------------------
                                         INDEPENDENT NOMINEES
-------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour       Rydex Series Funds--Managed Futures Strategy Fund        $1 - $10,000        $50,001 - $100,000
                      ----------------------------------------------------------------------------
                           Rydex Series Funds--Long/Short Commodities         $10,001 - $50,000
                                          Strategy Fund
                      ----------------------------------------------------------------------------
                       Rydex Series Funds--U.S. Long Short Momentum Fund         $1 - $10,000
                      ----------------------------------------------------------------------------
                      Rydex Series Funds--All-Asset Moderate Strategy Fund     $10,001 - 50,000
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       AGGREGATE DOLLAR
                                                                                                    RANGE OF SHARES IN ALL
                                                                               DOLLAR RANGE OF         FUNDS OVERSEEN BY
         NAME                              FUND NAME                            FUND SHARES(1)           NOMINEE (1,2)
--------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton            Rydex Series Funds--U.S. Government Money        $10,001 - $50,000       $10,001 - $50,000
                                          Market Fund
-------------------------------------------------------------------------------------------------------------------------
John O. Demaret                   Rydex Series Funds--Energy Fund             $10,001 - $50,000         Over $100,000
                      ----------------------------------------------------------------------------
                            Rydex Series Funds--Financial Services Fund       $50,001 - $100,000
                      ----------------------------------------------------------------------------
                                 Rydex Series Funds--Utilities Fund           $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon, Jr.                         None                                    None                    None
-------------------------------------------------------------------------------------------------------------------------
Werner E. Keller         Rydex Dynamic Funds--NASDAQ(R) 2x Strategy Fund         $1 - $10,000         Over $100,000
                      ----------------------------------------------------------------------------
                              Rydex Dynamic Funds--Russell 2000(R) 2x            $1 - $10,000
                                         Strategy Fund
                      ----------------------------------------------------------------------------
                            Rydex Series Funds--U.S. Government Money           Over $100,000
                                          Market Fund
-------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville              Rydex Series Funds--Nova Fund              $10,001 - $50,000      $50,001 - $100,000
                      ---------------------------------------------------------------------------------------------------
                        Rydex Series Funds--U.S. Long Short Momentum Fund     $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------------
Roger J. Somers          Rydex Dynamic Funds--NASDAQ(R) 2x Strategy Fund      $50,001 - $100,000        Over $100,000
                      ----------------------------------------------------------------------------
                             Rydex Dynamic Funds--NASDAQ-100(R) 2x            $50,001 - $100,000
                                         Strategy Fund
                      ----------------------------------------------------------------------------
                          Rydex Series Funds--Commodities Strategy Fund       $10,001 - $50,000
                      ----------------------------------------------------------------------------
                             Rydex Series Funds--Russell 2000(R) 1.5x         $50,001 - $100,000
                                         Strategy Fund
                      ----------------------------------------------------------------------------
                         Rydex Series Funds--Mid-Cap 1.5x Strategy Fund          Over $100,000
                      ----------------------------------------------------------------------------
                                 Rydex Series Funds--Nova Fund                $50,001 - $100,000
                      ----------------------------------------------------------------------------
                                Rydex Series Funds--Energy Fund               $50,001 - $100,000
                      ----------------------------------------------------------------------------
                          Rydex Series Funds--Financial Services Fund         $50,001 - $100,000
                      ----------------------------------------------------------------------------
                            Rydex Series Funds--Basic Materials Fund          $50,001 - $100,000
                      ----------------------------------------------------------------------------
                            Rydex Series Funds--Energy Services Fund             Over $100,000
                      ----------------------------------------------------------------------------
                             Rydex Series Funds--S&P MidCap 400 Pure           $10,001 - $50,000
                                          Growth Fund
                      ----------------------------------------------------------------------------
                        Rydex Series Funds--U.S. Long Short Momentum Fund      $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------

1 Information provided is as of December 31, 2010.
2 Includes the Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic
  Funds, [Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund], as applicable.

         None of the nominees who would be Independent Trustees or their immediate family members had any interest in the Investment Adviser or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing the in the Nominee's household and dependents of the Nominee.

         As of October 3, 2011, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. [Please confirm.]

                               BOARD COMPENSATION

         The following table sets forth compensation paid by Rydex Variable Trust for the fiscal year ended December 31, 2010.

-----------------------------------------------------------------------------------------------------------
                                                         PENSION OR
                                                         RETIREMENT          ESTIMATED            TOTAL
                                   AGGREGATE          BENEFITS ACCRUED        ANNUAL          COMPENSATION
                                 COMPENSATION        AS PART OF TRUST'S    BENEFITS UPON        FROM FUND
      NAME OF TRUSTEE             FROM TRUST              EXPENSES          RETIREMENT          COMPLEX *
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------
Richard Goldman**                     $0                    $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Corey A. Colehour                   $19,900                 $0                  $0              $162,000
-----------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                   $21,100                 $0                  $0              $174,000
-----------------------------------------------------------------------------------------------------------
John O. Demaret                     $24,700                 $0                  $0              $202,000
-----------------------------------------------------------------------------------------------------------
Werner E. Keller                    $20,000                 $0                  $0              $163,500
-----------------------------------------------------------------------------------------------------------
Thomas F. Lydon                     $19,800                 $0                  $0              $161,000
-----------------------------------------------------------------------------------------------------------
Patrick T. McCarville               $20,400                 $0                  $0              $168,000
-----------------------------------------------------------------------------------------------------------
Roger J. Somers                     $19,900                 $0                  $0              $162,000
-----------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex ETF Trust, Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds.
** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

         The following table sets forth compensation paid by Rydex Dynamic Funds for the fiscal year ended December 31, 2010.

-----------------------------------------------------------------------------------------------------------
                                                         PENSION OR
                                                         RETIREMENT          ESTIMATED            TOTAL
                                   AGGREGATE          BENEFITS ACCRUED        ANNUAL          COMPENSATION
                                 COMPENSATION        AS PART OF TRUST'S    BENEFITS UPON        FROM FUND
      NAME OF TRUSTEE             FROM TRUST              EXPENSES          RETIREMENT          COMPLEX *
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------
Richard Goldman**                     $0                    $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Corey A. Colehour                    $9,900                 $0                  $0              $162,000
-----------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                   $10,600                 $0                  $0              $174,000
-----------------------------------------------------------------------------------------------------------
John O. Demaret                     $12,300                 $0                  $0              $202,000
-----------------------------------------------------------------------------------------------------------
Werner E. Keller                     $9,900                 $0                  $0              $163,500
-----------------------------------------------------------------------------------------------------------
Thomas F. Lydon                      $9,800                 $0                  $0              $161,000
-----------------------------------------------------------------------------------------------------------
Patrick T. McCarville               $10,200                 $0                  $0              $168,000
-----------------------------------------------------------------------------------------------------------
Roger J. Somers                      $9,900                 $0                  $0              $162,000
-----------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex ETF Trust, Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds.
** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

         With respect to Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund, the following table sets forth compensation paid by Rydex Series Funds for the fiscal year ended December 31, 2010.

-----------------------------------------------------------------------------------------------------------
                                                        PENSION OR
                                                        RETIREMENT           ESTIMATED            TOTAL
                                  AGGREGATE          BENEFITS ACCRUED         ANNUAL          COMPENSATION
                                COMPENSATION         AS PART OF TRUST'S    BENEFITS UPON        FROM FUND
      NAME OF TRUSTEE            FROM TRUST              EXPENSES            RETIREMENT         COMPLEX *
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Richard Goldman**                   $0                     $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Corey A. Colehour                   $[ ]                   $0                   $0              $162,000
-----------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                   $[ ]                   $0                   $0              $174,000
-----------------------------------------------------------------------------------------------------------
John O. Demaret                     $[ ]                   $0                   $0              $202,000
-----------------------------------------------------------------------------------------------------------
Werner E. Keller                    $[ ]                   $0                   $0              $163,500
-----------------------------------------------------------------------------------------------------------
Thomas F. Lydon                     $[ ]                   $0                   $0              $161,000
-----------------------------------------------------------------------------------------------------------
Patrick T. McCarville               $[ ]                   $0                   $0              $168,000
-----------------------------------------------------------------------------------------------------------
Roger J. Somers                     $[ ]                   $0                   $0              $162,000
-----------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.
** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

         With respect to all other series of Rydex Series Funds, the following table sets forth compensation paid by Rydex Series Funds for the fiscal year ended March 31, 2011.

-----------------------------------------------------------------------------------------------------------
                                                         PENSION OR
                                                         RETIREMENT          ESTIMATED            TOTAL
                                   AGGREGATE          BENEFITS ACCRUED        ANNUAL          COMPENSATION
                                 COMPENSATION        AS PART OF TRUST'S    BENEFITS UPON        FROM FUND
      NAME OF TRUSTEE             FROM TRUST              EXPENSES          RETIREMENT          COMPLEX *
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Richard Goldman**                   $0                      $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Corey A. Colehour                   $[ ]                    $0                  $0              $147,000
-----------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                   $[ ]                    $0                  $0              $159,000
-----------------------------------------------------------------------------------------------------------
John O. Demaret                     $[ ]                    $0                  $0              $187,000
-----------------------------------------------------------------------------------------------------------
Werner E. Keller                    $[ ]                    $0                  $0              $150,000
-----------------------------------------------------------------------------------------------------------
Thomas F. Lydon                     $[ ]                    $0                  $0              $147,000
-----------------------------------------------------------------------------------------------------------
Patrick T. McCarville               $[ ]                    $0                  $0              $153,000
-----------------------------------------------------------------------------------------------------------
Roger J. Somers                     $[ ]                    $0                  $0              $147,000
-----------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.
** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

                      COMMITTEES AND MEETINGS OF THE BOARD

         The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trusts' business. The Board held 4 regular meetings, and 2 special meetings, during the Trusts' most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Trusts currently do not have a policy with respect to Trustees' attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Trust's offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the following standing committees:

         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested trustees of the Trusts. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trusts' independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trusts' service providers that are material to the Trusts as a whole, and management's responses to any such reports; reviewing the Trusts' audited financial statements and considering any significant disputes between the Trusts' management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trusts' senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trusts' internal financial controls; reviewing, in consultation with the Trusts' independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trusts' financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four times in the most recently completed fiscal year.

         GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trusts, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trusts; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the

Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees;
(vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
(vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts. Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed fiscal year, the Governance Committee met once.

         NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board, attached hereto as Appendix T. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trusts including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed fiscal year, the Nominating Committee met once.

        RISK OVERSIGHT COMMITTEE. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. For the most recently completed fiscal year, the Risk Oversight Committee met three times.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Ernst & Young LLP ("Ernst & Young") has been selected as independent auditors of the Trusts for the current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Trusts. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         Certain information concerning the fees and services provided by Ernst & Young to the Trusts and to the Investment Adviser and its affiliates for the two most recently completed fiscal years of the Trusts is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young's independence each year. For the two most recent fiscal years for each if the Funds, none of the services provided to the Trusts or described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

         The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to the Trusts during the two most recent fiscal years.

-----------------------------------------------------------------------------------------------------------
                         RYDEX VARIABLE       RYDEX DYNAMIC         RYDEX SERIES           RYDEX SERIES
                             TRUST                FUNDS               FUNDS--            FUNDS--ALL OTHER
                                                                    LONG/SHORT                 FUNDS
                                                                   COMMODITIES
                                                                 STRATEGY, MANAGED
                                                                 FUTURES STRATEGY,
                                                                   MULTI-HEDGE
                                                                  STRATEGIES AND
                                                                   COMMODITIES
                                                                  STRATEGY FUNDS
-----------------------------------------------------------------------------------------------------------
AUDIT FEES             12/31/10: $984,960    12/31/10: $146,000    12/31/10: $71,123    3/31/11: $960,156
                       12/31/09: $991,250    12/31/09: $150,000    12/31/09: $80,155    3/31/10: $935,845
-----------------------------------------------------------------------------------------------------------
AUDIT-RELATED FEES     12/31/10: $21,465     12/31/10: $2,961      12/31/10: $1,480     3/31/11: $20,899
                       12/31/09: $35,625     12/31/09: $5,000      12/31/09: $2,500     3/31/10: $31,875
-----------------------------------------------------------------------------------------------------------
TAX FEES               12/31/10: $0          12/31/10: $0          12/31/10: $0         3/31/11: $0
                       12/31/09: $0          12/31/09: $0          12/31/09: $0         3/31/10: $0
-----------------------------------------------------------------------------------------------------------
ALL OTHER FEES         12/31/10: $0          12/31/10: $0          12/31/10: $0         3/31/11: $0
                       12/31/09: $0          12/31/09: $0          12/31/09: $0         3/31/10: $0
-----------------------------------------------------------------------------------------------------------
AGGREGATE NON-         12/31/10: $0          12/31/10: $0          12/31/10: $3,241     3/31/11: $43,759
AUDIT FEES             12/31/09: $0          12/31/09: $0          12/31/09: $5,172     3/31/10: $69,828
-----------------------------------------------------------------------------------------------------------

         AUDIT FEES. The aggregate fees billed by Ernst & Young for audit of the annual financial statements in connection with statutory and regulatory filings.

         AUDIT-RELATED FEES. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Trust's financial statements (and not reported above).

         TAX FEES. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

         ALL OTHER FEES. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

         AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Ernst & Young's independence.

                       BOARD RECOMMENDATION ON PROPOSAL 5

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE
                            ELECTION OF EACH NOMINEE

               PROPOSAL 6--THE APPROVAL OF A "MANAGER OF MANAGERS"
                      ARRANGEMENT WITH RESPECT TO ALL FUNDS

         The Board has approved a "manager of managers" arrangement for the Funds and voted to recommend its approval to the Fund's shareholders. The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund's shareholders under the 1940 Act. The SEC has previously issued an order permitting the Investment Adviser, for a fund for which it serves as investment adviser, to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval (the "Manager of Managers Order").

         Each Fund may rely upon the Manager of Managers Order only if, among other things, the Fund's shareholders have approved the arrangement. Shareholders of each Fund are therefore being asked to approve the manager of managers arrangement to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without approval by shareholders. The manager of managers arrangement has previously been implemented by other funds managed by the Investment Adviser.

                        "MANAGER OF MANAGERS" ARRANGEMENT

         On January 12, 2000, the SEC issued the Manager of Managers Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Investment Adviser anticipates that this relief would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

         The Investment Adviser believes that the Manager of Managers Order would enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or material amendments to sub-advisory agreements with sub-advisers that are not affiliated with the Investment Adviser.

        The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the

Fund's sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund's sub-adviser(s) comply with the relevant Fund's investment objectives, policies, and restrictions.

                       CONDITIONS OF THE EXEMPTIVE RELIEF

         Under the terms of the Manager of Managers Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with an affiliated sub-adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         In order to rely on the Manager of Managers Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund's shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Manager of Managers Order must disclose in its prospectus the existence, substance and effect of the Manager of Managers Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

         If shareholders of a Fund do not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement. The Investment
Adviser anticipates that, if this proposal is approved by shareholders, it would rely on the order to enter into a new sub-advisory agreement with respect to the two Funds sub-advised by DWA shortly after the approval of this proposal as there may also be a change in control transaction relating to DWA in the upcoming months.

     BOARD CONSIDERATIONS IN APPROVING THE "MANAGER OF MANAGERS" ARRANGEMENT

         In determining whether to approve a "manager of managers" arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

         The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the manager of managers arrangement, and would evaluate and consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 6 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

         The Board concluded that it is appropriate and in the interests of the Fund's shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

                       BOARD RECOMMENDATION ON PROPOSAL 6

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 6

         PROPOSAL 7--THE APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
                     WITH RESPECT TO THE MONEY MARKET FUNDS

         Proposal 7 relates to the elimination of the fundamental investment policy on investing in other investment companies for each Money Market Fund. The 1940 Act requires that each fund adopt "fundamental" investment policies with respect to several types of activities. However, the 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Funds' current fundamental investment policies on investing in other investment companies is unnecessary.

                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

It is proposed that each Money Market Fund's fundamental investment restriction on investing in other investment companies be eliminated in its entirety.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

The current fundamental investment policy on investing in other investment companies for each Money Market Fund reads:

         The Money Market Fund shall not:

         Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

                       DISCUSSION OF PROPOSED MODIFICATION

         The Investment Adviser believes that under certain market conditions, it may be beneficial for the Money Market Funds to invest in other money market funds (a type of investment company investment permitted under Securities and Exchange Commission ("SEC") Rule 2a-7, the SEC rule that strictly regulates money market funds and their investments). These investments could permit specific investment opportunities or expertise, which could help improve the Money Market Funds' yield and performance.

         As a shareholder of another investment company, each Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding this greater freedom to invest in other investment companies, each Money Market Fund would continue to comply with other provisions of the 1940 Act relating to investments in other investment companies. In addition, each Money Market Fund would be subject to the risks of investing in the underlying money market funds.

         However, the Money Market Fund as well as the underlying money market funds would be subject to SEC Rule 2a-7 and would invest in compliance with the strict requirements included in the rule. These requirements include stringent portfolio quality, maturity and liquidity requirements and other risk-limiting conditions intended to enhance (but not guarantee) a money market fund's ability to maintain a stable $1.00 price per share. Among other things, Rule 2a-7 limits portfolio holdings to short-term securities (i) that are denominated in U.S. dollars, (ii) that pose minimal credit risk to a fund and meet stringent credit quality requirements, and (iii) that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act. Each Money Market Fund will continue to seek to maintain a stable $1.00 price per share, as permitted by current Rule 2a-7.

         Should a Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Money Market Fund's current fundamental investment policy on investing in other investment companies would continue to apply unchanged and the Board would decide whether to consider other changes to the Money Market Fund's investment program.

                       BOARD RECOMMENDATION ON PROPOSAL 7

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF EACH MONEY MARKET FUND VOTE "FOR" PROPOSAL 7

                                 OTHER BUSINESS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

         The principal underwriter/distributor of the Trusts is Rydex Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Adviser because it is commonly held with the Investment Adviser (and will remain under common control after the Transaction). Rydex Fund Services, LLC (the "Administrator"), also an affiliate of the Investment Adviser, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to the Distributor and the Administrator during the previous fiscal year is provided in Appendix C.

         The Transaction could also be deemed to affect the control of the Distributor and the Administrator because they are commonly held with the Investment Adviser. However, shareholder approval is not required in order for the Distributor and the Administrator to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor and the Administrator to each Fund due to the change in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

         During the Funds' most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

         Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

                               VOTING INFORMATION

         PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about October 13, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

         COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Guggenheim Capital or its affiliates, and not the Funds. The estimated cost of retaining The Altman Group is approximately $963,183.

         SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of a Trust's shares entitled to vote on a Proposal constitutes a quorum. With respect to Rydex Variable Trust, shares of the Funds are available primarily for insurance products. Life insurance companies will vote shares attributable to insurance products for which no voting instructions are received in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

         In addition, abstentions and broker non-votes will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve each Proposal (other than Proposal 5), abstentions and broker non-votes will effectively be a vote against those Proposals. Abstentions and broker non-votes will have no effect on Proposal 5, for which the required vote is a plurality of a Trust's shares voting.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" a Proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" a Proposal, against such an adjournment.

         Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix R, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix S.

         The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

         In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

         REQUIRED VOTE. Approval of each Proposal (other than Proposal 5) requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. With respect to Proposal 5, a plurality of a Trust's shares voting is required to elect a Trustee with respect to that Trust.

         The Current Agreements will remain in place until the completion of the Transaction, at which time, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders.

         If Proposals 1 through 4 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options, as previously discussed. If the nominees are not elected, the current Trustees will continue their current terms. New Trustees could be appointed in compliance with applicable law. With respect to Proposal 6, should shareholders of a Fund not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of an unaffiliated sub-adviser of the Fund or any material changes to a sub-advisory agreements. With respect to Proposal 7, should shareholders of one of the Money Market Fund not approve the proposal to amend the Money Market Fund's fundamental policy on investing in other investment companies, the Money Market Fund's fundamental investment policy on investing in other investment companies would continue to apply unchanged.

         SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that each Trust sends. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts' shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

         The Trusts are organized as statutory trusts under the laws of Delaware. As such, the Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Variable Trust, Rydex Series Funds or Rydex Dynamic Funds, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                             By Order of the Boards of Trustees,

                                             Sincerely,

                                             Richard M. Goldman
                                             President

                                   APPENDIX A

                  CORPORATE STRUCTURE OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each parent company of the Investment Adviser, and the basis of each parent company's control the Investment Adviser as of September [ ], 2011.

The Investment Adviser is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC ("Guggenheim Partners"). Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital. Following the Transaction, the Investment Adviser will be an indirect wholly-owned subsidiary of Guggenheim Capital.

                                   APPENDIX B

                   FORMS OF NEW INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

         ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

         WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

         1.     THE ADVISER'S SERVICES.

            (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

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

            (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board

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

         from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

         2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

         3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in

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         connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or
         (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

         4.     BROKERAGE.

            (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers

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

         may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and
         (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

         5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

         6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

         Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative Strategy, All Asset Moderate Strategy, All Asset Aggressive Strategy, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, distribution fees, investors services fees, and expenses paid

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

by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act or investor services plan.

         7.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request

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         provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h) Representations. The representations and warranties in this
         Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

         8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

         9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata

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

adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         12.    DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

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

         In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

         13.    CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

         15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

         17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

         18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                         RYDEX VARIABLE TRUST, on behalf of each
                                         Fund listed on Schedule A

                                         By:     _______________________________
                                                 Name: Richard M. Goldman
                                                 Title: President

                                         SECURITY INVESTORS, LLC

                                         By:     _______________________________
                                                 Name: Richard M. Goldman
                                                 Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                             SECURITY INVESTORS, LLC

         The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                     RATE          FUND                                  RATE
-----------------------------------------------      --------------------------------------------
Nova                                    0.75%          Banking                              0.85%
Inverse S&P 500 Strategy                0.90%          Basic Materials                      0.85%
NASDAQ-100(R)                           0.75%          Biotechnology                        0.85%
Inverse NASDAQ-100(R) Strategy          0.90%          Consumer Products                    0.85%
Mid-Cap 1.5x Strategy                   0.90%          Electronics                          0.85%
Russell 2000(R) 1.5x Strategy           0.90%          Energy                               0.85%
Government Long Bond 1.2x Strategy      0.50%          Energy Services                      0.85%
Inverse Government Long Bond Strategy   0.90%          Financial Services                   0.85%
Europe 1.25x Strategy                   0.90%          Health Care                          0.85%
Japan 2x Strategy                       0.75%          Internet                             0.85%
S&P 500 Pure Value                      0.75%          Leisure                              0.85%
S&P 500 Pure Growth                     0.75%          Precious Metals                      0.75%
S&P MidCap 400 Pure Value               0.75%          Real Estate                          0.85%
S&P MidCap 400 Pure Growth              0.75%          Retailing                            0.85%
Inverse Mid-Cap Strategy                0.90%          Technology                           0.85%
S&P SmallCap 600 Pure Value             0.75%          Telecommunications                   0.85%
S&P SmallCap 600 Pure Growth            0.75%          Transportation                       0.85%
Inverse Russell 2000(R) Strategy        0.90%          Utilities                            0.85%
Strengthening Dollar 2x Strategy        0.90%          Commodities Strategy                 0.75%
Weakening Dollar 2x Strategy            0.90%          U.S. Long Short Momentum             0.90%
U.S. Government Money Market            0.50%          S&P 500*                             0.75%
High Yield Strategy*                    0.75%          Russell 2000(R)*                     0.75%
Inverse High Yield Strategy*            0.75%          Inverse Dow 2x Strategy              0.90%
Dow 2x Strategy                         0.90%          Inverse Russell 2000(R) 2x Strategy* 0.90%
NASDAQ-100(R) 2x Strategy               0.90%          CLS AdvisorOne Amerigo               0.90%
Russell 2000(R) 2x Strategy             0.90%          CLS AdvisorOne Select Allocation     0.90%
S&P 500 2x Strategy                     0.90%          All-Asset Moderate Strategy          0.00%
Inverse NASDAQ-100(R) 2x Strategy*      0.90%          All-Asset Conservative Strategy      0.00%
Inverse S&P 500 2x Strategy*            0.90%          All-Asset Aggressive Strategy        0.00%
CLS AdvisorOne Clermont                 0.90%          Alternative Strategies Allocation    0.00%
Managed Futures Strategy                0.90%          DWA Sector Rotation Fund             1.00%
Long/Short Commodities Strategy*        0.90%

FUND                                     RATE          FUND                                  RATE
-----------------------------------------------      --------------------------------------------
Multi-Hedge Strategies                  1.15%          DWA Flexible Allocation Fund         1.00%

*    Denotes Funds that have not yet commenced operations.

                               ADVISORY AGREEMENT

         ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

         WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

         1.     THE ADVISER'S SERVICES.

                (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

                (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the

         Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

                (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

                (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

                The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

                (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

                (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign subcustodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

         2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

         3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

                (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or
         (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

                (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

                (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

         4.     BROKERAGE.

                (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

                (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

                (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

                (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and
         (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

         5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

         6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

         Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative Strategy, All Asset Moderate Strategy, All Asset Aggressive Strategy, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds, except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund, except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         7.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

                (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

                (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

                (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely aeffect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

                (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

                (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

                (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

                (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

         8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

         9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         12.    DURATION AND TERMINATION.

                (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

                (b)    The Trust may cause this Agreement to terminate either
         (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

                (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

                (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

         13.    CERTAIN DEFINITIONS. For the purposes of this Agreement:

                (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

                (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

         15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

         17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

         18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                      RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                      By:     _______________________________
                                              Name: Richard M. Goldman
                                              Title: President

                                      SECURITY INVESTORS, LLC

                                      By:     _______________________________
                                              Name: Richard M. Goldman
                                              Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                             SECURITY INVESTORS, LLC

         The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                    RATE           FUND                                 RATE
-------------------------------------------------------------------------------------------------
Nova                                    0.75%          Consumer Products                    0.85%
-------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy                0.90%          Electronics                          0.85%
-------------------------------------------------------------------------------------------------
NASDAQ-100(R)                           0.75%          Energy Services                      0.85%
-------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R) Strategy          0.90%          Financial Services                   0.85%
-------------------------------------------------------------------------------------------------
Mid-Cap 1.5x Strategy                   0.90%          Health Care                          0.85%
-------------------------------------------------------------------------------------------------
Russell 2000(R) 1.5x Strategy           0.90%          Internet                             0.85%
-------------------------------------------------------------------------------------------------
Government Long Bond 1.2x Strategy      0.50%          Leisure                              0.85%
-------------------------------------------------------------------------------------------------
Europe 1.25x Strategy                   0.90%          Precious Metals                      0.75%
-------------------------------------------------------------------------------------------------
S&P 500 Pure Value                      0.75%          Real Estate                          0.85%
-------------------------------------------------------------------------------------------------
S&P 500 Pure Growth                     0.75%          Retailing                            0.85%
-------------------------------------------------------------------------------------------------
S&P Mid-Cap 400 Pure Value              0.75%          Technology                           0.85%
-------------------------------------------------------------------------------------------------
S&P Mid-Cap 400 Pure Growth             0.75%          Telecommunications                   0.85%
-------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy                0.90%          Transportation                       0.85%
-------------------------------------------------------------------------------------------------
S&P Small-Cap 600 Pure Value            0.75%          Utilities                            0.85%
-------------------------------------------------------------------------------------------------
S&P Small-Cap 600 Pure Growth           0.75%          Commodities Strategy                 0.75%
-------------------------------------------------------------------------------------------------
Inverse Russell 2000(R) Strategy        0.90%          U.S. Long Short Momentum             0.90%
-------------------------------------------------------------------------------------------------
Strengthening Dollar 2x Strategy        0.90%          S&P 500                              0.75%
-------------------------------------------------------------------------------------------------
Weakening Dollar 2x Strategy            0.90%          Russell 2000(R)                      0.75%
-------------------------------------------------------------------------------------------------
U.S. Government Money Market            0.50%          Inverse International 2x Strategy*   0.75%
-------------------------------------------------------------------------------------------------
High Yield Strategy                     0.75%          All-Asset Moderate Strategy          0.00%
-------------------------------------------------------------------------------------------------
International 2x Strategy*              0.75%          All-Asset Aggressive Strategy        0.00%
-------------------------------------------------------------------------------------------------
Long/Short Commodities Strategy         0.90%          Alternative Strategies Allocation    0.00%
-------------------------------------------------------------------------------------------------
                                                       Event Driven and Distressed
Multi-Hedge Strategies                  1.15%          Strategies                           0.90%
-------------------------------------------------------------------------------------------------
Banking                                 0.85%          Alternative Strategies               0.90%
-------------------------------------------------------------------------------------------------
Basic Materials                         0.85%          Long Short Equity Strategy           0.90%
-------------------------------------------------------------------------------------------------
Biotechnology                           0.85%          Long Short Interest Rate Strategy    0.75%
-------------------------------------------------------------------------------------------------
Managed Futures Strategy                0.90%          Japan 2x Strategy                    0.75%
-------------------------------------------------------------------------------------------------
Inverse High Yield Strategy             0.75%          Emerging Markets 2x Strategy         0.90%
-------------------------------------------------------------------------------------------------
Energy                                  0.85%          Inverse Emerging Markets 2x          0.90%
-------------------------------------------------------------------------------------------------

FUND                                    RATE           FUND                                 RATE
-------------------------------------------------------------------------------------------------
                                                       Strategy
-------------------------------------------------------------------------------------------------
Inverse Government Long Bond Strategy   0.90%          Global Managed Futures
-------------------------------------------------------------------------------------------------
All-Asset Conservative Strategy         0.00%          Strategy Fund*                      [1.00%]
-------------------------------------------------------------------------------------------------

*    Denotes Funds that have not yet commenced operations.

                               ADVISORY AGREEMENT

         ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

         WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

         1.     THE ADVISER'S SERVICES.

                (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

                (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the

         Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

                (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

                (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

                The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

                (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

                (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub- custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

         2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

         3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

                (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or
         (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

                (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

                (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

         4.     BROKERAGE.

                (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

                (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

                (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

                (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and
         (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

         5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

         6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

         7.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

                (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

                (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

                (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

                (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

                (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

                (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

                (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

         8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

         9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         12.    DURATION AND TERMINATION.

                (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

                (b)    The Trust may cause this Agreement to terminate either
         (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

                (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

                (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty. In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

         13.    CERTAIN DEFINITIONS. For the purposes of this Agreement:

                (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

                (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

         15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

         17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

         18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                         RYDEX DYNAMIC FUNDS, on behalf of each
                                         Fund listed on Schedule A

                                         By:     _______________________________
                                                 Name: Richard M. Goldman
                                                 Title: President

                                         SECURITY INVESTORS, LLC

                                         By:     _______________________________
                                                 Name: Richard M. Goldman
                                                 Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                             SECURITY INVESTORS, LLC

         The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund                                                                       Rate
S&P 500 2x Strategy.....................................................   0.90%
Inverse S&P 500 2x Strategy ............................................   0.90%
NASDAQ-100(R) 2x Strategy ..............................................   0.90%
Inverse NASDAQ-100(R) 2x Strategy ......................................   0.90%
Dow 2x Strategy ........................................................   0.90%
Inverse Dow 2x Strategy.................................................   0.90%
Russell 2000(R) 2x Strategy ............................................   0.90%
Inverse Russell 2000(R) 2x Strategy.....................................   0.90%

                                   APPENDIX C

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
               AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER
                                 AND AFFILIATES

         Security Investors, LLC, a Kansas limited liability company (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Variable Trust ("RVT"), Rydex Series Funds ("RSF") and Rydex Dynamic Funds ("RDF") (collectively, the "Trusts") pursuant to investment advisory agreements between each of the Trusts, on behalf of its series, and the Investment Adviser. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, LLC ("RDL") serves as principal underwriter to the Funds. RFS and RDL are affiliates of the Investment Adviser. The table below provides the following information:

         (i) the date on which each Fund's shareholders last approved the Fund's investment advisory agreement;

         (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

         (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's fiscal year ended
                March 31, 2011 for RSF (except as noted) and December 31, 2010 for RVT, RDF, and RSF (except as noted);

         (iv) the amount of fees paid by each Fund to the Administrator for administrative and transfer agency services for the Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RVT, RDF, and RSF (except as noted);

         (v) the amount of accounting service fees paid by each Fund to the Administrator for accounting services for the Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RVT, RDF and RSF (except as noted);

         (vi) the amount of investor service fees paid by each RVT Fund to RDL during the Fund's fiscal year ended December 31, 2010 for RDL's services to owners of variable annuity and variable life insurance contracts who indirectly through insurance company separate accounts invest in shares of the Fund, pursuant to the Fund's investor services agreement with RDL; and

         (vii) the amount of distribution (12b-1) fees paid by each RSF and RDF Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RDF and RSF (except as noted).

                              RYDEX VARIABLE TRUST

                                                               MANAGEMENT                                         INVESTOR
                                DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING     SERVICES FEES
                                SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES       PAID TO
          SERIES NAME             APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS         RDL
-----------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive
Strategy Fund                    5/21/2010         0.00%*              $0*      $      0***      $      0***     $       0***

All-Asset Conservative
Strategy Fund                    5/21/2010         0.00%*              $0*      $      0***      $      0***     $       0***

All-Asset Moderate
Strategy Fund                    5/21/2010         0.00%*              $0*      $      0***      $      0***     $       0***

Alternative Strategies

Allocation Fund                  5/21/2010         0.00%*              $0*      $      0**       $      0**      $       0**

Amerigo Fund                     5/21/2010         0.90%       $1,739,703       $483,250         $193,299        $ 483,250

Banking Fund                     5/21/2010         0.85%       $   59,715       $ 17,563         $  7,025        $  17,563

Basic Materials Fund             5/21/2010         0.85%       $  292,758       $ 86,105         $ 34,442        $  86,105

Biotechnology Fund               5/21/2010         0.85%       $  140,356       $ 41,281         $ 16,512        $  41,281

Clermont Fund                    5/21/2010         0.90%       $  621,802       $172,723         $ 69,089        $ 172,723

Commodities Strategy Fund        5/21/2010         0.75%       $  116,557       $ 38,872         $ 15,549        $  38,872

Consumer Products Fund           5/21/2010         0.85%       $  154,395       $ 45,410         $ 18,164        $  45,410

Dow 2x Strategy Fund             5/21/2010         0.90%       $  107,390       $ 29,830         $ 11,932        $  29,830

DWA Flexible Allocation Fund     2/11/2010         1.00%       $  109,019       $ 27,255         $ 10,902        $  27,255

DWA Sector Rotation Fund         2/11/2010         1.00%       $  196,928       $ 49,232         $ 19,693        $  49,232

Electronics Fund                 5/21/2010         0.85%       $  106,064       $ 31,195         $ 12,478        $  31,195

Energy Fund                      5/21/2010         0.85%       $  283,935       $ 83,510         $ 33,404        $  83,510

Energy Services Fund             5/21/2010         0.85%       $  263,946       $ 77,631         $ 31,052        $  77,631

Europe 1.25x Strategy Fund       5/21/2010         0.90%       $  102,282       $ 28,412         $ 11,365        $  28,412

Financial Services Fund          5/21/2010         0.85%       $   93,973       $ 27,639         $ 11,056        $  27,639

Government Long Bond 1.2x
Strategy Fund                    5/21/2010         0.50%       $  222,136       $ 88,855         $ 44,427        $ 111,068

Health Care Fund                 5/21/2010         0.85%       $  162,740       $ 47,865         $ 19,146        $  47,865

Internet Fund                    5/21/2010         0.85%       $  126,734       $ 37,275         $ 14,910        $  37,275

Inverse Dow 2x Strategy Fund     5/21/2010         0.90%       $  156,064       $ 43,351         $ 17,340        $  43,351

Inverse Government Long Bond
Strategy Fund                    5/21/2010         0.90%       $  167,762       $ 46,601         $ 18,640        $  46,601

                                                               MANAGEMENT                                         INVESTOR
                                DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING     SERVICES FEES
                                SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES       PAID TO
          SERIES NAME             APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS         RDL
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy Fund    5/21/2010         0.90%       $   35,256       $  9,793         $  3,917        $   9,793

Inverse NASDAQ-100(R)
Strategy Fund                    5/21/2010         0.90%       $  132,852       $ 36,903         $ 14,761        $  36,903

Inverse Russell 2000(R)
Strategy Fund                    5/21/2010         0.90%       $   86,045       $ 23,901         $  9,560        $  23,901

Inverse S&P 500 Strategy Fund    5/21/2010         0.90%       $  347,532       $ 96,537         $ 38,614        $  96,537

Japan 2x Strategy Fund           5/21/2010         0.75%       $   50,491       $ 16,830         $  6,732        $  16,830

Leisure Fund                     5/21/2010         0.85%       $  113,298       $ 33,323         $ 13,329        $  33,323

Managed Futures Strategy Fund    5/21/2010         0.90%       $  195,175       $ 54,215         $ 21,686        $  54,215

Mid-Cap 1.5x Strategy Fund       5/21/2010         0.90%       $  129,055       $ 35,849         $ 14,339        $  35,849

Multi-Hedge Strategies Fund      5/21/2010         1.15%       $  248,052       $      0**       $      0**      $       0**

NASDAQ-100(R) 2x
Strategy Fund                    5/21/2010         0.90%       $  237,057       $ 65,849         $ 26,339        $  65,849

NASDAQ-100(R) Fund               5/21/2010         0.75%       $  358,536       $119,512         $ 47,804        $ 119,512

Nova Fund                        5/21/2010         0.75%       $  301,873       $100,624         $ 40,249        $ 100,624

Precious Metals Fund             5/21/2010         0.75%       $  624,743       $208,248         $ 83,298        $ 208,248

Real Estate Fund                 5/21/2010         0.85%       $  283,233       $ 83,304         $ 33,321        $  83,304

Retailing Fund                   5/21/2010         0.85%       $  102,838       $ 30,246         $ 12,098        $  30,246

Russell 2000(R) 1.5x
Strategy Fund                    5/21/2010         0.90%       $  128,598       $ 35,722         $ 14,289        $  35,722

Russell 2000(R) 2x
Strategy Fund                    5/21/2010         0.90%       $   34,262       $  9,517         $  3,807        $   9,517

S&P 500 2x Strategy Fund         5/21/2010         0.90%       $  162,720       $ 45,200         $ 18,080        $  45,200

S&P 500 Pure Growth Fund         5/21/2010         0.75%       $  226,170       $ 75,390         $ 30,156        $  75,390

S&P 500 Pure Value Fund          5/21/2010         0.75%       $  209,873       $ 69,958         $ 27,983        $  69,958

S&P MidCap 400 Pure
Growth Fund                      5/21/2010         0.75%       $  283,208       $ 94,403         $ 37,761        $  94,403

S&P MidCap 400 Pure
Value Fund                       5/21/2010         0.75%       $  184,951       $ 61,650         $ 24,660        $  61,650

S&P SmallCap 600 Pure
Growth Fund                      5/21/2010         0.75%       $  114,125       $ 38,042         $ 15,216        $  38,042

S&P SmallCap 600 Pure
Value Fund                       5/21/2010         0.75%       $  163,053       $ 54,351         $ 21,741        $  54,351

Select Allocation Fund           5/21/2010         0.90%       $  371,393       $103,165         $ 41,265        $ 103,165

Strengthening Dollar 2x
Strategy Fund                    5/21/2010         0.90%       $   92,729       $ 25,758         $ 10,303        $  25,758

                                                               MANAGEMENT                                         INVESTOR
                                DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING     SERVICES FEES
                                SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES       PAID TO
          SERIES NAME             APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS         RDL
-----------------------------------------------------------------------------------------------------------------------------
Technology Fund                  5/21/2010         0.85%       $  202,492       $  59,556        $ 23,822        $   59,556

Telecommunications Fund          5/21/2010         0.85%       $   57,519       $  16,917        $  6,767        $   16,917

Transportation Fund              5/21/2010         0.85%       $  102,720       $  30,212        $ 12,085        $   30,211

U.S. Government Money
Market Fund                      5/21/2010         0.50%       $        0       $   6,541        $240,422        $        0

U.S. Long Short Momentum Fund    5/21/2010         0.90%       $  533,432       $ 148,175        $ 59,270        $  148,175

Utilities Fund                   5/21/2010         0.85%       $  150,518       $  44,270        $ 17,707        $   44,270

Weakening Dollar 2x
Strategy Fund                    5/21/2010         0.90%       $   32,220       $   8,950        $  3,580        $    8,950

* The Advisor receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying Funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.
** The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
*** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

                               RYDEX DYNAMIC FUNDS

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES

                                                                            MANAGEMENT
                                             DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING
                                             SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES
          SERIES NAME                          APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS
-------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                          6/18/2010         0.90%       $  270,950       $  75,264        $  45,159
Inverse Dow 2x Strategy Fund                  6/18/2010         0.90%       $  415,717       $ 115,477        $  69,286
NASDAQ-100(R) 2x Strategy Fund                6/18/2010         0.90%       $1,837,754       $ 510,487        $ 306,293
Inverse NASDAQ-100(R) 2x Strategy Fund        6/18/2010         0.90%       $  722,564       $ 200,712        $ 120,428
Russell 2000(R) 2x Strategy Fund              6/18/2010         0.90%       $  355,211       $  98,669        $  59,208
Inverse Russell 2000(R) 2x Strategy Fund      6/18/2010         0.90%       $  365,162       $ 101,434        $  60,861
S&P 500 2x Strategy Fund                      6/18/2010         0.90%       $1,369,680       $ 380,467        $ 228,281
Inverse S&P 500 2x Strategy Fund              6/18/2010         0.90%       $1,820,386       $ 505,662        $ 303,399

DISTRIBUTION FEES

                                               A-CLASS                C-CLASS                H-CLASS
SERIES NAME                               (0.25% 12b-1 FEE)      (0.25% 12b-1 FEE)      (0.25% 12b-1 FEE)
---------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                          $   9,956              $  36,394              $  56,210
Inverse Dow 2x Strategy Fund                  $   5,155              $  21,294              $ 104,998
NASDAQ-100(R) 2x Strategy Fund                $  19,905              $ 180,450              $ 445,470
Inverse NASDAQ-100(R) 2x Strategy Fund        $   4,299              $  55,020              $ 182,658
Russell 2000(R) 2x Strategy Fund              $   6,387              $  21,168              $  86,990
Inverse Russell 2000(R) 2x Strategy Fund      $   4,103              $  35,926              $  88,350
S&P 500 2x Strategy Fund                      $  28,293              $ 168,115              $ 310,145
Inverse S&P 500 2x Strategy Fund              $  24,930              $ 115,314              $ 451,904

                               RYDEX SERIES FUNDS

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES

                                                                            MANAGEMENT
                                             DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING
                                             SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES
          SERIES NAME                          APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS
-------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund            6/18/2010         0.00%(1)    $        0(1)    $         0(2)   $        0(2)
All-Asset Conservative Strategy Fund          6/18/2010         0.00%(1)    $        0(1)    $         0(2)   $        0(2)
All-Asset Moderate Strategy Fund              6/18/2010         0.00%(1)    $        0(1)    $         0(2)   $        0(2)
Alternative Strategies Fund                   5/19/2010         0.90%       $   24,707       $     8,645      $    3,458
Alternative Strategies Allocation Fund        6/18/2010         0.00%(1)    $       01       $        02      $       02
Banking Fund                                  6/18/2010         0.85%       $  163,421       $    48,065      $   19,226
Basic Materials Fund                          6/18/2010         0.85%       $  885,645       $   260,483      $  104,192
Biotechnology Fund                            6/18/2010         0.85%       $  535,192       $   157,409      $   62,963
Commodities Strategy Fund*                    6/18/2010         0.75%(3)    $  263,603       $    87,909      $   35,163
Consumer Products Fund                        6/18/2010         0.85%       $  735,452       $   216,309      $   86,523
Electronics Fund                              6/18/2010         0.85%       $  254,842       $    74,953      $   29,981
Emerging Markets 2x Strategy Fund             8/25/2010         0.90%       $   12,414       $     3,940      $    1,576
Energy Fund                                   6/18/2010         0.85%       $  654,649       $   192,543      $   77,017
Energy Services Fund                          6/18/2010         0.85%       $  929,437       $   273,363      $  109,345
Event Driven and Distressed Strategies Fund   5/19/2010         0.90%       $   70,815       $    23,201      $    9,280
Europe 1.25x Strategy Fund                    6/18/2010         0.90%       $  185,738       $    51,594      $   20,637
Financial Services Fund                       6/18/2010         0.85%       $  144,677       $    42,552      $   17,021
Government Long Bond 1.2x Strategy Fund       6/18/2010         0.50%       $  798,132       $   319,256      $  150,545
Health Care Fund                              6/18/2010         0.85%       $  235,238       $    69,188      $   27,675
High Yield Strategy Fund                      6/18/2010         0.75%       $1,407,964       $   469,321      $  181,818
Internet Fund                                 6/18/2010         0.85%       $  808,473       $   237,785      $   95,113
Inverse Emerging Markets 2x Strategy Fund     5/19/2010         0.90%       $    9,183       $     2,912      $    1,164
Inverse Government Long Bond Strategy Fund    6/18/2010         0.90%       $5,382,826       $ 1,495,228      $  486,317
Inverse High Yield Strategy Fund              6/18/2010         0.75%       $  142,467       $    47,489      $   18,995
Inverse Mid-Cap Strategy Fund                 6/18/2010         0.90%       $   37,641       $    10,456      $    4,182
Inverse NASDAQ-100(R) Strategy Fund           6/18/2010         0.90%       $  241,086       $    66,968      $   26,787

                                                                            MANAGEMENT
                                             DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING
                                             SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES
          SERIES NAME                          APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS
-------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R) Strategy Fund         6/18/2010         0.90%       $   243,647      $   67,680       $   27,072
Inverse S&P 500 Strategy Fund                 6/18/2010         0.90%       $ 2,256,839      $  626,899       $  242,404
Japan 2x Strategy Fund                        6/18/2010         0.75%       $    49,039      $   16,347       $    6,538
Leisure Fund                                  6/18/2010         0.85%       $   121,173      $   35,639       $   14,256
Long/Short Commodities Strategy Fund*         6/18/2010         0.90%(3)    $ 1,542,411      $  428,444       $  170,624
Long Short Equity Strategy Fund               5/19/2010         0.90%       $    19,377      $    6,424       $    2,570
Long Short Interest Rate Strategy Fund        5/19/2010         0.75%       $   298,378      $   99,459       $   39,783
Managed Futures Strategy Fund*                6/18/2010         0.90%(3)    $20,164,468      $5,567,658       $1,006,871
Mid-Cap 1.5x Strategy Fund                    6/18/2010         0.90%       $   317,193      $   88,109       $   35,243
Multi-Hedge Strategies Fund*                  6/18/2010         1.15%(3)    $ 1,014,214      $        0(2)    $        0(2)
NASDAQ-100(R) Fund                            6/18/2010         0.75%       $ 4,575,228      $1,525,076       $  492,437
Nova Fund                                     6/18/2010         0.75%       $   529,891      $  176,630       $   70,651
Precious Metals Fund                          6/18/2010         0.75%       $ 1,785,811      $  595,270       $  234,116
Real Estate Fund                              6/18/2010         0.85%       $   352,791      $  103,762       $   41,504
Retailing Fund                                6/18/2010         0.85%       $   104,867      $   30,843       $   12,337
Russell 2000(R) 1.5x Strategy Fund            6/18/2010         0.90%       $   234,264      $   65,073       $   26,029
Russell 2000(R) Fund                          6/18/2010         0.75%       $   174,718      $   58,239       $   23,296
S&P 500 Fund                                  6/18/2010         0.75%       $ 1,209,099      $  403,033       $  160,721
S&P 500 Pure Growth Fund                      6/18/2010         0.75%       $   372,809      $  124,270       $   49,707
S&P 500 Pure Value Fund                       6/18/2010         0.75%       $   388,056      $  129,352       $   51,740
S&P MidCap 400 Pure Growth Fund               6/18/2010         0.75%       $   850,218      $  283,406       $  112,276
S&P MidCap 400 Pure Value Fund                6/18/2010         0.75%       $   514,279      $  171,426       $   68,562
S&P SmallCap 600 Pure Growth Fund             6/18/2010         0.75%       $   358,410      $  119,470       $   47,788
S&P SmallCap 600 Pure Value Fund              6/18/2010         0.75%       $   603,267      $  201,089       $   79,365
Strengthening Dollar 2x Strategy Fund         6/18/2010         0.90%       $   410,155      $  113,932       $   45,572
Technology Fund                               6/18/2010         0.85%       $   365,317      $  107,446       $   42,978
Telecommunications Fund                       6/18/2010         0.85%       $   111,533      $   32,804       $   13,121
Transportation Fund                           6/18/2010         0.85%       $   195,474      $   57,492       $   22,997
U.S. Long Short Momentum Fund                 6/18/2010         0.90%       $ 1,546,882      $  429,689       $  171,874
U.S. Government Money Market Fund             6/18/2010         0.50%       $     6,592      $  136,432       $  423,667

                                                                            MANAGEMENT
                                             DATE OF LAST                  FEES PAID TO    ADMINISTRATIVE     ACCOUNTING
                                             SHAREHOLDER     MANAGEMENT     INVESTMENT      SERVICE FEES     SERVICE FEES
          SERIES NAME                          APPROVAL         FEES          ADVISER       PAID TO RFS       PAID TO RFS
-------------------------------------------------------------------------------------------------------------------------
Utilities Fund                                6/18/2010         0.85%       $   388,077      $  114,140       $   45,656
Weakening Dollar 2x Strategy Fund             6/18/2010         0.90%       $   321,462      $   89,295       $   35,718

*    The Fund has a fiscal year end of December 31.

(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Investment Adviser has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3) The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

DISTRIBUTION FEES*

(*For A-Class, C-Class, H-Class and Advisor Class shares. Investor Class shares and Investor 2 Class shares were not subject to distribution fees.)

               SERIES NAME                      A-CLASS          C-CLASS         H-CLASS       ADVISOR CLASS
All-Asset Aggressive Strategy Fund            $         0      $    49,896     $         0     $           -
All-Asset Conservative Strategy Fund          $         0      $    70,417     $         0     $           -
All-Asset Moderate Strategy Fund              $         0      $   135,183     $         0     $           -
Alternative Strategies Fund                   $     5,878      $       329     $     2,666     $           -
Alternative Strategies Allocation Fund        $         0      $    35,385     $         0     $           -
Banking Fund                                  $     6,369      $    34,655     $         -     $       6,108
Basic Materials Fund                          $    28,273      $   101,719     $         -     $      40,795
Biotechnology Fund                            $     5,853      $    35,685     $         -     $      28,557
Commodities Strategy Fund*                    $    16,612      $    49,430     $    58,940           N/A
Consumer Products Fund                        $    13,922      $    40,974     $         -     $      27,343
Electronics Fund                              $     2,886      $    16,184     $         -     $       6,934
Emerging Markets 2x Strategy Fund             $        83      $     1,068     $     3,591     $           -
Energy Fund                                   $    13,430      $   145,036     $         -     $      38,484
Energy Services Fund                          $    33,636      $   112,250     $         -     $      41,040
Europe 1.25x Strategy Fund                    $     4,490      $    10,296     $    44,530     $           -
Event Driven and Distressed Strategies Fund   $    15,805      $     4,697     $     6,189     $           -
Financial Services Fund                       $     3,528      $    14,905     $         -     $      13,615
Government Long Bond 1.2x Strategy Fund       $     9,683      $   109,419     $         -     $     155,455
Health Care Fund                              $     3,883      $    37,766     $         -     $      11,608
High Yield Strategy Fund                      $    21,622      $    67,617     $   430,795     $           -
Internet Fund                                 $     3,250      $    15,527     $         -     $      13,006
Inverse Emerging Markets 2x Strategy Fund     $        25      $       938     $     2,652     $           -
Inverse Government Long Bond Strategy Fund    $   178,979      $ 1,147,960     $         -     $     280,127
Inverse High Yield Strategy Fund              $     8,146      $    18,869     $    34,625     $           -
Inverse Mid-Cap Strategy Fund                 $     1,109      $     4,501     $     8,221     $           -
Inverse NASDAQ-100(R) Strategy Fund           $     2,654      $    17,199     $         -     $       3,618
Inverse Russell 2000(R) Strategy Fund         $     4,429      $    19,066     $    58,484     $           -
Inverse S&P 500 Strategy Fund                 $    49,444      $   159,338     $         -     $      92,097
Japan 2x Strategy Fund                        $     2,093      $     2,685     $    13,582     $           -
Leisure Fund                                  $     2,867      $     9,954     $         -     $       6,081

               SERIES NAME                      A-CLASS          C-CLASS         H-CLASS       ADVISOR CLASS
Long/Short Commodities Strategy Fund*         $    92,942      $   103,403     $   256,324           N/A
Long Short Equity Strategy Fund               $     3,962      $       892     $     2,210     $           -
Long Short Interest Rate Strategy Fund        $    37,242      $    38,587     $    40,934     $           -
Managed Futures Strategy Fund*                $ 1,599,233      $ 1,904,728     $ 3,228,581           N/A
Mid-Cap 1.5x Strategy Fund                    $     2,934      $    47,851     $    73,212     $           -
Multi-Hedge Strategies Fund*                  $    41,486      $   178,187     $   132,545           N/A
NASDAQ-100(R) Fund                            $    28,678      $   114,350     $         -     $     203,173
Nova Fund                                     $     8,415      $    88,347     $         -     $      36,333
Precious Metals Fund                          $    34,882      $   334,166     $         -     $     114,807
Real Estate Fund                              $    12,351      $    21,400     $    86,061     $           -
Retailing Fund                                $     2,290      $    18,366     $         -     $       6,611
Russell 2000(R) 1.5x Strategy Fund            $     4,834      $    23,921     $    54,259     $           -
Russell 2000(R) Fund                          $     2,625      $    49,787     $    43,168     $           -
S&P 500 Fund                                  $    40,436      $    94,788     $   338,900     $           -
S&P 500 Pure Growth Fund                      $    10,741      $    70,910     $    95,802     $           -
S&P 500 Pure Value Fund                       $     8,834      $    29,168     $   113,226     $           -
S&P MidCap 400 Pure Growth Fund               $    18,395      $    55,052     $   251,248     $           -
S&P MidCap 400 Pure Value Fund                $    12,275      $    18,508     $   154,524     $           -
S&P SmallCap 600 Pure Growth Fund             $     5,454      $    17,888     $   109,544     $           -
S&P SmallCap 600 Pure Value Fund              $    15,508      $    47,650     $   173,668     $           -
Strengthening Dollar 2x Strategy Fund         $    21,163      $    64,252     $    76,706     $           -
Technology Fund                               $     5,342      $    33,675     $         -     $      50,828
Telecommunications Fund                       $     2,211      $    17,421     $         -     $       3,831
Transportation Fund                           $     4,973      $    20,861     $         -     $      10,722
U.S. Government Money Market Fund             $    74,815      $   659,962     $         -     $   1,252,940
U.S. Long Short Momentum Fund                 $    73,421      $   541,342     $   220,933     $           -
Utilities Fund                                $     6,079      $    52,973     $         -     $      15,681
Weakening Dollar 2x Strategy Fund             $    13,612      $    45,282     $    64,362     $           -

_________________

*    The Fund has a fiscal year end of December 31.

                                   APPENDIX D

                        TRUSTEES/MANAGERS AND OFFICERS OF
                             THE INVESTMENT ADVISER

MEMBER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICER OF SECURITY INVESTORS, LLC The business address of the member representative and principal executive officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

          NAME                   POSITION HELD WITH                            OTHER PRINCIPAL
                               SECURITY INVESTORS, LLC                       OCCUPATION/POSITION
------------------------------------------------------------------------------------------------------------
Richard M. Goldman       President, Chief Executive Officer      Senior Vice President, Security Benefit
                         and Member Representative               Corporation; CEO, Security Benefit Asset
                                                                 Management Holdings, LLC; CEO, President
                                                                 and Manager Representative, Security Investors,
                                                                 LLC; CEO and Manager, Rydex Holdings, LLC;
                                                                 CEO, President, and Manager, Rydex
                                                                 Distributors, LLC; Manager, Rydex Fund
                                                                 Services, LLC; President and Trustee,
                                                                 Rydex Series Funds, Rydex ETF Trust, Rydex
                                                                 Dynamic Funds and Rydex Variable Trust; and
                                                                 President, Director and Chairman of the Board,
                                                                 Security Equity Fund, Security Income Fund,
                                                                 Security Large Cap Value Fund, Security Mid Cap
                                                                 Growth Fund and SBL Fund

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC. The business address of each of the following persons is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

         NAME            POSITION HELD WITH THE FUNDS        POSITION HELD WITH SECURITY INVESTORS, LLC
------------------------------------------------------------------------------------------------------------
Richard M. Goldman     Trustee and President                President, Chief Executive Officer and Member
                                                            Representative

Michael P. Byrum       Vice President                       Senior Vice President

Nick Bonos             Vice President and Treasurer         Senior Vice President

Joanna M. Haigney      Chief Compliance Officer and         Senior Vice President and Chief Compliance
                       Secretary                            Officer

Joseph Arruda          Assistant Treasurer                  Vice President

Keith Fletcher         Vice President                       Senior Vice President

Amy Lee                Vice President and Assistant         Senior Vice President and Secretary
                       Secretary

                                   APPENDIX E

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC

         Each of the tables below lists the names of other mutual funds advised by Security Investors, LLC (the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of April 30, 2011 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

SERIES OF RYDEX VARIABLE TRUST:
-------------------------------

                                                                           ANNUAL COMPENSATION
                                                                             TO THE INVESTMENT
                                                                               ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                               PERCENTAGE OF AVERAGE         NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                              DAILY NET ASSETS)            MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
ALL-ASSET AGGRESSIVE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST               0.00%(1)                   $7.63

All-Asset Aggressive Strategy Fund, a series of Rydex Series Funds                 0.00%(1)                  $17.58

ALL-ASSET CONSERVATIVE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST             0.00%(1)                  $11.13

All-Asset Conservative Strategy Fund, a series of Rydex Series Funds               0.00%(1)                  $14.32

ALL-ASSET MODERATE STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                 0.00%(1)                  $23.85

All-Asset Moderate Strategy Fund, a series of Rydex Series Funds                   0.00%(1)                  $31.18

ALTERNATIVE STRATEGIES ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST           0.00%(1)                   $7.44

Alternative Strategies Allocation Fund, a series of Rydex Series Funds             0.00%(1)                  $21.01

AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.90%                    $189.35

None                                                                                N/A                       N/A

BANKING FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                      $5.36

Banking Fund, a series of Rydex Series Funds                                       0.85%                     $15.87

BASIC MATERIALS FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.85%                     $40.65

Basic Materials Fund, a series of Rydex Series Funds                               0.85%                    $124.08

BIOTECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                               0.85%                     $17.99

Biotechnology Fund, a series of Rydex Series Funds                                 0.85%                    $105.50

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST                                    0.90%                     $83.56

None                                                                                N/A                       N/A

COMMODITIES STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.75%(2)                  $23.60

                                                                             ANNUAL COMPENSATION
                                                                              TO THE INVESTMENT
                                                                                ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                PERCENTAGE OF AVERAGE        NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                               DAILY NET ASSETS)            MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
Commodities Strategy Fund, a series of Rydex Series Funds                           0.75%(2)                $109.21

CONSUMER PRODUCTS FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.85%                    $18.55

Consumer Products Fund, a series of Rydex Series Funds                              0.85%                    $74.07

DOW 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                              0.90%                    $18.14

Dow 2x Strategy Fund, a series of Rydex Dynamic Funds                               0.90%                    $39.19

DWA FLEXIBLE ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST                      1.00%                    $25.03

None                                                                                 N/A                       N/A

DWA SECTOR ROTATION FUND, A SERIES OF RYDEX VARIABLE TRUST                          1.00%                    $35.55

None                                                                                 N/A                       N/A

ELECTRONICS FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.85%                    $10.86

Electronics Fund, a series of Rydex Series Funds                                    0.85%                    $14.92

ENERGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                       0.85%                    $57.17

Energy Fund, a series of Rydex Series Funds                                         0.85%                   $128.46

ENERGY SERVICES FUND, A SERIES OF RYDEX VARIABLE TRUST                              0.85%                    $55.34

Energy Services Fund, a series of Rydex Series Funds                                0.85%                   $224.73

EUROPE 1.25x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.90%                    $12.19

Europe 1.25x Strategy Fund, a series of Rydex Series Funds                          0.90%                    $32.84

FINANCIAL SERVICES FUND, A SERIES OF RYDEX VARIABLE TRUST                           0.85%                     $8.15

Financial Services Fund, a series of Rydex Series Funds                             0.85%                    $12.08

GOVERNMENT LONG BOND 1.2x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST           0.50%                    $15.66

Government Long Bond 1.2x Strategy Fund, a series of Rydex Series Funds             0.50%                   $102.39

HEALTH CARE FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.85%                    $19.25

Health Care Fund, a series of Rydex Series Funds                                    0.85%                    $65.66

INTERNET FUND, A SERIES OF RYDEX VARIABLE TRUST                                     0.85%                    $11.34

Internet Fund, a series of Rydex Series Funds                                       0.85%                    $28.70

INVERSE DOW 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                      0.90%                     $8.50

Inverse Dow 2x Strategy Fund, a series of Rydex Dynamic Funds                       0.90%                    $37.93

                                                                                     ANNUAL COMPENSATION
                                                                                      TO THE INVESTMENT
                                                                                        ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                        PERCENTAGE OF AVERAGE       NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                       DAILY NET ASSETS)           MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                0.90%                    $18.71

Inverse Government Long Bond Strategy Fund, a series of Rydex Series Funds                  0.90%                   $617.94

INVERSE MID-CAP STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.90%                     $1.17

Inverse Mid-Cap Strategy Fund, a series of Rydex Series Funds                               0.90%                     $2.28

INVERSE NASDAQ-100(R) STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                       0.90%                     $5.73

Inverse NASDAQ-100(R) Strategy Fund, a series of Rydex Series Funds                         0.90%                    $14.17

INVERSE RUSSELL 2000(R) STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                     0.90%                     $3.15

Inverse Russell 2000(R) Strategy Fund, a series of Rydex Series Funds                       0.90%                     $9.22

INVERSE S&P 500 STRATEGY FUND                                                               0.90%                    $14.23

Inverse S&P 500 Strategy Fund, a series of Rydex Series Funds                               0.90%                   $136.53

JAPAN 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                    0.75%                     $6.29

Japan 2x Strategy Fund, a series of Rydex Series Funds                                      0.75%                    $13.84

LEISURE FUND, A SERIES OF RYDEX VARIABLE TRUST                                              0.85%                     $9.26

Leisure Fund, a series of Rydex Series Funds                                                0.85%                     $6.11

MANAGED FUTURES STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                             0.90%(2)                 $16.67

Managed Futures Strategy Fund, a series of Rydex Series Funds                               0.90%(2)              $2,583.87

MID-CAP 1.5X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                0.90%                    $23.70

Mid-Cap 1.5x Strategy Fund, a series of Rydex Series Funds                                  0.90%                    $56.79

MULTI-HEDGE STRATEGIES FUND, A SERIES OF RYDEX VARIABLE TRUST                               1.15%                    $17.49

Multi-Hedge Strategies Fund, a series of Rydex Series Funds                                 1.15%(2)                 $73.92

NASDAQ-100(R) 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.90%                    $33.22

NASDAQ-100(R) 2x Strategy Fund, a series of Rydex Dynamic Funds                             0.90%                   $288.39

NASDAQ-100(R) FUND, A SERIES OF RYDEX VARIABLE TRUST                                        0.75%                    $52.92

NASDAQ-100(R) Fund, a series of Rydex Series Funds                                          0.75%                   $648.00

NOVA FUND, A SERIES OF RYDEX VARIABLE TRUST                                                 0.75%                    $33.31

Nova Fund, a series of Rydex Series Funds                                                   0.75%                    $85.58

PRECIOUS METALS FUND, A SERIES OF RYDEX VARIABLE TRUST                                      0.75%                   $109.52

                                                                                    ANNUAL COMPENSATION
                                                                                      TO THE INVESTMENT
                                                                                        ADVISER (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                        PERCENTAGE OF AVERAGE       NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                       DAILY NET ASSETS)           MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund, a series of Rydex Series Funds                                        0.75%                   $243.13

REAL ESTATE FUND, A SERIES OF RYDEX VARIABLE TRUST                                          0.85%                    $26.88

Real Estate Fund, a series of Rydex Series Funds                                            0.85%                    $24.86

RETAILING FUND, A SERIES OF RYDEX VARIABLE TRUST                                            0.85%                     $5.81

Retailing Fund, a series of Rydex Series Funds                                              0.85%                    $11.76

RUSSELL 2000(R) 1.5x STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.90%                    $19.74

Russell 2000(R) 1.5x Strategy Fund, a series of Rydex Series Funds                          0.90%                    $41.23

RUSSELL 2000(R) 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                          0.90%                     $6.35

Russell 2000(R) 2x Strategy Fund, a series of Rydex Dynamic Funds                           0.90%                    $68.85

S&P 500 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.90%                    $23.55

S&P 500 2x Strategy Fund, a series of Rydex Dynamic Funds                                   0.90%                   $151.74

RYDEX 2X S&P 500 ETF, a series of Rydex ETF Trust                                           0.70%                    $94.29

S&P 500 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                                  0.75%                    $58.57

S&P 500 Pure Growth Fund, a series of Rydex Series Funds                                    0.75%                    $47.33

Rydex S&P 500 Pure Growth ETF, a series of Rydex ETF Trust                                  0.35%                   $264.65

S&P 500 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                                   0.75%                    $41.06

S&P 500 Pure Value Fund, a series of Rydex Series Funds                                     0.75%                    $58.06

Rydex S&P 500 Pure Value ETF, a series of Rydex ETF Trust                                   0.35%                   $112.93

S&P MIDCAP 400 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                           0.75%                    $61.75

S&P MidCap 400 Pure Growth Fund, a series of Rydex Series Funds                             0.75%                   $286.18

Rydex S&P MidCap 400 Pure Growth ETF, a series of Rydex ETF Trust                           0.35%                   $670.63

S&P MIDCAP 400 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.75%                    $24.09

S&P MidCap 400 Pure Value Fund, a series of Rydex Series Funds                              0.75%                    $61.56

Rydex S&P Midcap 400 Pure Value ETF, a series of Rydex ETF Trust                            0.35%                    $60.16

S&P SMALLCAP 600 PURE GROWTH FUND, A SERIES OF RYDEX VARIABLE TRUST                         0.75%                    $32.10

S&P SmallCap 600 Pure Growth Fund, a series of Rydex Series Funds                           0.75%                   $145.49

Rydex S&P SmallCap 600 Pure Growth ETF, a series of Rydex ETF Trust                         0.35%                    $35.19

S&P SMALLCAP 600 PURE VALUE FUND, A SERIES OF RYDEX VARIABLE TRUST                          0.75%                    $17.31

                                                                                       ANNUAL COMPENSATION
                                                                                        TO THE INVESTMENT
                                                                                          ADVISER  (AS A
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                                          PERCENTAGE OF AVERAGE         NET ASSETS (IN
Name(s) of Other Fund(s) with Similar Objectives                                         DAILY NET ASSETS)            MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Value Fund, a series of Rydex Series Funds                               0.75%                    $26.90

Rydex S&P SmallCap 600 Pure Value ETF, a series of Rydex ETF Trust                             0.35%                    $90.18

SELECT ALLOCATION FUND, A SERIES OF RYDEX VARIABLE TRUST                                       0.90%                    $42.73

None                                                                                            N/A                      N/A

STRENGTHENING DOLLAR 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                        0.90%                     $2.77

Strengthening Dollar 2x Strategy Fund, a series of Rydex Series Funds                          0.90%                    $26.71

TECHNOLOGY FUND, A SERIES OF RYDEX VARIABLE TRUST                                              0.85%                    $19.90

Technology Fund, a series of Rydex Series Funds                                                0.85%                     82.93

TELECOMMUNICATIONS FUND, A SERIES OF RYDEX VARIABLE TRUST                                      0.85%                     $5.76

Telecommunications Fund, a series of Rydex Series Funds                                        0.85%                    $12.85

TRANSPORTATION FUND, A SERIES OF RYDEX VARIABLE TRUST                                          0.85%                     $7.81

Transportation Fund, a series of Rydex Series Funds                                            0.85%                    $15.35

U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.50%                   $162.92

U.S. Government Money Market Fund, a series of Rydex Series Funds                              0.50%                   $868.15

U.S. LONG SHORT MOMENTUM FUND, A SERIES OF RYDEX VARIABLE TRUST                                0.90%                    $53.25

U.S. Long Short Momentum Fund, a series of Rydex Series Funds                                  0.90%                   $164.99

UTILITIES FUND, A SERIES OF RYDEX VARIABLE TRUST                                               0.85%                    $14.74

Utilities Fund, a series of Rydex Series Funds                                                 0.85%                    $21.87

WEAKENING DOLLAR 2X STRATEGY FUND, A SERIES OF RYDEX VARIABLE TRUST                            0.90%                     $6.05

Weakening Dollar 2x Strategy Fund, a series of Rydex Series Funds                              0.90%                    $38.23

SERIES OF RYDEX DYNAMIC FUNDS:
------------------------------

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
DOW 2X STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                       0.90%                           $39.19

Dow 2x Strategy Fund, a series of Rydex Variable Trust                      0.90%                           $18.14

INVERSE DOW 2X STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS               0.90%                           $37.93

Inverse Dow 2x Strategy Fund, a series of Rydex Variable Trust              0.90%                            $8.50

INVERSE NASDAQ-100 2X STRATEGY FUND, A SERIES OF RYDEX
DYNAMIC FUNDS                                                               0.90%                           $47.83

None                                                                         N/A                             N/A

INVERSE RUSSELL 2000 2X STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS      0.90%                           $23.82
DYNAMIC FUNDS

None                                                                         N/A                             N/A

INVERSE S&P 500 2X STRATEGY FUND, A SERIES OF RYDEX                         0.90%                          $108.79
DYNAMIC FUNDS

Rydex Inverse 2x S&P 500 ETF, a series of Rydex ETF Trust                   0.70%                            51.05

NASDAQ-100 2X STRATEGY FUND, A SERIES OF RYDEX                              0.90%                          $288.39
DYNAMIC FUNDS

NASDAQ-100 2x Strategy Fund, a series of Rydex Variable                     0.90%                           $33.22
Trust

RUSSELL 2000 2X STRATEGY FUND, A SERIES OF RYDEX DYNAMIC                    0.90%                           $68.85
FUNDS

Russell 2000 2x Strategy Fund, a series of Rydex Variable                   0.90%                            $6.35
Trust

S&P 500 2X STRATEGY FUND, A SERIES OF RYDEX DYNAMIC                         0.90%                          $151.74
FUNDS

S&P 500 2x Strategy Fund, a series of Rydex Variable Trust                  0.90%                           $23.55

Rydex 2x S&P 500 ETF, a series of Rydex ETF Trust                           0.70%                           $94.29

SERIES OF RYDEX SERIES FUNDS:
-----------------------------

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
ALL-ASSET AGGRESSIVE STRATEGY FUND, A SERIES OF RYDEX                       0.00%(1)                        $17.58
SERIES FUNDS

All-Asset Aggressive Strategy Fund, a series of Rydex                       0.00%(1)                         $7.63
Variable Trust

ALL-ASSET CONSERVATIVE STRATEGY FUND, A SERIES OF RYDEX                     0.00%(1)                        $14.32
SERIES FUNDS

All-Asset Conservative Strategy Fund, a series of Rydex                     0.00%(1)                        $11.13
Variable Trust

ALL-ASSET MODERATE STRATEGY FUND, A SERIES OF RYDEX                         0.00%(1)                        $31.18
SERIES FUNDS

All-Asset Moderate Strategy Fund, a series of Rydex                         0.00%(1)                        $23.85
Variable Trust

ALTERNATIVE STRATEGIES FUND, A SERIES OF RYDEX SERIES                       0.90%                            $4.04
FUNDS

None                                                                         N/A                             N/A

ALTERNATIVE STRATEGIES ALLOCATION FUND, A SERIES OF RYDEX                   0.00%(1)                        $21.01
SERIES FUNDS

Alternative Strategies Allocation Fund, a series of Rydex                   0.00%(1)                         $7.44
Variable Trust

BANKING FUND, A SERIES OF RYDEX SERIES FUNDS                                0.85%                           $15.87

Banking Fund, a series of Rydex Variable Trust                              0.85%                            $5.36

BASIC MATERIALS FUND, A SERIES OF RYDEX SERIES FUNDS                        0.85%                          $124.08

Basic Materials Fund, a series of Rydex Variable Trust                      0.85%                           $40.65

BIOTECHNOLOGY FUND, A SERIES OF RYDEX SERIES FUNDS                          0.85%                          $105.50

Biotechnology Fund, a series of Rydex Variable Trust                        0.85%                           $17.99

COMMODITIES STRATEGY FUND, A SERIES OF RYDEX SERIES                         0.75%(2)                       $109.21
FUNDS

Commodities Strategy Fund, a series of Rydex Variable Trust                 0.75%(2)                        $23.60

CONSUMER PRODUCTS FUND, A SERIES OF RYDEX SERIES FUNDS                      0.85%                           $74.07

Consumer Products Fund, a series of Rydex Variable Trust                    0.85%                           $18.55

ELECTRONICS FUND, A SERIES OF RYDEX SERIES FUNDS                            0.85%                           $14.92

Electronics Fund, a series of Rydex Variable Trust                          0.85%                           $10.86

EMERGING MARKETS 2X STRATEGY FUND, A SERIES OF RYDEX                        0.90%                            $4.77
SERIES FUNDS

None                                                                        N/A                              N/A

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
ENERGY FUND, A SERIES OF RYDEX SERIES FUNDS                                 0.85%                         $128.46

Energy Fund, a series of Rydex Variable Trust                               0.85%                          $57.17

ENERGY SERVICES FUND, A SERIES OF RYDEX SERIES FUNDS                        0.85%                         $224.73

Energy Services Fund, a series of Rydex Variable Trust                      0.85%                          $55.34

EUROPE 1.25X STRATEGY FUND, A SERIES OF RYDEX SERIES                        0.90%                          $32.84
FUNDS

Europe 1.25x Strategy Fund, a series of Rydex Variable Trust                0.90%                          $12.19

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND, A SERIES                       0.90%                         $22.37
RYDEX SERIES FUNDS

None                                                                         N/A                            N/A

FINANCIAL SERVICES FUND, A SERIES OF RYDEX SERIES FUNDS                     0.85%                          $12.08

Financial Services Fund, a series of Rydex Variable Trust                   0.85%                           $8.15

GOVERNMENT LONG BOND 1.2X STRATEGY FUND, A SERIES OF                        0.50%                         $102.39
RYDEX SERIES FUNDS

Government Long Bond 1.2x Strategy Fund, a series of Rydex                  0.50%                          $15.66
Variable Trust

HEALTH CARE FUND, A SERIES OF RYDEX SERIES FUNDS                            0.85%                          $65.66

Health Care Fund, a series of Rydex Variable Trust                          0.85%                          $19.25

HIGH YIELD STRATEGY FUND, A SERIES OF RYDEX SERIES FUNDS                    0.75%                         $307.52

None                                                                         N/A                            N/A

INTERNET FUND, A SERIES OF RYDEX SERIES FUNDS                               0.85%                          $28.70

Internet Fund, a series of Rydex Variable Trust                             0.85%                          $11.34

INVERSE EMERGING MARKETS 2X STRATEGY FUND, A SERIES OF                      0.90%                           $2.79
RYDEX SERIES FUNDS

None                                                                         N/A                            N/A

INVERSE GOVERNMENT LONG BOND STRATEGY FUND, A SERIES                        0.90%                         $617.94
OF RYDEX SERIES FUNDS

Inverse Government Long Bond Strategy Fund, a series of                     0.90%                          $18.71
Rydex Variable Trust

INVERSE HIGH YIELD STRATEGY FUND, A SERIES OF RYDEX                         0.75%                          $11.31
SERIES FUNDS

None                                                                         N/A                            N/A

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
INVERSE MID-CAP STRATEGY FUND, A SERIES OF RYDEX SERIES                   0.90%                             $2.28
FUNDS

Inverse Mid-Cap Strategy Fund, a series of Rydex Variable                 0.90%                             $1.17
Trust

INVERSE NASDAQ-100 STRATEGY FUND, A SERIES OF RYDEX                       0.90%                            $14.17
SERIES FUNDS

Inverse NASDAQ-100 Strategy Fund, a series of Rydex                       0.90%                             $5.73
Variable Trust

INVERSE RUSSELL 2000 STRATEGY FUND, A SERIES OF RYDEX                     0.90%                             $9.22
SERIES FUNDS

Inverse Russell 2000 Strategy Fund, a series of Rydex                     0.90%                             $3.15
Variable Trust

INVERSE S&P 500 STRATEGY FUND, A SERIES OF RYDEX SERIES                   0.90%                           $136.53
FUNDS

Inverse S&P 500 Strategy Fund, a series of Rydex Variable                 0.90%                            $14.23
Trust

JAPAN 2X STRATEGY FUND, A SERIES OF RYDEX SERIES FUNDS                    0.75%                            $13.84

Japan 2x Strategy Fund, a series of Rydex Variable Trust                  0.75%                             $6.29

LEISURE FUND, A SERIES OF RYDEX SERIES FUNDS                              0.85%                             $6.11

Leisure Fund, a series of Rydex Variable Trust                            0.85%                             $9.26

LONG/SHORT COMMODITIES STRATEGY FUND, A SERIES OF                         0.90%(2)                        $380.59
RYDEX SERIES FUNDS

None                                                                       N/A                              N/A

LONG SHORT EQUITY STRATEGY FUND, A SERIES OF RYDEX                        0.90%                             $7.23
SERIES FUNDS

None                                                                       N/A                              N/A

LONG SHORT INTEREST RATE STRATEGY FUND, A SERIES OF RYDEX                 0.75%                           $164.33
SERIES FUNDS

None                                                                       N/A                              N/A

MANAGED FUTURES STRATEGY FUND, A SERIES OF RYDEX SERIES                   0.90%(2)                      $2,583.87
FUNDS

Managed Futures Strategy Fund, a series of Rydex Variable                 0.90%(2)                         $16.67
Trust

MID-CAP 1.5X STRATEGY FUND, A SERIES OF RYDEX SERIES                      0.90%                            $56.79
FUNDS

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
Mid-Cap 1.5x Strategy Fund, a series of Rydex Variable                         0.90%                            $23.70
Trust

MULTI-HEDGE STRATEGIES FUND, A SERIES OF RYDEX SERIES                          1.15%                            $73.92
FUNDS

Multi-Hedge Strategies Fund, a series of Rydex Variable                        1.15%(2)                         $17.49
Trust

NASDAQ-100 FUND, A SERIES OF RYDEX SERIES FUNDS                                0.75%                           $648.00

NASDAQ-100 Fund, a series of Rydex Variable Trust                              0.75%                            $52.92

NOVA FUND, A SERIES OF RYDEX SERIES FUNDS                                      0.75%                            $85.58

Nova Fund, a series of Rydex Variable Trust                                    0.75%                            $33.31

PRECIOUS METALS FUND, A SERIES OF RYDEX SERIES FUNDS                           0.75%                           $243.13

Precious Metals Fund, a series of Rydex Variable Trust                         0.75%                           $109.52

REAL ESTATE FUND, A SERIES OF RYDEX SERIES FUNDS                               0.85%                            $24.86

Real Estate Fund, a series of Rydex Variable Trust                             0.85%                            $26.88

RETAILING FUND, A SERIES OF RYDEX SERIES FUNDS                                 0.85%                            $11.76

Retailing Fund, a series of Rydex Variable Trust                               0.85%                             $5.81

RUSSELL 2000 1.5X STRATEGY FUND, A SERIES OF RYDEX SERIES                      0.90%                            $41.23
FUNDS

Russell 2000 1.5x Strategy Fund, a series of Rydex Variable                    0.90%                            $19.74
Trust

RUSSELL 2000 FUND, A SERIES OF RYDEX SERIES FUNDS                              0.75%                            $31.63

None                                                                            N/A                              N/A

S&P 500 FUND, A SERIES OF RYDEX SERIES FUNDS                                   0.75%                           $177.93

None                                                                            N/A                              N/A

S&P 500 PURE GROWTH FUND, A SERIES OF RYDEX SERIES                             0.75%                            $47.33
FUNDS

S&P 500 Pure Growth Fund, a series of Rydex Variable                           0.75%                            $58.57
Trust

Rydex S&P 500 Pure Growth ETF, a series of Rydex ETF                           0.35%                           $264.65
Trust

S&P 500 PURE VALUE FUND, A SERIES OF RYDEX SERIES FUNDS                        0.75%                            $58.06

S&P 500 Pure Value Fund, a series of Rydex Variable Trust                      0.75%                            $41.06

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
Rydex S&P 500 Pure Value ETF, a series of Rydex ETF                         0.35%                          $112.93
Trust

S&P MIDCAP 400 PURE GROWTH FUND, A SERIES OF RYDEX                          0.75%                          $286.18
SERIES FUNDS

S&P MidCap 400 Pure Growth Fund, a series of Rydex                          0.75%                           $61.75
Variable Trust

Rydex S&P MidCap 400 Pure Growth ETF, a series of Rydex                     0.35%                          $670.63
ETF Trust

S&P MIDCAP 400 PURE VALUE FUND, A SERIES OF RYDEX                           0.75%                           $61.56
SERIES FUNDS

S&P MidCap 400 Pure Value Fund, a series of Rydex                           0.75%                           $24.09
Variable Trust

Rydex S&P MidCap 400 Pure Value ETF, a series of Rydex                      0.35%                           $60.16
ETF Trust

S&P SMALLCAP 600 PURE GROWTH FUND, A SERIES OF RYDEX                        0.75%                          $145.49
SERIES FUNDS

S&P SmallCap 600 Pure Growth Fund, a series of Rydex                        0.75%                           $32.10
Variable Trust

Rydex S&P SmallCap 600 Pure Growth ETF, a series of                         0.35%                           $35.19
Rydex ETF Trust

S&P SMALLCAP 600 PURE VALUE FUND, A SERIES OF RYDEX                         0.75%                           $26.90
SERIES FUNDS

S&P SmallCap 600 Pure Value Fund, a series of Rydex                         0.75%                           $17.31
Variable Trust

Rydex S&P SmallCap 600 Pure Value ETF, a series of Rydex                    0.35%                           $90.18
ETF Trust

STRENGTHENING DOLLAR 2X STRATEGY FUND, A SERIES OF RYDEX                    0.90%                           $26.71
SERIES FUNDS

Strengthening Dollar 2x Strategy Fund, a series of Rydex                    0.90%                            $2.77
Variable Trust

TECHNOLOGY FUND, A SERIES OF RYDEX SERIES FUNDS                             0.85%                           $82.93

Technology Fund, a series of Rydex Variable Trust                           0.85%                           $19.90

TELECOMMUNICATIONS FUND, A SERIES OF RYDEX SERIES FUNDS                     0.85%                           $12.85

Telecommunications Fund, a series of Rydex Variable Trust                   0.85%                            $5.76

TRANSPORTATION FUND, A SERIES OF RYDEX SERIES FUNDS                         0.85%                           $15.35

Transportation Fund, a series of Rydex Variable Trust                       0.85%                            $7.81

                                                                   ANNUAL COMPENSATION TO
                                                                    THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                   (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                          NET ASSETS)               NET ASSETS (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF RYDEX                        0.50%                          $868.15
SERIES FUNDS

U.S. Government Money Market Fund, a series of Rydex                        0.50%                          $162.92
Variable Trust

U.S. LONG SHORT MOMENTUM FUND, A SERIES OF RYDEX                            0.90%                          $164.99
SERIES FUNDS

U.S. Long Short Momentum Fund, a series of Rydex Variable                   0.90%                           $53.25
Trust

UTILITIES FUND, A SERIES OF RYDEX SERIES FUNDS                              0.85%                           $21.87

Utilities Fund, a series of Rydex Variable Trust                            0.85%                           $14.74

WEAKENING DOLLAR 2X STRATEGY FUND, A SERIES OF RYDEX                        0.90%                           $38.23
SERIES FUNDS

Weakening Dollar 2x Strategy Fund, a series of Rydex                        0.90%                            $6.05
Variable Trust

The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated.

------------------------------

1 The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

2 The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

                                   APPENDIX F

          FORM OF NEW SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC

       AGREEMENT made this [ ] day of [ ], 2011, by and between Security Investors, LLC, a Kansas limited liability company (the "Adviser"), and CLS Investments, LLC, a Nebraska limited liability company (the "Sub-Adviser").

       WHEREAS, Rydex Variable Trust, a Delaware statutory trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [ ], 2011, as amended (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as the investment adviser to the separate series of the Trust set forth therein; and

       WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser as its agent to furnish sub-investment advisory services to the Adviser in connection with the management of the separate series of the Trust set forth on Schedule A of this Investment Sub-Advisory Agreement (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such sub-investment advisory services.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement (the "Sub-Advisory Agreement").
The Sub-Adviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

       2. DELIVERY OF DOCUMENTS. The Sub-Adviser hereby acknowledges receipt of properly certified or authenticated copies of each of the following:

       (a) The Trust's Declaration of Trust and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

       (b)   The Trust's By-Laws and amendments thereto;

       (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub- Adviser and approving this Agreement;

       (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the U.S. Securities and Exchange Commission (the "SEC") and all amendments thereto;

       (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

       (f) The Trust's most recent prospectus and Statement of Additional Information for each Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

       The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

       3. MANAGEMENT. Subject always to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish, direct, and administer an investment program in respect of, and make investment and reinvestment decisions for, all assets of each Fund and place all orders for the purchase and sale of securities, all on behalf of each Fund. In the performance of its duties, the Sub- Adviser will satisfy its fiduciary duties to each Fund, and will monitor each Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, any policies or restrictions imposed by the Adviser and/or the Trust, and the stated investment objectives, policies and restrictions of each Fund as provided in each Fund's prospectus and statement of additional information, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

       The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

       (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

       (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

       (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price consistent with its "best execution" obligation. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services (as those terms are defined in Section 28(e) of the Securities Act of 1934). In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, Rydex Distributors, Inc. or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or Rydex Distributors, Inc., except as may be permitted under the 1940 Act;

       (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each Fund, including, without limitation, review of the general investment strategy of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

       (e) will maintain books and records required to be maintained by Rule 31a-3 under the 1940 Act with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

       (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

       (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

       4. PROXY VOTING; CORPORATE ACTIONS. The Sub-Adviser shall execute and deliver, or cause its nominee to execute and deliver, all proxy votes, notices of meetings and other notices affecting or relating to the securities of each Fund during the term of this Sub-Advisory Agreement. The Sub- Adviser shall maintain and preserve written proxy voting procedures, and shall provide a copy of such voting procedures, along with a record of its actual proxy votes relating to the securities of each Fund, to the Adviser or the Trust upon request. The Adviser and Sub-Adviser understand that the Funds may pursue their investment objectives by investing in other investment companies that are not affiliated "underlying funds" and specific proxy rules are applicable under the 1940 Act to this type of relationship. In particular, the Sub-Adviser will vote all proxies received from the underlying funds in the same proportion that all shares of the underlying funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Funds in order that the Funds may complete the annual Form N-PX filing.

       5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

       6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Sub-Advisory Agreement.

       7. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee paid at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net asset value of the assets under the Sub-Adviser's management. This fee will be paid at least quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. The Sub-Adviser shall not be responsible for expenses and costs of a Fund's operations payable by a Fund or the Adviser.

       8. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser and fiduciary to other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that the Sub-Adviser furnishes adequate disclosure of such possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. For example, whenever a Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases the Sub-Adviser's procedures may adversely affect the size of the position that each Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Sub-Advisory Agreement will not devote their full time to such service and nothing contained in this Sub-Advisory Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

       9. STANDARD OF CARE. Each of the Adviser and Sub-Adviser shall discharge its duties under this Sub-Advisory Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of the Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to the Sub-Adviser.

       10. INDEMNIFICATION. Each of the Adviser and Sub-Adviser agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 9 hereof, Notwithstanding the generality of the foregoing, the Adviser and Sub-Adviser each further agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

       11. DURATION AND TERMINATION. This Sub-Advisory Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

       Thereafter, if not terminated, this Sub-Advisory Agreement will continue in effect for each Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Sub- Advisory Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of each Fund. Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Sub-Advisory Agreement will immediately terminate in the event of its assignment. (As used in this Sub-Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms ascribed in the 1940 Act.)

       This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

       12. AMENDMENT OF THIS AGREEMENT. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

       13. MULTIPLE ORIGINALS. This Sub-Advisory Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

       14. CUSTODY. All securities and other assets of each Fund shall be maintained with a custodian designated by the Adviser. The Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

       15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the internal laws of the state of Delaware. The Sub-Adviser shall notify the Adviser of any changes in its officers and directors within a reasonable time.

       16. LIMITATION OF LIABILITY. The names "Rydex Variable Trust" and "Trustees of the Rydex Variable Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with each Fund must look solely to the assets of the Trust belonging to each Fund for the enforcement of any claims against the Trust.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   SECURITY INVESTORS, LLC

                                   By:
                                           --------------------------------
                                           Name: Richard M. Goldman
                                           Title: Chief Executive Officer

                                   CLS INVESTMENTS, LLC

                                   By:
                                           --------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                 DATED [ ], 2011
                                     BETWEEN
                             SECURITY INVESTORS, LLC
                                       AND
                              CLS INVESTMENTS, LLC

    Pursuant to Section 7 of this Investment Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Amerigo Fund ................................................ 0.40%
Clermont Fund ............................................... 0.40%
Select Allocation Fund ...................................... 0.40%

    Should either of the aforementioned Funds not average $10,000,000 in assets over a quarter, the Sub-Adviser will not receive compensation for assets in that Fund for that specific quarter.

                                   APPENDIX G

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH CLS INVESTMENTS, LLC AND FEES PAID TO THE SUB-ADVISER

    CLS Investments, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Amerigo Fund, the Clermont Fund and the Select Allocation Fund, each a series of Rydex Variable Trust (collectively, the "CLS Funds"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the CLS Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

    (i)   the date of the Sub-Advisory Agreement;

    (ii) the date on which the CLS Funds' shareholders last approved the Funds' Sub-Advisory Agreement;

    (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds; and

    (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the CLS Funds during the CLS Funds' fiscal year ended December 31, 2010.

                         DATE OF          DATE OF LAST                            SUB-ADVISORY
                      SUB-ADVISORY        SHAREHOLDER        SUB-ADVISORY         FEES PAID TO
FUND                   AGREEMENT           APPROVAL              FEES             SUB-ADVISER
----------------------------------------------------------------------------------------------
Amerigo Fund             8/1/2010           5/21/2010            0.40%             $1,069,290

Clermont Fund            8/1/2010           5/21/2010            0.40%               $381,906

Select Allocation        8/1/2010           5/21/2010            0.40%               $228,214
Fund

                                   APPENDIX H

        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF CLS INVESTMENTS, LLC

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF CLS INVESTMENTS, LLC. The business address of the managers and principal executive officers is 4020 South 147th Street, Omaha, Nebraska 68137.

                               POSITION HELD WITH CLS       OTHER PRINCIPAL
NAME                           INVESTMENTS, LLC             OCCUPATION/POSITION
------------------------------------------------------------------------------------------------
W. Patrick Clarke              Manager                      Manager, NorthStar Financial
                                                            Services Group, LLC; Manager,
                                                            Gemini Fund Services, LLC;
                                                            Manager, Orion Advisor Services,
                                                            LLC; Manager, Northern Lights
                                                            Distributors, LLC; Manager, Forum
                                                            Financial Consultants LLC;
                                                            Manager, Gemcom, LLC; Manager,
                                                            Northern Lights Compliance
                                                            Services, LLC; Director,
                                                            Constellation Trust Company; and
                                                            President, AdvisorOne Funds

Michael Miola                  Manager                      Manager, NorthStar Financial
                                                            Services Group, LLC; Manager,
                                                            Orion Advisor Services, LLC;
                                                            Manager, Gemcom, LLC; Manager,
                                                            Northern Lights Compliance
                                                            Services, LLC; Director,
                                                            Constellation Trust Company;
                                                            Manager, Gemini Fund Services,
                                                            LLC; and Chairman of the Board of
                                                            Trustees, AdvisorOne Funds

Todd P. Clarke                 President, Manager           N/A

There are no Trustees/Officers of the CLS Funds who hold position(s) with CLS Investments, LLC.

                                   APPENDIX I

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
                 ADVISED OR SUB-ADVISED BY CLS INVESTMENTS, LLC

    The table below lists the names of other mutual funds advised or sub-advised by CLS Investments, LLC ("CLS") with similar investment objectives as the Amerigo Fund, Clermont Fund and Select Allocation Fund, each a series of Rydex Variable Trust (the "CLS Funds"), and information concerning the CLS Funds' and such other funds' net assets and the rate of compensation for CLS for its services to the CLS Funds and such other funds.

                                                          ANNUAL
                                                      COMPENSATION
                                                       TO CLS (AS A
                                                      PERCENTAGE OF
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT          AVERAGE DAILY    NET ASSETS     FEES WAIVED
Name(s) of Other Fund(s) with Similar Objectives        NET ASSETS)   (IN MILLIONS)     BY CLS
---------------------------------------------------------------------------------------------------
AMERIGO FUND, A SERIES OF RYDEX VARIABLE TRUST             0.40%        $   189.4       $     []

Amerigo Fund, a series of AdvisorOne Funds*                1.00%        $   576.5       $     []

CLERMONT FUND, A SERIES OF RYDEX VARIABLE TRUST            0.40%        $    83.6       $     []

Clermont Fund, a series of AdvisorOne Funds*               1.00%        $   256.4       $     []

SELECT ALLOCATION FUND, A SERIES OF RYDEX VARIABLE         0.40%        $    42.7       $     []
TRUST

Select Allocation Fund (formerly known as                  1.00%        $   240.8       $     []
Berolina Fund), a series of AdvisorOne Funds*

* CLS is the investment adviser to the fund.

                                   APPENDIX J

                     FORM OF NEW SUB-ADVISORY AGREEMENT WITH
                        DORSEY, WRIGHT & ASSOCIATES, INC.

         THIS AGREEMENT is made and entered into as of the close of business on the [ ] day of [ ], 2011 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Dorsey Wright & Associates, Inc. (the "Subadviser"), a Virginia corporation registered under the Investment Advisers Act.

                              W I T N E S S E T H:

         WHEREAS, Rydex Variable Trust, a Delaware statutory trust ("RVT" or the "Trust"), is registered with the Securities and Exchange Commission (the
"Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, RVT is authorized to issue shares of (a) the DWA Flexible Allocation Fund and (b) the DWA Sector Rotation Fund, each a separate series of RVT (referred to herein individually as the "Fund" and together the "Funds");

         WHEREAS, RVT has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage the Funds' assets;

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

         WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to act as investment adviser for and to manage the Funds' Investments (as defined below) and the Subadviser desires to render such services.

         NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

         1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Funds subject to the supervision of the Adviser and the Board of Trustees of the Trust and to the terms of this Agreement, and consistent with its fiduciary duties to each Fund; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Funds' Investments (defined below).

         2.     Duties of Subadviser.

             (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Funds as set forth in each Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the

         "Prospectus") and subject to the directions of the Adviser and the Trust's Board to purchase, hold and sell investments for the account of the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser in managing the Funds shall give the Trust the benefit of its best efforts in rendering its services as Subadviser. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

         The Subadviser acknowledges that the Trust may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of the Trust, or an affiliated person of such other subadviser, concerning transactions for the Trust in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the Funds, and shall not consult with any other subadviser as to any other portion of the Trust's portfolio concerning transactions for the Trust in securities or other assets.

            (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board, to establish and maintain accounts on behalf of each Fund. In addition, the Subadviser is authorized, again subject to the supervision of the Adviser and the Trust's Board, to place orders for the purchase and sale of each Fund's Investments with or through such persons, brokers or dealers as Subadviser may select and also to negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to each Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, the Trust or the Trust's Board, providing such information as the number of aggregated trades to which the Funds were a party, the broker(s) to whom such trades were directed, and the basis of the allocation for the aggregated trades.

            (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds ("Principal Transactions"); provided, however, the Subadviser may enter into a Principal Transaction with the Funds if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction receives the express written approval of the Adviser.

                The Subadviser agrees to adopt and comply with a Code of Ethics that complies with Rule 17j-1 under the Investment Company Act, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Trust with a copy of such Code of Ethics.

            (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records listed in Exhibit A, and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder requested by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act (generally 6 years, the first 2 in an easily accessible place), and agrees that such books and records shall remain the sole property of the Trust and shall be immediately surrendered to the Trust upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Trust or the Adviser at any time upon reasonable request, including telecopy, during any business day.

            (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees at the Trust's principal place of business on due notice to review the Investments of the Funds.

            The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

            During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five (5) business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment, hand delivery or in electronic format.

            (f) Custody Arrangements. The Subadviser shall provide the Funds' custodian, on each business day with information relating to all transactions concerning the Funds' assets.

            (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Trust Agreement and Declaration of Trust, By-Laws, currently effective registration statement, and the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time, and with the written instructions and directions of the Trust's Board and the Adviser, after receipt of such documents from the Trust, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Agreement and Declaration of Trust, By-Laws, currently effective registration statement, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the Investment Company Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Funds' and the Trust's overall compliance with the Investment Company Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (g) with respect to the assets of each Fund. The Adviser will provide the Subadviser with reasonable advance notice of any change in the Funds' investment objectives, policies and restrictions as stated in its currently effective registration statement, and the Subadviser shall, in the performance of their duties and obligations under this Agreement, manage the Funds' Investments consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.

            The Adviser shall be responsible for ensuring that the Funds comply with all applicable statutes and regulations necessary to qualify each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision) and the diversification provisions of
         Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder. In connection with such compliance tests, the Adviser shall inform the Subadviser prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder or to adequately diversify each Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

            Subadviser further agrees that the Adviser and its affiliates shall be exclusively responsible for the marketing and distribution of shares of the Funds in the United States.

            (h) Information Concerning the Funds. The Adviser or the Trust has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust Agreement and Declaration of Trust, (ii) the By-Laws of RVT, (iii) the Funds' registration statement under the Investment Company Act and the Securities Act as filed with the Commission, and (iv) any written instructions of the Funds' Board and the Adviser.

            (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds. The Subadviser shall provide to the Adviser its applicable proxy voting policies and procedures for inclusion in the Funds' Statement of Additional Information.

            (j) Informational Material. The Subadviser shall provide the Adviser for its review prior to their use, copies of all informational materials prepared by or on behalf of the Subadviser, mentioning either Fund, including but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

         3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

         4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Exhibit B attached hereto.

         5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement. The Subadviser shall not be responsible for the Trust's, the Funds' or Adviser's expenses.

         6. Delegation. The Subadviser shall not assign or delegate any of its duties under this Agreement without the approval of the Adviser and the Trust's Board.

         7. Non-Exclusivity. The services of the Subadviser to the Trust in managing the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

         8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

            (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

            (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the Investment Company Act;

            (c) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Trust and to perform the services described under this Agreement;

            (d) The Subadviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted;

            (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

            (f) This Agreement is a valid and binding agreement of the Subadviser;

            (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

            (h) The Subadviser, in accordance with Rule 206(4)9-7 under the Investment Advisers Act, has adopted and will maintain compliance policies and procedures reasonably designed to prevent violation by the Subadviser and its supervised persons (as such term is defined by the Investment Advisers Act) of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and, to the extent the Subadviser's activities and services could affect the Funds, policies and procedures reasonably designed to prevent violation of the federal securities laws (as such terms is defined in Rule 38a-1 under the Investment Company Act) by the Funds and the Subadviser. The Subadviser understands that RVT's Board of Trustees is required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval;

            (i) The Subadviser shall not divert any Fund portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Funds, any other series of RVT, or any other registered investment company; and

            (j) The Subadviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

            (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

            (b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

            (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

            (d) This Agreement is a valid and binding agreement of the Adviser;

            (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

            (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

         10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         11.       Liability and Indemnification.
                   ------------------------------

         (a)       Except as may otherwise be provided by the Investment
Company Act or any other federal securities law, neither the Subadviser nor any of its officers, members or employees (its "AFFILIATES") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser or its Affiliates for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Investment Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to each Fund or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein. Unless otherwise obligated under applicable law, neither the Subadviser nor its Affiliates will be liable for consequential or indirect damages even if the Subadviser has been advised of the possibility or likelihood of the occurrence of such damages.

         (b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and its Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Subadviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Investment Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees for use therein. Unless otherwise obligated under applicable law, neither the Adviser nor its Affiliates will be liable for consequential or indirect damages even if the Adviser has been advised of the possibility or likelihood of the occurrence of such damages.

         12.       Duration and Termination.
                   -------------------------

         (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to each of the Funds unless it has first been approved (i) by a vote of a majority of those directors of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) to the extent required by applicable law, by vote of a majority of the Funds' outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by either (i) the Board of Trustees of the Funds, or (ii) by the affirmative vote of a majority of the Funds' outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Funds must be approved by the vote of a majority of the Funds' directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Funds may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Funds' Board of Trustees to evaluate the terms of this Agreement.

         (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

         (i) By vote of a majority of the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

         (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

         (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

         (iv) By the Subadviser upon sixty (60) days written notice to the Adviser and the Funds.

This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent.

         13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Trustees of the Funds or by a vote of a majority of the outstanding voting securities of the Funds.

         15. Confidentiality. Subject to the duties of the Adviser, the Funds and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof.

         16. Notice. Any notice that is required to be given by the parties to each other (or to the Funds) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

               (a)       If to the Subadviser:

                       Dorsey Wright & Associates, Inc.
                       9201 Forest Hill Avenue; Ste 100
                       Richmond, VA 23225
                       Attention: Watson H. Wright, Secretary/Treasurer
                       Facsimile: (804) 320-8577

               (b)       If to the Adviser:

                       Security Investors, LLC
                       805 King Farm Boulevard, Suite 600
                       Rockville, MD 20850
                       Attention: Rich Goldman
                       Facsimile: (785) 438-3080

                       with a copy to:

                       Security Investors, LLC
                       One Security Benefit Place
                       Topeka, KS 66636-0001
                       Attention: General Counsel
                       Facsimile: (785) 438-3080

         17. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

         18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         21.       Certain Definitions.

              (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

              (b) Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of each Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY INVESTORS, LLC

                                          By:
                                                 -------------------------------
                                          Name:  Richard Goldman
                                          Title: President

                                          Attest:
                                                 -------------------------------
                                          Name:  Michael Byrum
                                          Title: Secretary

                                          DORSEY, WRIGHT & ASSOCIATES, INC.

                                          By:
                                                 -------------------------------
                                          Name:  Thomas J. Dorsey
                                          Title: President

                                          Attest:
                                                 -------------------------------
                                          Name:  Watson H. Wright
                                          Title: Secretary

                                    EXHIBIT A

                                BOOKS AND RECORDS

Pursuant to Section 2(d) of this Agr1eement, the following are a list of books and records the Subadviser will keep pursuant to Rule 31a-1(b) and (f) under the Investment Company Act of 1940.

    b. Every registered investment company shall maintain and keep current the following books, accounts, and other documents:

         1. Journals (or other records of original entry) containing an itemized daily record in detail of all purchases and sales of securities (including sales and redemptions of its own securities), all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash and all other debits and credits. Such records shall show for each such transaction the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which effected, the trade date, the settlement date, and the name of the person through or from whom purchased or received or to whom sold or delivered. In the case of a money market fund, also identify the provider of any Demand Feature or Guarantee (as defined in Rule 2a-7(a)(8) or Rule 2a-7(a)(15) respectively) and give a brief description of the nature of the Demand Feature or Guarantee (e.g., unconditional demand feature, conditional demand feature, letter of credit, or bond insurance) and, in a subsidiary portfolio investment record, provide the complete legal name and accounting and other information (including sufficient information to calculate coupons, accruals, maturities, puts, and calls) necessary to identify, value, and account for each investment.

         5. A record of each brokerage order given by or in behalf of the investment company for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such record shall include the name of the broker, the terms and conditions of the order and of any modification or cancellation thereof, the time of entry or cancellation, the price at which executed, and the time of receipt of report of execution. The record shall indicate the name of the person who placed the order in behalf of the investment company.

         6. A record of all other portfolio purchases or sales showing details comparable to those prescribed in paragraph (b)(5) of this section.

         7. A record of all puts, calls, spreads, straddles, and other options in which the investment company has any direct or indirect interest or which the investment company has granted or guaranteed; and a record of any contractual commitments to purchase, sell, receive or deliver securities or other property (but not including open orders placed with broker-dealers for the purchase or sale of securities, which may be cancelled by the company on notices without penalty or cost of any kind); containing, at least, an identification of the security, the number of units involved, the option price, the date of maturity, the date of issuance, and the person to whom issued.

         9. A record for each fiscal quarter, which shall be completed within ten days after the end of such quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers and the division of brokerage commissions or other compensation on such purchase and sale orders among named persons were made during such quarter. The record shall indicate the consideration given to (i) sales of shares of the investment company by brokers or dealers, (ii) the supplying of services or benefits by brokers or dealers to the investment company, its investment adviser or principal underwriter or any persons affiliated therewith, and (iii) any other considerations other than the technical qualifications of the brokers and dealers as such. The record shall show the nature of the services or benefits made available, and shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation. The record shall also include the identities of the persons responsible for the determination of such allocation and such division of brokerage commissions or other compensation.

        10. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participated in the authorization. There shall be retained as part of the record required by this paragraph any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities. The requirements of this paragraph are applicable to the extent they are not met by compliance with the requirements of paragraph (b)(4) of this section.

        11. Files of all advisory material received from the investment adviser, any advisory board or advisory committee, or any other persons from whom the investment company accepts investment advice, other than material which is furnished solely through uniform publications distributed generally.

         f. Every investment adviser not a majority-owned subsidiary of a registered investment company shall maintain such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record such person's transactions with such registered investment company.

                                    EXHIBIT B

                                 SUBADVISORY FEE

         For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser an annual fee (the "Subadvisory Fee"), as follows:

         An annual rate of .25% of the average daily net assets of the DWA Flexible Allocation Fund.

         An annual rate of .25% of the average daily net assets of the DWA Sector Rotation Fund.

         For purposes of calculating the compensation to be paid hereunder, each Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of such Fund's shares as described in the then current prospectus for that Fund.

         The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   APPENDIX K

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH DORSEY, WRIGHT & ASSOCIATES, INC. AND FEES PAID TO THE SUB-ADVISER

         Dorsey, Wright & Associates, Inc. (the "Sub-Adviser") currently serves as sub-adviser to the DWA Flexible Allocation Fund and the DWA Sector Rotation Fund, each a series of Rydex Variable Trust (collectively, the "DWA Funds"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the DWA Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

         (i)   the date of the Sub-Advisory Agreement;

         (ii) the date on which the DWA Funds' shareholders last approved the DWA Funds' Sub-Advisory Agreement;

         (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the DWA Funds; and

         (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the DWA Funds during the DWA Funds' fiscal year ended December 31, 2010.

                                    DATE OF          DATE OF LAST                           SUB-ADVISORY
                                 SUB-ADVISORY        SHAREHOLDER        SUB-ADVISORY        FEES PAID TO
FUND                              AGREEMENT           APPROVAL              FEES             SUB-ADVISER
----------------------------------------------------------------------------------------------------------
DWA Flexible Allocation Fund       4/26/2010            2/11/11             0.25%              $27,284

DWA Sector Rotation Fund           4/26/2010            2/11/11             0.25%              $49,279

                              APPENDIX L [CONFIRM.]

           DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF DORSEY WRIGHT &
                                ASSOCIATES, INC.

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF DORSEY, WRIGHT & ASSOCIATES, INC. The business address of the managers and principal executive officers is 9210 Forest Hill Avenue, Suite 100, Richmond, VA 23235.

                              POSITION HELD WITH DORSEY,   OTHER PRINCIPAL
NAME                          WRIGHT & ASSOCIATES, INC.    OCCUPATION/POSITION
-------------------------------------------------------------------------------
Thomas J. Dorsey              Director                     President

Watson H. Wright              Director                     Secretary - Treasurer

Tammy F. DeRosier             Director                     Executive Vice President

Susan L. Morrison                                          Senior Vice President

James C. Ball                                              Senior Vice President

Michael J. Moody                                           Senior Vice President

Harold B. Parker, Jr.                                      Senior Vice President

John G. Lewis                                              Vice President

Steven T. Raymond                                          Vice President

Paul L. Keeton                                             Vice President

Jay M. Gragnani                                            Vice President

There are no Trustees/Officers of the DWA Funds who hold position(s) with Dorsey, Wright & Associates, Inc.

                                   APPENDIX M

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
           ADVISED OR SUB-ADVISED BY DORSEY WRIGHT & ASSOCIATES, INC.

       The table below lists the names of other mutual funds advised or sub-advised by Dorsey, Wright & Associates, Inc. ("DWA") with similar investment objectives as the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (the "DWA Funds"), and information concerning the DWA Funds' and such other funds' net assets and the rate of compensation for DWA for its services to the DWA Funds and such other funds.

                                                       ANNUAL
                                                    COMPENSATION
                                                    TO DWA (AS A
                                                    PERCENTAGE OF
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT        AVERAGE DAILY    NET ASSETS     FEES WAIVED
Name(s) of Other Fund(s) with Similar Objectives      NET ASSETS)   (IN MILLIONS)      BY DWA
------------------------------------------------------------------------------------------------
DWA FLEXIBLE ALLOCATION FUND, A SERIES OF RYDEX         0.25%          $  25.0         $   []
VARIABLE TRUST
[]                                                      []             $    []         $   []

DWA SECTOR ROTATION FUND, A SERIES OF RYDEX             0.25%          $  35.5         $   []
VARIABLE TRUST
[]                                                      []             $    []         $   []

                                   APPENDIX N

                FORM OF NEW SUB-ADVISORY AGREEMENT WITH AMERICAN
                      INDEPENDENCE FINANCIAL SERVICES, LLC

AGREEMENT made this [ ] day of [ ], 2011 by and between Security Investors, LLC ("Adviser") and American Independence Financial Services, LLC (the "Sub-Adviser");

WHEREAS, the Rydex Series Funds (the "Trust"), a Delaware statutory trust, is an open-end, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several series, including the Long Short Interest Rate Strategy Fund (the "Fund"), each having its own investment policies; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services, subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust's agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render certain research and investment management services to the Fund, and the Sub-Adviser desires to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

          1.  (a)    Duties of Sub-Adviser. The Adviser hereby retains the
Sub-Adviser to act as research provider for and to provide certain investment advice for the management of the assets of the Fund, subject to the supervision of the Adviser and the Fund's Board of Trustees (the "Board") and subject to the terms of this Agreement. The Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the duties defined below.

              (i) The Sub-Adviser agrees to construct and provide the Adviser with the Long Short Treasury Strategy model in an electronic signal, forwarded to the Adviser on such intervals as determined by the Sub-Adviser (the "Signal"). The signal shall contain such information necessary for the Adviser to implement the Fund's strategy. Each Signal shall be delivered to the Adviser via electronic mail or such other form of communication as the parties mutually agree.

              (ii) The Sub-Adviser shall continuously monitor the performance of the Long Short Strategy model (the "Model") and will advise the Adviser of any necessary updates to the Model via a Signal.

              (iii) The Sub-Adviser will make available its officers and employees to meet with the Board at the Trust's principal place of business once each calendar year, on due notice to the Sub- Adviser, to review the Sub-Adviser's advice.

              (iv) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder as reasonably requested by the Adviser. The Sub-Adviser further agrees that all books and records maintained hereunder, including those maintained in electronic formats, shall be made available to the Trust or the Adviser upon reasonable request and notice.

              (v) In all matters relating to the performance of this Agreement, the Sub-Adviser and its members, officers, partners, employees and interested persons shall act in all material respects in conformity with the Trust's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement, and with the written instructions and directions of the Board and the Adviser, after receipt of such documents from the Trust, and shall comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

         In carrying out its obligations under this Agreement, the Sub-Adviser shall seek to ensure that, the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision).

              (vi) The Sub-Adviser agrees to cooperate with the Adviser and the Fund and the Trust's officers and Trustees, including the Trust's Chief Compliance Officer ("CCO"), with respect to (i) compliance-related matters related to its responsibilities under this Agreement, and (ii) the Trust's reasonable efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined by Rule 38a-1 under the 1940 Act).

              (vii) The Sub-Adviser agrees to cooperate in such marketing efforts of the Fund, as reasonably requested by the Adviser.

            (b) Duties of the Adviser.
                ----------------------

                (i) During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at the Sub-Adviser's principal office all materials, including registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to shareholders of the Fund or the public, that refer to the Sub-Adviser for Sub-Adviser's review and approval. The Sub- Adviser shall be deemed to have approved any such materials after 10 business days. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, email, or hand delivery.

                (ii) The Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust's Agreement and Declaration of Trust, (ii) the Trust's By-Laws, (iii) the Fund's registration statement under the 1940 Act and the Securities Act as filed with the Securities and Exchange Commission (the "Commission"), and (iv) any written instructions of the Trust's Board or the Adviser.

          2. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Section 1(a) of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the then current prospectus for the Fund.

         The Sub-Adviser's compensation shall be accrued for each calendar day the Sub-Adviser renders investment advisory services hereunder and the sum of the daily fee accruals shall be paid quarterly to the Sub-Adviser as soon as practicable following the last day of each calendar quarter, by wire transfer if so requested by the Sub-Adviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a quarter, then the Sub-Adviser's fee for said quarter shall be prorated for such portion.

          3. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with its services under this Agreement and may, from time to time, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties hereunder.

          4. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its services to the Trust are not impaired thereby. The Adviser understands that the Sub-Adviser provides investment advisory services to numerous other funds and accounts. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

          5. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

              (a) The Sub-Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

              (b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the 1940 Act;

              (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation,
         (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

              (d) The Sub-Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA");

              (e) This Agreement is a valid and binding agreement of the Sub-Adviser;

              (f) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

              (g) The Sub-Adviser has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

          6. Representations and Warranties of Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

              (a) The Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

              (b)  The Adviser has filed a notice of exemption pursuant to Rule
         4.14 under the CEA with the CFTC and the NFA;

              (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation,
         (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

              (d) The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

              (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser; and

              (f) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement

          7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 5 and 6 hereof shall survive for the duration of this Agreement and either party hereto shall promptly notify the other in writing upon becoming aware that any of their foregoing representations or warranties is no longer true.

         8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of the Sub-Adviser's obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Adviser, to the Fund or the Trust, or any of the Fund's shareholders, for any act or omission in the case of, or connected with, rendering services hereunder.

         9. Indemnification. The Sub-Adviser shall indemnify the Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser's obligations and duties hereunder. The Adviser shall indemnify the Sub-Adviser and its officers and members for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Sub-Adviser's performance of its obligations hereunder, except where such liability or expense results from the Sub-Adviser's willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser's obligations and duties hereunder.

        10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub- Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment, or upon termination of the investment advisory agreement between the Adviser and the Trust. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

         As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940

Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Commission under said Act.

         11. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and, no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law provisions, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16.       Confidentiality.
                   ----------------

              (a) Each party agrees that it will treat confidentially all information provided by the other party regarding such other party's businesses and operations, including without limitation the investment activities or holdings of the Fund ("Confidential Information"). All Confidential Information provided by a party hereto shall be used only by the other party hereto solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the providing party, except for any party that is under common control and except for a limited number of employees, attorneys, accountants and other advisers of the party receiving the information on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

              (b) The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, (v) has been rightfully and lawfully obtained by recipient from any third party; or
         (vi) is legally compelled to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

              (c) It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Adviser and the Trust as confidential and for use only by the Adviser and the Fund. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and the Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Fund for a period of at least 30 days after month end, except that the Fund's top 10 holdings may be disclosed 30 days after month end. In addition, the Adviser or the Trust may disclose, earlier than 30 days after month end, a list of the securities held by the Fund to certain third parties who have entered into a confidentiality agreement with the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                               SECURITY INVESTORS, LLC

                                               By:
                                                      --------------------
                                               Name:  Richard Goldman
                                               Title: President

                                               Attest:
                                                      --------------------
                                               Name:  Michael Byrum
                                               Title: Secretary

                                               AMERICAN INDEPENDENCE FINANCIAL
                                               SERVICES, LLC

                                               By:
                                                      --------------------
                                               Name:
                                               Title: President

                                               Attest:
                                                      --------------------
                                               Name:
                                               Title: Secretary

                                          SCHEDULE A
                                             TO THE
                                    SUB-ADVISER AGREEMENT
                                            BETWEEN
                                    SECURITY INVESTORS, LLC
                                              AND
                         AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC
                                            FOR THE
                            LONG SHORT INTEREST RATE STRATEGY FUND

The Adviser shall pay compensation to the Sub-Adviser pursuant to section 2 of the Sub-Adviser Agreement between said parties in accordance with the following annual percentage rate:

       Long Short Interest Rate Strategy Fund: 0.20% per annum (net of waivers and reimbursements)

DATED: [ ]

                                   APPENDIX O

         INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND FEES PAID TO THE SUB-ADVISER

         American Independence Financial Services, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Long Short Interest Rate Strategy Fund, a series of Rydex Series Funds (the "Fund"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the Fund's investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

             (i)   the date of the Sub-Advisory Agreement;

             (ii) the date on which the Fund's shareholders last approved the Fund's Sub-Advisory Agreement;

             (iii) the annual rate of sub-advisory fees paid by the Investment
                   Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund; and

             (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund during the Fund's fiscal year ended December 31, 2010.

                                              DATE OF          DATE OF LAST                           SUB-ADVISORY
                                           SUB-ADVISORY        SHAREHOLDER        SUB-ADVISORY        FEES PAID TO
FUND                                         AGREEMENT           APPROVAL             FEES             SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Long Short Interest Rate Strategy Fund       8/1/2010              []                 0.20%               $[ ]

                                   APPENDIX P

        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF AMERICAN INDEPENDENCE
                             FINANCIAL SERVICES, LLC

         MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC. The business address of the managers and principal executive officers is 335 Madison Avenue, Mezzanine, New York, New York 10017.

                             POSITION HELD WITH
                             American Independence        OTHER PRINCIPAL
NAME                         Financial Services, LLC      OCCUPATION/POSITION
-------------------------------------------------------------------------------
[]                           []                           []

[]                           []                           []

[]                           []                           []

         There are no Trustees/Officers of the Fund who hold position(s) with American Independence Financial Services, LLC.

                                   APPENDIX Q

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
            ADVISED BY AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

         Each of the tables below lists the names of other mutual funds advised or sub-advised by American Independence Financial Services, LLC ("AIFS") with similar investment objectives as the Long Short Interest Rate Strategy Fund (the "Fund"), and information concerning the Fund's and such other funds' net assets and the rate of compensation for AIFS for its services to the Fund and such other funds.

                                                                        ANNUAL
                                                                     COMPENSATION
                                                                     TO AIFS (AS A
                                                                     PERCENTAGE OF
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                         AVERAGE DAILY     NET ASSETS    FEES WAIVED
Name(s) of Other Fund(s) with Similar Objectives                      NET ASSETS)    (IN MILLIONS)     BY AIFS
----------------------------------------------------------------------------------------------------------------
LONG SHORT INTEREST RATE STRATEGY FUND, A SERIES OF                      0.20%           $ 164.3        $   []
RYDEX SERIES FUNDS
[]                                                                       []              $    []        $   []

                                   APPENDIX R

                               OUTSTANDING SHARES

         As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

                              RYDEX VARIABLE TRUST

FUND                                                  SHARES OUTSTANDING
--------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund                                    []
All-Asset Conservative Strategy Fund                                  []
All-Asset Moderate Strategy Fund                                      []
Alternative Strategies Allocation Fund                                []
Amerigo Fund                                                          []
Banking Fund                                                          []
Basic Materials Fund                                                  []
Biotechnology Fund                                                    []
Clermont Fund                                                         []
Commodities Strategy Fund                                             []
Consumer Products Fund                                                []
Dow 2x Strategy Fund                                                  []
DWA Flexible Allocation Fund                                          []
DWA Sector Rotation Fund                                              []
Electronics Fund                                                      []
Energy Fund                                                           []
Energy Services Fund                                                  []
Europe 1.25x Strategy Fund                                            []
Financial Services Fund                                               []
Government Long Bond 1.2x Strategy Fund                               []
Health Care Fund                                                      []
High Yield Strategy Fund                                              []
Internet Fund                                                         []
Inverse Dow 2x Strategy Fund                                          []
Inverse Government Long Bond Strategy Fund                            []
Inverse High Yield Strategy Fund                                      []
Inverse Mid-Cap Strategy Fund                                         []
Inverse NASDAQ-100(R) Strategy Fund                                   []
Inverse NASDAQ-100(R) 2x Strategy Fund                                []
Inverse Russell 2000(R) Strategy Fund                                 []
Inverse Russell 2000(R) 2x Strategy Fund                              []
Inverse S&P 500 Strategy Fund                                         []
Inverse S&P 500 2x Strategy Fund                                      []
Japan 2x Strategy Fund                                                []
Leisure Fund                                                          []
Long/Short Commodities Fund                                           []
Managed Futures Strategy Fund                                         []
Mid-Cap 1.5x Strategy Fund                                            []
Multi-Hedge Strategies Fund                                           []
NASDAQ-100(R) 2x Strategy Fund                                        []
NASDAQ-100(R) Fund                                                    []
Nova Fund                                                             []
Precious Metals Fund                                                  []
Real Estate Fund                                                      []
Retailing Fund                                                        []
Russell 2000(R) Fund                                                  []

FUND                                                  SHARES OUTSTANDING
--------------------------------------------------------------------------------
Russell 2000(R) 1.5x Strategy Fund                                    []
Russell 2000(R) 2x Strategy Fund                                      []
S&P 500 Fund                                                          []
S&P 500 2x Strategy Fund                                              []
S&P 500 Pure Growth Fund                                              []
S&P 500 Pure Value Fund                                               []
S&P MidCap 400 Pure Growth Fund                                       []
S&P MidCap 400 Pure Value Fund                                        []
S&P SmallCap 600 Pure Growth Fund                                     []
S&P SmallCap 600 Pure Value Fund                                      []
Select Allocation Fund                                                []
Strengthening Dollar 2x Strategy Fund                                 []
Technology Fund                                                       []
Telecommunications Fund                                               []
Transportation Fund                                                   []
U.S. Government Money Market Fund                                     []
U.S. Long Short Momentum Fund                                         []
Utilities Fund                                                        []
Weakening Dollar 2x Strategy Fund                                     []

                              RYDEX DYNAMIC FUNDS:

                                                       SHARES OUTSTANDING
                                        -------------------------------------------------
FUND                                      A-CLASS      C-CLASS      H-CLASS       TOTAL
-----------------------------------------------------------------------------------------
Dow 2x Strategy Fund                           []           []           []          []
Inverse Dow 2x Strategy Fund                   []           []           []          []
Inverse NASDAQ-100(R) 2x Strategy Fund         []           []           []          []
Inverse Russell 2000(R) 2x Strategy Fund       []           []           []          []
Inverse S&P 500 2x Strategy Fund               []           []           []          []
NASDAQ-100(R) 2x Strategy Fund                 []           []           []          []
Russell 2000(R) 2x Strategy Fund               []           []           []          []
S&P 500 2x Strategy Fund                       []           []           []          []

                 RYDEX SERIES FUNDS (FOR ALL SERIES EXCEPT RYDEX
                       U.S. GOVERNMENT MONEY MARKET FUND)


                                                                        SHARES OUTSTANDING
                                         -----------------------------------------------------------------------------
FUND                                       A-CLASS    C-CLASS    H-CLASS    ADVISOR CLASS   INVESTOR CLASS   TOTAL
----------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund               []         []         []            []               []         []
All-Asset Conservative Strategy Fund             []         []         []            []               []         []
All-Asset Moderate Strategy Fund                 []         []         []            []               []         []
Alternative Strategies Fund                      []         []         []            []               []         []
Alternative Strategies Allocation Fund           []         []         []            []               []         []
Banking Fund                                     []         []         []            []               []         []
Basic Materials Fund                             []         []         []            []               []         []
Biotechnology Fund                               []         []         []            []               []         []
Commodities Strategy Fund                        []         []         []            []               []         []
Consumer Products Fund                           []         []         []            []               []         []
Electronics Fund                                 []         []         []            []               []         []
Emerging Markets 2x Strategy Fund                []         []         []            []               []         []
Energy Fund                                      []         []         []            []               []         []
Energy Services Fund                             []         []         []            []               []         []
Europe 1.25x Strategies Fund                     []         []         []            []               []         []
Event Driven and Distressed Strategies Fund      []         []         []            []               []         []
Financial Services Fund                          []         []         []            []               []         []
Government Long Bond 1.2x Strategy Fund          []         []         []            []               []         []
Health Care Fund                                 []         []         []            []               []         []
High Yield Strategy Fund                         []         []         []            []               []         []

                                                                              SHARES OUTSTANDING
                                         ---------------------------------------------------------------------------------
FUND                                         A-CLASS     C-CLASS     H-CLASS     ADVISOR CLASS    INVESTOR CLASS  TOTAL
--------------------------------------------------------------------------------------------------------------------------
Internet Fund                                      []          []          []             []                []        []
Inverse Emerging Markets 2x Strategy Fund          []          []          []             []                []        []
Inverse Government Long Bond Strategy Fund         []          []          []             []                []        []
Inverse High Yield Strategy Fund                   []          []          []             []                []        []
Inverse Mid-Cap Strategy Fund                      []          []          []             []                []        []
Inverse NASDAQ-100(R) Strategy Fund                []          []          []             []                []        []
Inverse Russell 2000(R) Strategy Fund              []          []          []             []                []        []
Inverse S&P 500 Strategy Fund                      []          []          []             []                []        []
Japan 2x Strategy Fund                             []          []          []             []                []        []
Leisure Fund                                       []          []          []             []                []        []
Long/Short Commodities Strategy Fund               []          []          []             []                []        []
Long Short Equity Strategy Fund                    []          []          []             []                []        []
Long Short Internet Rate Strategy Fund             []          []          []             []                []        []
Managed Futures Strategy Fund                      []          []          []             []                []        []
Mid-Cap 1.5x Strategy Fund                         []          []          []             []                []        []
Multi-Hedge Strategies Fund                        []          []          []             []                []        []
NASDAQ-100(R) Fund                                 []          []          []             []                []        []
Nova Fund                                          []          []          []             []                []        []
Precious Metals Fund                               []          []          []             []                []        []
Real Estate Fund                                   []          []          []             []                []        []
Retailing Fund                                     []          []          []             []                []        []
Russell 2000(R) 1.5x Strategy Fund                 []          []          []             []                []        []
Russell 2000(R) Fund                               []          []          []             []                []        []
S&P 500 Fund                                       []          []          []             []                []        []
S&P 500 Pure Growth Fund                           []          []          []             []                []        []
S&P 500 Pure Value Fund                            []          []          []             []                []        []
S&P MidCap 400 Pure Growth Fund                    []          []          []             []                []        []
S&P MidCap 400 Pure Value Fund                     []          []          []             []                []        []
S&P SmallCap 600 Pure Growth Fund                  []          []          []             []                []        []
S&P SmallCap 600 Pure Value Fund                   []          []          []             []                []        []
Strengthening Dollar 2x Strategy Fund              []          []          []             []                []        []
Technology Fund                                    []          []          []             []                []        []
Telecommunications Fund                            []          []          []             []                []        []
Transportation Fund                                []          []          []             []                []        []
Utilities Fund                                     []          []          []             []                []        []
U.S. Long Short Momentum Fund                      []          []          []             []                []        []
Weakening Dollar 2x Strategy Fund                  []          []          []             []                []        []

                           RYDEX SERIES FUNDS -- RYDEX U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
                                                        SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
     A-CLASS      C-CLASS      H-CLASS      ADVISOR CLASS      INVESTOR CLASS      INVESTOR 2 CLASS      TOTAL
------------------------------------------------------------------------------------------------------------------
          []           []           []                []                  []                  []            []
------------------------------------------------------------------------------------------------------------------

                                   APPENDIX S

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

          As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund's outstanding securities:

                                          RYDEX VARIABLE TRUST

                                                    NAME AND ADDRESS        AMOUNT OF SHARES        PERCENTAGE OF
NAME OF THE FUND                                 OF THE BENEFICIAL OWNER        OWNED                 THE CLASS
------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund               []                         []                      []
All-Asset Conservative Strategy Fund             []                         []                      []
All-Asset Moderate Strategy Fund                 []                         []                      []
Alternative Strategies Allocation Fund           []                         []                      []
Amerigo Fund                                     []                         []                      []
Banking Fund                                     []                         []                      []
Basic Materials Fund                             []                         []                      []
Biotechnology Fund                               []                         []                      []
Clermont Fund                                    []                         []                      []
Commodities Strategy Fund                        []                         []                      []
Consumer Products Fund                           []                         []                      []
Dow 2x Strategy Fund                             []                         []                      []
DWA Flexible Allocation Fund                     []                         []                      []
DWA Sector Rotation Fund                         []                         []                      []
Electronics Fund                                 []                         []                      []
Energy Fund                                      []                         []                      []
Energy Services Fund                             []                         []                      []
Europe 1.25x Strategy Fund                       []                         []                      []
Financial Services Fund                          []                         []                      []
Government Long Bond 1.2x Strategy Fund          []                         []                      []
Health Care Fund                                 []                         []                      []
High Yield Strategy Fund                         []                         []                      []
Internet Fund                                    []                         []                      []
Inverse Dow 2x Strategy Fund                     []                         []                      []
Inverse Government Long Bond Strategy Fund       []                         []                      []
Inverse High Yield Strategy Fund                 []                         []                      []
Inverse Mid-Cap Strategy Fund                    []                         []                      []
Inverse NASDAQ-100(R) Strategy Fund              []                         []                      []
Inverse NASDAQ-100(R) 2x Strategy Fund           []                         []                      []
Inverse Russell 2000(R) Strategy Fund            []                         []                      []
Inverse Russell 2000(R) 2x Strategy Fund         []                         []                      []
Inverse S&P 500 Strategy Fund                    []                         []                      []
Inverse S&P 500 2x Strategy Fund                 []                         []                      []
Japan 2x Strategy Fund                           []                         []                      []
Leisure Fund                                     []                         []                      []
Long/Short Commodities Strategy Fund             []                         []                      []
Managed Futures Strategy Fund                    []                         []                      []
Mid-Cap 1.5x Strategy Fund                       []                         []                      []

                                                    NAME AND ADDRESS        AMOUNT OF SHARES        PERCENTAGE OF
NAME OF THE FUND                                 OF THE BENEFICIAL OWNER        OWNED                 THE CLASS
------------------------------------------------------------------------------------------------------------------
Multi-Hedge Strategies Fund                      []                         []                      []
NASDAQ-100(R) 2x Strategy Fund                   []                         []                      []
NASDAQ-100(R) Fund                               []                         []                      []
Nova Fund                                        []                         []                      []
Precious Metals Fund                             []                         []                      []
Real Estate Fund                                 []                         []                      []
Retailing Fund                                   []                         []                      []
Russell 2000(R) Fund                             []                         []                      []
Russell 2000(R) 1.5x Strategy Fund               []                         []                      []
Russell 2000(R) 2x Strategy Fund                 []                         []                      []
S&P 500                                          []                         []                      []
S&P 500 2x Strategy Fund                         []                         []                      []
S&P 500 Pure Growth Fund                         []                         []                      []
S&P 500 Pure Value Fund                          []                         []                      []
S&P MidCap 400 Pure Growth Fund                  []                         []                      []
S&P MidCap 400 Pure Value Fund                   []                         []                      []
S&P SmallCap 600 Pure Growth Fund                []                         []                      []
S&P SmallCap 600 Pure Value Fund                 []                         []                      []
Select Allocation Fund                           []                         []                      []
Strengthening Dollar 2x Strategy Fund            []                         []                      []
Technology Fund                                  []                         []                      []
Telecommunications Fund                          []                         []                      []
Transportation Fund                              []                         []                      []
U.S. Government Money Market Fund                []                         []                      []
U.S. Long Short Momentum Fund                    []                         []                      []
Utilities Fund                                   []                         []                      []
Weakening Dollar 2x Strategy Fund                []                         []                      []

                                               RYDEX DYNAMIC FUNDS

                                                    NAME AND ADDRESS        AMOUNT OF SHARES        PERCENTAGE OF
NAME OF THE FUND                                 OF THE BENEFICIAL OWNER        OWNED                 THE CLASS
------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                             []                         []                      []
Inverse Dow 2x Strategy Fund                     []                         []                      []
Inverse NASDAQ-100(R) 2x Strategy Fund           []                         []                      []
Inverse Russell 2000(R) 2x Strategy Fund         []                         []                      []
Inverse S&P 500 2x Strategy Fund                 []                         []                      []
NASDAQ-100 2x Strategy Fund                      []                         []                      []
Russell 2000(R) 2x Strategy Fund                 []                         []                      []
S&P 500 2x Strategy Fund

                                                 RYDEX SERIES FUNDS

                                                    NAME AND ADDRESS        AMOUNT OF SHARES        PERCENTAGE OF
NAME OF THE FUND                                 OF THE BENEFICIAL OWNER        OWNED                 THE CLASS
------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund               []                         []                      []
All-Asset Conservative Strategy Fund             []                         []                      []
All-Asset Moderate Strategy Fund                 []                         []                      []
Alternative Strategies Fund                      []                         []                      []
Alternative Strategies Allocation Fund           []                         []                      []
Banking Fund                                     []                         []                      []
Basic Materials Fund                             []                         []                      []
Biotechnology Fund                               []                         []                      []
Commodities Strategy Fund                        []                         []                      []
Consumer Products Fund                           []                         []                      []
Electronics Fund                                 []                         []                      []
Emerging Markets 2x Strategy Fund                []                         []                      []
Energy Fund                                      []                         []                      []
Energy Services Fund                             []                         []                      []
Europe 1.25x Strategy Fund                       []                         []                      []
Event Driven and Distressed Strategies Fund      []                         []                      []
Financial Services Fund                          []                         []                      []
Government Long Bond 1.2x Strategy Fund          []                         []                      []
Health Care Fund                                 []                         []                      []
High Yield Strategy Fund                         []                         []                      []
Internet Fund                                    []                         []                      []
Inverse Emerging Markets 2x Strategy Fund        []                         []                      []
Inverse Government Long Bond Strategy Fund       []                         []                      []
Inverse High Yield Strategy Fund                 []                         []                      []
Inverse Mid-Cap Strategy Fund                    []                         []                      []
Inverse NASDAQ-100(R) Strategy Fund              []                         []                      []
Inverse Russell 2000(R) Strategy Fund            []                         []                      []
Inverse S&P 500 Strategy Fund                    []                         []                      []
Japan 2x Strategy Fund                           []                         []                      []
Leisure Fund                                     []                         []                      []
Long/Short Commodities Strategy Fund             []                         []                      []
Long Short Equity Strategy Fund                  []                         []                      []
Long Short Internet Rate Strategy Fund           []                         []                      []
Managed Futures Strategy Fund                    []                         []                      []
Mid-Cap 1.5x Strategy Fund                       []                         []                      []
Multi-Hedge Strategies Fund                      []                         []                      []
NASDAQ-100(R) Fund                               []                         []                      []
Nova Fund                                        []                         []                      []
Precious Metals Fund                             []                         []                      []
Real Estate Fund                                 []                         []                      []
Retailing Fund                                   []                         []                      []
Russell 2000(R) 1.5x Strategy Fund               []                         []                      []
Russell 2000(R) Fund                             []                         []                      []
S&P 500 Fund                                     []                         []                      []
S&P 500 Pure Growth Fund                         []                         []                      []
S&P 500 Pure Value Fund                          []                         []                      []
S&P MidCap 400 Pure Growth Fund                  []                         []                      []
S&P MidCap 400 Pure Value Fund                   []                         []                      []
S&P SmallCap 600 Pure Growth Fund                []                         []                      []
S&P SmallCap 600 Pure Value Fund                 []                         []                      []

                                              NAME AND ADDRESS        AMOUNT OF SHARES        PERCENTAGE OF
NAME OF THE FUND                           OF THE BENEFICIAL OWNER        OWNED                 THE CLASS
------------------------------------------------------------------------------------------------------------------
Strengthening Dollar 2x Strategy Fund    []                              []                   []
Technology Fund                          []                              []                   []
Telecommunications Fund                  []                              []                   []
Transportation Fund                      []                              []                   []
Utilities Fund                           []                              []                   []
U.S. Government Money Market Fund        []                              []                   []
U.S. Long Short Momentum Fund            []                              []                   []
Weakening Dollar 2x Strategy Fund        []                              []                   []

--------------------------------------

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act ) of such Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

                                   APPENDIX T

                          NOMINATING COMMITTEE CHARTER

                                                                 August 27, 2008

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS
                              RYDEX VARIABLE TRUST
                                 RYDEX ETF TRUST

                          NOMINATING COMMITTEE CHARTER

I.      THE COMMITTEE

        The Nominating Committee (the "Committee") of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust (each a "Trust" and collectively "the Trusts") shall be composed of at least three members plus the Independent Chairman as an ex officio member pursuant to the following sentence, each of whom is a Trustee who is not an "interested person" of the Trusts ("Independent Trustee") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). At any time when there is an Independent Chairman of the Board, the Independent Chairman shall be a full, voting member of the Committee, ex officio. The Board shall appoint the other members of the Committee and shall designate one member of the Committee to act as chairman of the Committee. All members of the Committee appointed by the Board shall serve at the pleasure of the Board. The role of the Committee shall be to assist the Board of Trustees of the Trusts (the "Board") in identifying and nominating individuals to serve as Independent Trustees of the Trusts.

II.     COMMITTEE FUNCTIONS AND RESPONSIBILITIES

        The Committee shall identify and recommend to the Independent Trustees candidates to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership in light of their background, knowledge and experience, in order to assure that the Board as a whole represents a proper mix of backgrounds and relevant skill sets. The Committee shall also determine whether each such candidate qualifies as not being an "interested person" of the Trusts in terms of both the letter and spirit of the 1940 Act, rules and regulations of the Securities and Exchange Commission ("SEC") adopted under said Act, and any other applicable standards of independence. Among other things, this determination requires the Committee to find the candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trusts. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act or the rules and regulations thereunder that might impair independence, (e.g., business, financial or family relationships with investment advisers, principal underwriters or other service providers). Finally, the Committee shall consider the willingness and ability of each such candidate to devote the time and attention needed to perform the functions of an Independent Trustee

            i. The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as "interested" Trustees of the Funds.

            ii. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

            iii. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the applicable Trust's offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.    COMMITTEE PROCEDURES

        A.  MEETINGS

            i. The Committee shall meet as needed in open or executive session.

            ii. The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate.

            iii. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The
                    Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws.
                    The chairman, or a person designated by the chairman, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

        B.  REPORTS TO THE BOARD

            The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

        C.  RESOURCES

            The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trusts' expense, such other experts or advisors as the Committee deems necessary or appropriate.

                              [FORM OF PROXY CARD]

[LOGO OF RYDEX | SGI]                       PROXY CARD FOR
RYDEX | SGI                                 [FUND NAME PRINTS HERE]
SECURITY GLOBAL INVESTORS(SM)               PROXY FOR A SPECIAL JOINT MEETING OF
                                            SHAREHOLDERS - NOVEMBER 22, 2011

The undersigned hereby appoint(s) Joanna Haigney, Amy Lee and Beth Miller, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

--------------------------------------------------------
|  TAG ID: 123456                                      |
|                                                      |
|  NA1 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA2 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA3 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA4 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA5 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA6 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
|  NA7 - RYDEX SGI - BALLOT 3 - RYDEX STATEMENT        |
--------------------------------------------------------

NOTE: This proxy must be signed exactly as your name(s) appears here on. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

________________________________________________________________________________
Shareholder sign here        Date

________________________________________________________________________________
Joint owner sign here        Date

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:       To cast your vote by phone with a proxy voting                     --------------------------------
             representative, please call toll-free 1-877-864-5058.              |                              |
             Representatives are available to take your voting instructions     |        CONTROL NUMBER:       |
             Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.        |         123456789112         |
                                                                                --------------------------------
MAIL:        To vote your proxy by mail, check the appropriate voting box
             on the reverse side of this proxy card, sign and date the card       IMPORTANT NOTICE REGARDING THE
             and return it in the enclosed postage-paid envelope.              AVAILABILITY OF PROXY MATERIALS FOR
                                                                                      THIS SPECIAL MEETING OF
     Options below are available 24 hours a day / 7 days a week                     SHAREHOLDERS TO BE HELD ON
                                                                                        NOVEMBER 22, 2011

TOUCHTONE:  To cast your vote via a touch-tone voting line, call toll-free          THE PROXY STATEMENT FOR THIS
            1-888-227-9349 and enter the control number to the right.                  MEETING IS AVAILABLE AT:
                                                                                     www.proxyonline.us/rydexsgi
INTERNET:   To vote via the Internet, go to www.proxyonline.us and enter the control number found to the right.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

[FUND NAME PRINTS HERE]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

-------------------------------------------------------------------------------------------------------------------
TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS, PLEASE                        FOR ALL
CHECK THE BOX TO THE RIGHT.
IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.         [ ]
-------------------------------------------------------------------------------------------------------------------

                                                                               FOR          AGAINST          ABSTAIN
1.   To approve a new investment advisory agreement between each Trust
     and Securities Investors, LLC.                                            [ ]            [ ]              [ ]

2.   To approve a new investment advisory agreement between Securities
     Investors, LLC and CLS Investments, LLC for AMERIGO FUND, CLERMONT
     FUND AND SELECT ALLOCATION FUND.                                          [ ]            [ ]              [ ]

3.   To approve a new investment advisory agreement between Securities
     Investors, LLC and Dorsey, Wright & Associates, Inc. for DWA FLEXIBLE
     ALLOCATION FUND AND DWA SECTOR ROTATION FUND.                             [ ]            [ ]              [ ]

4.   TO APPROVE A new investment advisory agreement between Securities
     Investors, LLC and American Independence Financial Services, LLC FOR
     LONG SHORT INTEREST RATE STRATEGY FUND.                                   [ ]            [ ]              [ ]

5.   To approve the following individuals as trustees of the Trust:            FOR          WITHHOLD

         (1) Donald C. Cacciapaglia                                            [ ]            [ ]

         (2) Corey A. Colehour                                                 [ ]            [ ]

         (3) J. Kenneth Dalton                                                 [ ]            [ ]

         (4) John O. Demaret                                                   [ ]            [ ]

         (5) Richard M. Goldman                                                [ ]            [ ]

         (6) Werner E. Keller                                                  [ ]            [ ]

         (7) Thomas F. Lydon                                                   [ ]            [ ]

         (8) Patrick T. McCarville                                             [ ]            [ ]

         (9) Roger Somers                                                      [ ]            [ ]

                                                                               FOR          AGAINST          ABSTAIN
6.   To approve a "manager of managers" arrangement                            [ ]            [ ]              [ ]

7.   To approve the elimination of the fundamental investment policy on        [ ]            [ ]              [ ]
     investing in other investment companies for Rydex Series Funds--U.S.
     GOVERNMENT MONEY MARKET FUND AND RYDEX VARIABLE TRUST--U.S.
     GOVERNMENT MONEY MARKET FUND.

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